SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HARBOR BANKSHARES CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
Common Stock , $0.01 par value

2.	Aggregate number of securities to which transaction applies:
12,478

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$31.00, the per share price to be paid in the transaction

4.	Proposed maximum aggregate value of transaction:
$386,818

5.	Total Fee Paid:
$41.39

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

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HARBOR BANKSHARES CORPORATION
25 West Fayette Street
Baltimore, Maryland 21201
November 16, 2006

To Our Shareholders:

     On behalf of our Board of Directors, we cordially invite you to attend the Annual Meeting of Shareholders of Harbor Bankshares Corporation to be held at Harbor’s main office at 25 West Fayette Street, Baltimore, Maryland 21201 on Wednesday, January 17, 2007, at 12:00 noon Eastern Time. The formal Notice of Annual Meeting appears on the next page.

     At the Annual Meeting, you will be asked to consider and vote on the approval of a merger agreement which provides for the merger of Harbor Bankshares Corporation with Harbor Merger Corporation, its wholly-owned subsidiary, in what is commonly referred to as a “going private” transaction. Harbor Bankshares Corporation will continue after the merger as the surviving company.

     The purpose of the merger is to reduce the number of our shareholders of record to fewer than 300, as required for the suspension of our reporting requirements under Section 13 of the Securities Exchange Act of 1934, in order to eliminate the significant expense required to comply with the those requirements.

     If you approve the merger agreement and the merger is completed, each share of Harbor Bankshares Corporation common stock owned of record at the effective time of the merger by a shareholder owning 100 or fewer shares (other than shareholders who properly exercise their rights as objecting shareholders) will be converted into the right to receive from Harbor Bankshares Corporation $31.00 in cash per share, without interest. Shares owned of record by a holder of more than 100 shares will remain as outstanding shares of Harbor Bankshares Corporation common stock after the merger and those shareholders will not receive any cash payment.

     Because Harbor Bankshares Corporation has a large number of shareholders who own 100 or fewer shares each, we expect that the merger will reduce the number of shareholders of record by approximately 58%, but will reduce the number of total outstanding shares by less than 2%.

     Our Board of Directors believes that the merger agreement is fair to our shareholders and is in the best interests of Harbor Bankshares Corporation and its affiliated and unaffiliated shareholders and unanimously recommends that shareholders vote FOR approval of the merger agreement, and FOR adjournment of the meeting if necessary to solicit additional votes for approval of the merger agreement. The approval of the merger agreement requires the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding voting shares of Harbor Bankshares Corporation common stock, including a majority of voting shares held by shareholders who are not Directors or executive officers of Harbor.

     The enclosed proxy statement gives you detailed information about the Annual Meeting, the merger, and related matters. We urge you to read carefully the enclosed proxy statement, including the considerations discussed under “SPECIAL FACTORS,” beginning on page 13, and the appendices to the proxy statement, which include the merger agreement. Shareholders also are asked to reelect Nathaniel Higgs, Delores G. Kelley, Erich March, and Stanley W. Tucker as Class II Directors for three-year terms.

     In deciding how to vote, you should consider that Directors and executive officers of Harbor have interests in addition to those as shareholders that may conflict with the interests of unaffiliated shareholders. Please see “How do the Board of Directors and the executive officers recommend that I vote?” on page 8.

     It is important that your views be represented whether or not you attend the Annual Meeting. Your vote is important, whether you own a few shares or many. We urge you to vote your shares either in person at the Annual Meeting or by returning your proxy as soon as possible. The Board of Directors recommends that shareholders vote FOR approval of the merger, FOR adjournment of the Annual Meeting, if necessary, and FOR reelection of the four Class II Directors.

Sincerely,

/s/Joseph Haskins, Jr.
Chairman, President, and Chief
     Executive Officer

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HARBOR BANKSHARES CORPORATION
25 West Fayette Street
Baltimore, Maryland 21201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 To Be Held January 17, 2007

     To Our Shareholders:

     The Annual Meeting of Shareholders of Harbor Bankshares Corporation will be held at Harbor’s main office at 25 West Fayette Street, Baltimore, Maryland 21201 on Wednesday, January 17, 2007, at 12:00 noon Eastern Time, for the following purposes:

•	Proposal I–To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of November 1, 2006, by and between Harbor Bankshares Corporation and Harbor Merger Corporation, a Maryland corporation and wholly-owned subsidiary of Harbor Bankshares Corporation (the “merger subsidiary”), pursuant to which the merger subsidiary will merge with and into Harbor Bankshares Corporation, with Harbor Bankshares Corporation being the surviving corporation;

•	Proposal II–To consider and vote upon the proposal for an adjournment of the Annual Meeting to solicit additional proxies for approval of Proposal I, if necessary.

•	Proposal III–To elect four Class II Directors, each to serve for a three-year term; and

•	To act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Note: The Board of Directors is not aware of any other business to come before the Special meeting.

     The Board of Directors has fixed the close of business on November 13, 2006, as the record date for determination of shareholders entitled to vote at the Annual Meeting. The Harbor Board of Directors unanimously recommends that you vote FOR approval of the merger agreement, FOR an adjournment of the Annual Meeting to solicit additional proxies for approval of the merger agreement, if necessary, and FOR the election of four Class II Directors.

     Only shareholders of record of Harbor Bankshares Corporation voting common stock at the close of business on the record date will be entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof. To grant a proxy to vote your shares, you may complete and return the enclosed proxy card. You also may vote in person at the Annual Meeting. Please vote promptly whether or not you expect to attend the Annual Meeting. In the event that there are not sufficient votes to vote upon the merger or to approve other business properly before the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by Harbor Bankshares Corporation.

     You are requested to fill in and sign the enclosed Form of Proxy and to mail it in the enclosed envelope. The Proxy will not be used if you attend and choose to vote in person at the Annual Meeting. Executed but unmarked proxies will be voted FOR Proposal I to approve the Agreement and Plan of Merger, FOR Proposal II for an adjournment of the Annual Meeting to solicit additional proxies for approval of Proposal I, if necessary. and FOR the election of the four Class II Directors.

     Harbor Bankshares Corporation’s only class of voting stock is its common stock, par value $0.01 per share. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at the offices of Harbor Bankshares Corporation during ordinary business hours for a period of at least ten days prior to the Annual Meeting.

By Order of the Board of Directors,

/s/George F. Vaeth, Jr.
Corporate Secretary

     Baltimore, Maryland
     November 16, 2006

     Your Vote Is Important. Please promptly sign, date, and return the enclosed proxy card. If you attend the Annual Meeting and decide that you wish to vote in person or for any other reason desire to revoke your proxy, you can do so at any time prior to its use.

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HARBOR BANKSHARES CORPORATION
25 West Fayette Street
Baltimore, Maryland 21201

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held on January 17, 2007

INTRODUCTION

     This Proxy Statement is being sent to holders of the common stock, $0.01 par value, of Harbor Bankshares Corporation, a Maryland corporation (“Harbor” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of Harbor for use at the 2006 Annual Meeting of Shareholders to be held at Harbor’s main office at 25 West Fayette Street, Baltimore, Maryland 21201 on Wednesday, January 17, 2007, at 12:00 noon Eastern Time, and at any adjournment or postponement of the meeting, for the following purposes:

•	Proposal I–To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of November 1, 2006, by and between Harbor Bankshares Corporation and Harbor Merger Corporation, a Maryland corporation and wholly-owned subsidiary of Harbor Bankshares Corporation (the “merger subsidiary”), pursuant to which the merger subsidiary will merge with and into Harbor Bankshares Corporation, with Harbor Bankshares Corporation being the surviving corporation;

•	Proposal II–To consider and vote upon the proposal for an adjournment of the Annual Meeting to solicit additional proxies for approval of Proposal I, if necessary.

•	Proposal III–To elect four Class II Directors, each to serve for a three-year term; and

•	To act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The purpose of the Agreement and Plan of Merger is to allow Harbor to eliminate the substantial expenses of being a Securities and Exchange Commission (“SEC”) reporting company under the Securities Exchange Act of 1934. If approved and completed, the merger will reduce the number of Harbor record shareholders to fewer than 300, and will allow Harbor to terminate the registration of its common stock under the Exchange Act.

     In the merger, holders of record of 100 or fewer shares will receive $31.00 per share in exchange for their shares; holders of more than 100 shares will remain shareholders of Harbor after the merger. The merger cannot occur unless the merger agreement is approved by the holder of at least two-thirds (2/3) of the outstanding shares of Harbor common stock that are eligible to vote, including a majority of voting shares held by shareholders who are not Directors or executive officers of Harbor.

     This document provides you with detailed information about the proposed merger. Please see the “Summary Term Sheet” on page 4 and the other material referred to therein for important additional information and “WHERE YOU CAN FIND MORE INFORMATION” on page 50 for additional information about Harbor on file with the SEC.

     This Proxy Statement and the accompanying form of proxy are being sent to Harbor shareholders on or about November 16, 2006.

     Only shareholders of record of voting common stock at the close of business on November 13, 2006, the record date, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting. As of November 13, 2006, there were 675,579 shares of Harbor common stock, par value $0.01 per share, outstanding, consisting of 641,784 shares of voting common stock and 33,795 shares of nonvoting common stock.

     The cost of soliciting proxies will be borne by Harbor. In addition to the solicitation of proxies by mail, Harbor also may solicit proxies personally or by telephone or other means through its Directors, officers, and regular employees. Harbor also will request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

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     For additional information regarding the annual meeting and related corporate matters, please see “COMPANY CORPORATE GOVERNANCE” on page 41 and “THE ANNUAL MEETING” on page 48.

     This transaction has not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the fairness or merits of such transaction or upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is unlawful.

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HARBOR BANKSHARES CORPORATION
PROXY STATEMENT

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PROPOSAL I–AGREEMENT AND PLAN OF MERGER

SUMMARY TERM SHEET

     This summary highlights selected information from this proxy statement regarding the proposed transaction and may not contain all of the information that is important to you. For a more complete description of the terms and conditions of the transaction and its effects, you should carefully read this entire document, the attachments, and any other documents to which we refer.

•	Why is Harbor proposing the merger?

     The purpose of the merger is to reduce the number of shareholders of record below 300, which will enable Harbor to terminate the registration of its common stock under the Securities Exchange Act of 1934.

     By terminating the Harbor’s registration under that Act, we hope to:

•	Achieve significant savings in ongoing legal and accounting costs related to the reporting process and shareholder communications required by the Act;
•	Avoid significant expenses and efforts that would be necessary for the Company to comply with additional procedures relating to internal control that otherwise are required by year-end 2007 under the Sarbanes-Oxley Act and SEC regulations; and.
•	Enable management, employees, and the Board of Directors to focus their efforts on the operations and management of the Company’s business, rather than the reporting processes.

     See “SPECIAL FACTORS–Reasons for the Merger” on page 15.

•	What are the effects of not being a reporting company?

     After we terminate the registration of our common stock, we will no longer prepare and file the quarterly, annual, and other reports and proxy statements with the Securities and Exchange Commission. We will continue to issue reports and proxy materials, but these may not contain all of the information that is contained in the annual report and proxy statements that Harbor currently distributes.

     Harbor common stock is not currently traded on any exchange and will not be listed or quoted on any exchange following the merger, but is traded from time to time in the over the counter market. After we terminate the registration of our common stock, we will not be eligible for future quotation or listing on any stock exchange or organized market, and the number of trading markets where the shares may be traded by market makers will be limited.

     Harbor and its wholly owned subsidiary, Harbor Bank of Maryland (“Harbor Bank” or the “Bank”) will continue to be highly regulated and subject to periodic examination by federal and state bank regulatory agencies

     See “Special Factors–Effects of the Merger” on page 18 and ‘–Reasons for the Merger” on page 15.

•	What will I receive if the merger is approved by shareholders and becomes effective?

     If the merger is approved by shareholders and becomes effective:

•	Each holder of 100 or fewer shares of common stock will receive $31.00 in cash per share. Share ownership will be calculated by adding all shares registered in the same manner under procedures established by Harbor.
•	Each holder of more than 100 shares of common stock will continue as a Harbor shareholder and will own the same number of shares as the holder owned before the merger.
•	When will the merger become effective?

     The Board of Directors currently plans to make the merger effective within thirty calendar days of the date on which shareholders approve the merger.

•	Who are “Filing Persons” and “Affiliates”?

     Under the SEC rules that govern going-private transactions, Harbor and the merger subsidiary are “Filing persons,” and they and each of their Directors and executive officers are “Affiliates.” Each of the Filing Persons and Affiliates has determined that the terms of the merger are substantively and procedurally fair to shareholders who will receive cash for their shares in the merger, unaffiliated shareholders who will not receive cash in the merger, and affiliated shareholders. No executive officers or Directors of Harbor own 100 or fewer shares of Harbor common stock, and, accordingly, no executive officers or Directors of Harbor will receive cash in the merger. As a result of the merger, the percentage of common shares beneficially owned by Directors and executive officers of Harbor will increase by less than 2%. See “SPECIAL FACTORS–INTRODUCTION” on page 28.

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•	Does the Board of Directors believe that the terms of the merger are fair?

     Yes. The Board of Directors and each of the executive officers believes that the terms of the merger, including the amount to be paid per share, are fair to and in the best interests of Harbor and all of its shareholders. In reaching its conclusion, the Board considered, among other things:

•	The matters discussed under “Reasons for the Merger”;
•	The opinion of Harbor’s financial advisor, Danielson Associates, as to the fair value of the common stock;
•	Harbor’s current financial position and its available sources of liquidity;
•	Harbor’s business and financial prospects;
•	The continued costs of compliance with Harbor’s reporting obligations under the Exchange Act; and
•	The current and historical prices for our common stock and the liquidity of the market for the common stock.

     The members of the Board of Directors and the executive officers have specifically determined that the transaction is financially and procedurally fair to unaffiliated shareholders. See “Special Factors-Reasons for the Merger” on page 15, “-Recommendation of the Board of Directors; Fairness of the Merger Proposal” on page 17, “-Fairness Determination by Filing Persons” on page 18, “-Opinion of Financial Advisor” on page 18, and “-Price Adjustment since Opinion Date” on page 24.

•	What is the merger, and how will Harbor be operated after the merger?

     In the merger, Harbor Merger Corporation, a newly formed wholly-owned subsidiary of Harbor, will merge with and into Harbor, with harbor being the surviving corporation. As a result of the merger, shareholders who own 100 or fewer shares of Harbor common stock, except for shares owned by shareholders who properly exercise their rights to object to the merger, will receive $31.00 in cash for each share owned, without interest. Shareholders who own more than 100 shares of Harbor common stock will continue to hold shares of Harbor common stock and will not receive any cash in connection with the merger. Approximately 12,478 shares, or less than 2% of total outstanding shares, are expected to be exchanged for cash in the merger. The estimated costs of the merger, including cash to be paid to shareholders with 100 or fewer shares, is $486,818, or less than 3% of total stockholder’s equity at June 30, 2006.

     After the merger, Harbor will continue to operate as a bank holding company and as the parent corporation for Harbor Bank, and expects its business and operations to continue as they are currently being conducted, but without the need to file reports with the SEC. Also, the executive officers and Directors of Harbor will continue to be the executive officers and Directors of Harbor following the merger. We expect to complete the merger in January 2007.

     See: “THE MERGER AGREEMENT” on page 36 and the copy of the merger agreement attached as Appendix A.

•	What vote is required to approve the merger agreement?

     The affirmative vote of least two-thirds (2/3) of the outstanding shares of Harbor common stock eligible to vote is needed for approval of the merger. Members of Harbor’s Board of Directors and executive officers having the power to vote approximately 193,177 or 30.1% of the 641,784 outstanding voting shares have indicated that they intend to vote FOR the merger. The members of the Board of Directors and the executive officers do not intend to acquire any additional shares of common stock prior to approval of the merger. The approval of approximately 52% of the remaining 448,607 outstanding voting shares owned by other, unaffiliated shareholders will be required for approval of the merger. All holders of record of Harbor voting common stock as of November 13, 2006, will receive a copy of this proxy statement and are entitled to vote at the Annual Meeting.

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•	Who is entitled to vote?

     Shareholders of voting common stock as of the close of business on November 13, 2006, the record date, are entitled to vote at the meeting. Each share of voting common stock is entitled to one vote. See “The Annual Meeting-Shares Entitled to Vote; Quorum and Vote Required” on page 48.

•	How do the Board of Directors and the executive officers recommend that I vote?

     The Board of Directors, by a unanimous vote, has approved the merger agreement and recommends that you vote FOR approval of the merger agreement. Executive officers who are not Directors also recommend that you vote FOR approval. You should note that all of the Directors and executive officers own more than 100 shares and expect to remain Harbor shareholders after the merger, and that no Director or executive officer is expected to receive cash in the merger. As you consider the recommendation of the Board of Directors, you should be aware that the Directors and officers of Harbor have interests in addition to their interests as shareholders of Harbor that may conflict with the interests of shareholders who will be cashed out in the merger or non-affiliated shareholders who will not be cashed out in the merger. See “Special Factors-Interests of Executive Officers and Directors in the Merger” on page 28.

•	How do I vote?

     Each shareholder should sign and date the enclosed proxy card and return it to us in the prepaid envelope. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation will be voted in favor of the merger and in favor of the election of all nominees as Director. If you own your shares through a bank, broker, or other nominee, you must vote through your record holder. See “THE ANNUAL MEETING” on page 48.

•	Do I have appraisal or dissenter’s rights?

     Yes. If the merger is approved by the shareholders and is completed, any shareholder who properly perfects his or her right to object to the merger will be entitled to receive an amount of cash equal to the fair value of his shares rather than the consideration provided by the merger agreement. See “APPRAISAL RIGHTS OF HARBOR SHAREHOLDERS” on page 32.

•	What are the federal income tax implications of the merger?

     The receipt of cash in the merger will be taxable for United States federal income tax purposes. You will be treated as either having sold your shares of Harbor common stock for the cash received or as having received the cash as a dividend. In general, your receipt of cash in exchange for your shares of Harbor common stock will be treated as a sale or exchange and you will recognize gain or loss in an amount equal to the cash received less your adjusted tax basis of your shares exchanged for such cash if you actually and constructively own no shares of Harbor common stock immediately after the exchange. If you actually or constructively own shares of Harbor common stock after the exchange, your receipt of cash in exchange for your shares of Harbor common stock may be taxed as a dividend. Shareholders who do not receive cash should not recognize any gain or loss on continuing to hold their shares of Harbor common stock as a result of the merger.

     See “SPECIAL FACTORS–Material U.S. Federal Income Tax Consequences” on page 30.

•	Should I send in my certificates now?

     No. After the effectiveness of the merger, holders of 100 or fewer shares will be sent a letter of transmittal and instructions for submitting shares for payment. Holders of more than 100 shares will not be required to exchange their certificates. See “THE MERGER AGREEMENT–Exchange of Certificates” on page 37.

•	Who can help answer my questions?

     If you have additional questions about the merger, you should contact Teodoro J. Hernandez, Vice President and Treasurer, at Harbor Bankshares Corporation, 25 West Fayette Street, Baltimore, MD 21201, telephone (410) 528-1800.

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STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     This proxy statement and the documents incorporated by reference in this proxy statement include forward-looking statements such as: statements of Harbor’s goals, intentions, and expectations; estimates of risks and of future costs and benefits; and statements of Harbor’s ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behaviors, and other economic conditions; future laws and regulations; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Harbor’s past performance does not necessarily indicate its future results.

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SUMMARY FINANCIAL INFORMATION

Selected Historical Financial Information

	As of and for the Six Months Ended June 30,		As of and for the Years Ended December

	2006	2005	2005	2004	2003	2002	2001

	(Dollars in thousands, except per share data)
Operations Data:
Interest income	$8,436	$7,062	$12,648	$11,886	$11,886	$11,647	$13,609
Interest expense	2,814	1,618	2,283	2,411	2,411	3,402	5,973

Net interest income	5,622	5,444	11,227	10,365	9,475	8,245	7,636
Provision for loan losses	135	240	410	360	755	340	400
Non-interest income	784	939	1,771	1,514	2,506	2,220	2,329
Non-interest expense	4,880	4,825	9,638	9,295	8,610	8,575	8,526

Income before taxes	1,391	1,318	2,950	2,224	2,616	1,550	1,039
Income taxes	496	486	1,067	762	831	473	309

Net income	$895	$832	$1,883	$1,462	$1,785	$1,077	$730

Per Share Data:
Net income-basic	$1.32	$1.20	$2.73	$2.07	$2.46	$1.47	$1.02
Net income-diluted	1.24	1.11	2.55	1.93	2.36	1.43	0.99
Cash dividends declared per share	0.50	0.40	0.40	0.35	0.25	0.25	0
Book value per share	25.50	23.61	24.73	23.04	21.69	19.23	16.72

Balance Sheet Data:
Total assets	$258,174	$243,475	$256,636	$235,464	$219,547	$210,234	$186,586
Deposits	228,475	217,905	229,845	210,224	195,901	193,294	171,531
Total net loans	203,460	179,101	188,936	172,205	149,729	120,523	105,847
Total shareholders’ equity	17,230	16,248	16,954	16,240	15,274	14,149	12,241

Performance Ratios:
Return on average assets	0.70%	0.71%	0.78%	0.63%	0.84%	0.54%	0.37%
Return on average equity	10.60	10.30	11.57	9.33	12.23	8.20	6.20
Dividends declared to diluted net income	30.16	18.02	15.69	18.13	10.59	17.48	NA

Capital Ratios:
Tier 1 regulatory capital to average assets	7.37%	7.52%	7.31%	7.36%	7.46%	5.20%	5.40%
Average equity to average assets	6.64	6.95	6.74	7.27	6.48	5.24	4.77

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Summary Unaudited Pro Forma Financial Information

     The following table sets forth the Harbor’s shareholders’ equity accounts as of June 30, 2006, and pro forma equity accounts as of such date as if the merger were then effective, resulting in the cashing out of 12,478 shares of common stock for an aggregate payment of $486,818, including payments for shares of stock of $386,818 and payment of related professional and other costs of $100,000. Shares acquired will be classified as authorized and unissued. Harbor’s shareholder’s equity as of the date of this proxy statement, the date of the Annual Meeting, or as of any other day, may be higher or lower than the amount set forth below, as a result of earnings or losses from operations, the payment of dividends or other distributions, and changes in the value of Harbor’s available for sale securities. This table indicates that, on a pro forma basis, book value per share decreases by $0.25, or less than 1%, as a result of the merger,

(In thousands, except per share data)	Actual	Pro forma

Common stock (par value $0.01 per share):
Authorized 10,000,000 shares; issued
675,579, including 33,795 common nonvoting
Shares	$6	$6
Additional paid in capital	6,405	5,918
Retained earnings	11,405	11,405
Accumulated other comprehensive loss	(586)	(586)

Total Shareholders’ Equity	$17,230	$16,743

Common equity per share	$25.50	$25.25

     The following table sets forth Harbor’s and the Bank’s actual and estimated pro forma regulatory capital ratios as of June 30, 2006, as if the merger were effective as of that date, resulting in the cashing out of 12,478 shares of common stock for an aggregate payment of $442,143.

	Actual	Pro forma

Total Capital to risk weighted assets
Harbor Bankshares Corporation	11.10 .%	10.88%
Harbor Bank of Maryland	10.94%	10.72%

Tier I Capital to risk weighted assets
Harbor Bankshares Corporation	8.64%	8.42%
Harbor Bank of Maryland	9.95%	9.73%

Tier I Capital to average assets
Harbor Bankshares Corporation	7.47%	7.28%
Harbor Bank of Maryland	8.54%	8.35%

     The above table indicates that, on a pro forma basis, regulatory capital ratios decrease by less than 25 one-hundredth of a percent and remain in excess of the levels required for well capitalized status for regulatory purposes.

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CONSOLIDATED UNAUDITED RATIO OF EARNINGS TO FIXED CHARGES

Ratio of Earnings to Fixed Charges

	Six Months Ended	Years ended December 31

	June 30, 2006	2005	2004	2003	2002	2001

INCLUDING INTEREST ON DEPOSITS
Earnings:
Pre-tax income (loss)	$1,391	$2,951	$2,224	$2,616	$1,550	$1,039
Plus: Fixed charges	2,858	3,851	2,333	2,514	3,541	6,118

Total Earnings	$4,249	$6,802	$4,557	$5,130	$5,091	$7,157

Fixed Charges:
Interest expensed and capitalized interest	$2,814	$3,787	$2,283	$2,411	$3,402	$5,973
Rent expense (for operating leases)	146	213	168	343	464	482
Ratio of interest expense included
in rent expense	30%	30%	30%	30%	30%	30%
Estimated interest within rental expense	43.8	63.9	50.4	102.9	139.2	144.6
Total Fixed Charges	$2,858	$3,851	$2,333	$2,514	$3,541	$6,118

Ratio of Earnings to Fixed Charges
with Interest on Deposits	149%	177%	195%	204%	144%	117%

EXCLUDING INTEREST ON DEPOSITS
Earnings:
Pre-tax income (loss)	$1,391	$2,951	$2,224	$2,616	$1,550	$1,039
Plus: Fixed charges	356	529	381	278	280	296

Total Earnings	$1,747	$3,480	$2,605	$2,894	$1,830	$1,335

Fixed Charges:
Interest expensed and capitalized interest	$312	$465	$331	$175	$141	$151
Rent expense (for operating leases)	146	213	168	343	464	482
Ratio of interest expense included
in rent expense	30%	30%	30%	30%	30%	30%
Estimated interest within rental expense	43.8	63.9	50.4	102.9	139.2	144.6
Total Fixed Charges	$356	$529	$381	$278	$280	$296

Ratio of Earnings to Fixed Charges
without Interest on Deposits	491%	658%	683%	1041%	653%	451%

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SPECIAL FACTORS

Background of the Merger

     Harbor was organized in 1992 to be the registered holding company for the Bank. Harbor became a “public” company filing reports with the Securities and Exchange Commission in 1992. No organized market for the Harbor common stock has ever existed, however, and trading is infrequent and sporadic. From time to time over the years, management has informally discussed the alternatives available to the Company to cease being a reporting company and the relative benefits and costs of deregistration with counsel to the Company. No formal presentations were made by counsel or management on this issue, and no outside evaluation or opinion as to the value of the Company's common stock was solicited. No follow-up on these discussions occurred, and the Company continued to file reports and other documents with the Securities and Exchange Commission.

     In July 2002, the Public Company Accounting Reform and Investor Protection Act of 2002, commonly referred to as Sarbanes-Oxley, was signed into law. Although Sarbanes-Oxley was enacted in 2002, many of its provisions and the provisions of regulations of the Securities and Exchange Commission that were required by Sarbanes-Oxley, did not immediately take effect, but instead have been implemented over time. Some provisions are still in the process of implementation. Since its enactment, Sarbanes-Oxley has created significant additional and increasing regulatory burdens and costs for Harbor. However, Harbor will not bear the full burden of Sarbanes-Oxley until, at the earliest, the application to Harbor of the requirements regarding internal controls over financial reporting under Sarbanes-Oxley Section 404, which is now scheduled for year end 2007. Harbor’ estimates of the costs of Section 404 compliance and the experience of the larger companies that were required to comply at year-end 2004 with these requirements indicates that significant costs and burdens will result from compliance with Section 404 in addition to the substantial burdens and costs that currently apply to Harbor.

     Management and the Board of Directors from time to time received information from Company counsel, its independent accountants, banking industry trade groups, and other sources regarding the requirements of these new provisions of law and regulation. As a result of the implementation of these new provisions, management and the Board of Directors became concerned that the new procedures and disclosures required to comply with Sarbanes-Oxley would significantly increase the management, staff, and Board time and resources dedicated to the securities reporting and disclosure process, including the time needed for training employees in the particulars of the new provisions and additional procedures involved in the management attestations and certifications of internal controls and financial statements. Concern also arose with respect to potential increases in expenses incurred for those processes, including the fees of counsel, accountants, and other compliance advisors and service providers. The Board of Directors and management were also concerned about the potential additional civil and criminal proceedings or liabilities to which the President and Chief Financial Officer could become subject as a result of the new financial statement certification requirements, and Harbor's potential liability to indemnify them if they successfully defended themselves, and the costs of the Company's participation in any such suit, investigation, or proceeding.

     In the third quarter of 2004, management informally discussed with Harbor’s special legal counsel the ability to deregister, and the procedure Harbor should follow in pursuing a possible deregistration transaction. Following those discussions, management began a study of the potential costs and benefits to Harbor of deregistration, and, from time to time, had additional discussions with legal counsel regarding deregistration and the costs of Sarbanes-Oxley compliance and of fulfilling the reporting obligations of a public company. At a regular meeting of the Board of Directors on May 11, 2005, management discussed the effects on Harbor and its shareholders of deregistration and the related costs and benefits, and formally proposed that the Board of Directors consider a transaction which would result in the reduction of the number of shareholders of record sufficient to permit the Company to deregister the common stock under the Securities Act of 1934. Following discussion, the Board voted to proceed with the process in general, but did not at that time determine the timing, structure, or terms of any transaction. Following that meeting, members of management engaged in further discussions with legal counsel and Harbor’s independent accountants regarding the process of deregistration, and began the preparation of the necessary filings. After considering the proposals of several investment banking and financial advisory firms experienced in the valuation and appraisal of financial institutions, Harbor retained the firm of Danielson Associates, Inc., Rockville, Maryland, to provide it with an appraisal of the shares and an opinion that the price to be paid for shares which would be cashed out was a fair price for the common stock. Danielson Associates was selected because of its extensive experience, over a twenty year period, in the valuation and appraisal of financial institutions in connection with mergers, acquisitions, stock offerings, repurchases, fairness opinions, and similar matters; its reputation in the financial services industry for providing such services; the recommendation of counsel, who had previously worked with Danielson Associates; and the price of obtaining the appraisal and opinion from Danielson Associates, which was substantially below the prices quoted by other investment banks. Danielson Associates also had assisted Harbor with respect to the valuation of its common stock in the past. The opinion of Danielson Associates is summarized below, and its fairness opinion is attached as Appendix B hereto.

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     Harbor’s Board of Directors considered the deregistration at its regular meeting on December 14, 2005. In attendance for its consideration of this matter were a representative of Danielson Associates and outside legal counsel as well as the President and CEO and the Treasurer. At that meeting, the Board discussed the structure and effects of deregistration of Harbor as a public company and the merger; the effects of the merger on Harbor, on shareholders whose shares would be acquired in the merger, and on the remaining shareholders; the fiduciary duties of Directors to shareholders; and related matters. In the meeting, outside legal counsel described the process and alternative structures of deregistration to the Board, and the representative of Danielson Associates presented its report, which had previously been distributed to the Board, regarding the fair value of Harbor common stock. Following discussion, the Board unanimously determined that the merger was fair to Harbor and its shareholders, established a price of $29.00 per share to be paid per share to shareholders whose shares would be purchased in the merger, and authorized and directed executive management to proceed with the appropriate actions to effect the merger. The Board of Directors subsequently increased the price to $31.00 per share. See “Price Adjustment since Initial Opinion Date” on page 24.

     As described below, Harbor’s Board of Director’s determined that the accomplishing the deregistration by merger was superior to each of the other alternatives discussed at its meeting of December 14, 2006:

•	Tender Offer. In a tender offer, Harbor would offer to purchase common shares, following the rules established for tender offers by the Securities and Exchange Commission. This method allows shareholders to choose whether or not to have their shares cashed out, as long as the conditions to the tender offer are met. The primary disadvantage to this method is the lack of certainty that a sufficient number of holders will tender their shares to allow the deregistration.

•	Reverse Split. In a reverse split, Harbor would exchange one new share of common stock for a fixed number of outstanding shares, but would pay cash instead of issuing any fractional shares. The exchange ratio in a reverse split would be based upon the estimated number of shareholders to be cashed out in order to reduce the number of record holders below 300. Just as in the case of the merger: (i) approval of more than 2/3 of the common stock entitled to vote would be required; (ii) shares would be required to be cashed out; and (iii) shareholders would be entitled to appraisal rights. The primary disadvantage of this method is the increased cost necessitated by the cashing out of fractional shares of holders who would remain record holders after the reverse split. In addition, Harbor believes that reverse splits are more complex and more difficult to explain to shareholders than mergers.

•	Market Acquisition of Shares. Acquisition of shares on the market was believed to be impractical, given the lack of an established trading market. This method also (i) would not provide any certainty that the number of shareholders would be reduced by a sufficient number, and (ii) would allow shareholders to sell a part of their holdings, while continuing to be record holders of other shares.

•	The Merger. The Board of Directors of Harbor selected the merger over the above alternatives after a review of the comparative advantages and disadvantages of this approach. Approval of the merger requires the affirmative vote of at least two-thirds of the voting shares, including over 50% of the shares held by nonaffiliates. If that approval is received, Harbor can be assured that the reduction in record holders necessary for deregistration can be achieved. This certainty, however, is the result of mandatory conversion of the shares held by owners of record of 100 or fewer shares–if the merger is approved by shareholders and completed, the shareholders who hold of record 100 or fewer shares will receive cash for their shares, either through the conversion of their shares into the right to receive $31.00 per share or through the exercise of appraisal rights, and will not continue as record shareholders of Harbor. The Board of Directors, Harbor, and the merger subsidiary all have determined that this price is fair to unaffiliated and affiliated shareholders, and shareholders who will receive cash and shareholders who own more than 100 shares, and will not receive cash in the merger. Shareholders with 100 or fewer shares prior to the record date can remain shareholders by purchasing additional shares, or can purchase shares after the merger, subject to the availability of Harbor common stock. The use of the merger requires Harbor to expend funds for legal, accounting, and other expenses. The Board determined that a market acquisition of shares sufficient to meet the criteria for deregistration would be improbable, given the illiquid market for Harbor common stock. Each of the other alternatives, a tender offer or reverse split, also would require the expenditure of funds in amounts believed to be at least as much as those required in connection with the merger. The amount of Harbor funds spent on shares, and the effects on Harbor capital, operations, and ownership, of a deregistration effected by means of a merger are believed to be at least as favorable as those achievable by the other methods. For a further description of the effects of the merger, please see “Effects of the Merger” on page 25.

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     The Board of Directors determined the 100-share threshold for determination of shareholders who will be cashed out in the merger based upon the “round number” of shares held of record to be cashed out that would be likely to result in fewer than 300 post-merger record holders without unnecessary cost. The determination was not based upon the identity of any shareholders or on any characteristics of any holder or group of holders other than the number of shares held of record.

     At its meeting of April 19, 2006, the Board reviewed the price to be paid to shareholders whose shares will be purchased in the merger based upon factors it previously had considered and upon the performance of Harbor since the original price was determined. As a result of that review, the Board unanimously increased the price to be paid per share in the merger to $31.00 per share from the original $29.00 per share. See “Price Adjustment since Initial Opinion Date” on page 24.

     See “Special Factors–Recommendation of the Board of Directors; Fairness of the Merger Proposal” on page 17, and “SUMMARY FINANCIAL INFORMATION” on page 10.

Reasons for the Merger

     The primary purpose of the merger is to reduce the number of holders of the common stock below 300, which will enable Harbor to suspend filing periodic and annual reports with the SEC and to no longer incur the significant costs of complying with the reporting requirements of the Exchange Act. The elimination of those requirements will allow management to refocus the time spent preparing reporting documents and engaging in securities law compliance activities onto the pursuit of operational and business goals. In considering the proposed amendments, the Board of Directors considered the benefits and costs to Harbor and the shareholders set forth below, and the factors discussed under the caption “Background of the Merger.”

•	Harbor believes that as a result of the merger it will be able to realize cost savings of at least $87,600 annually by eliminating the requirements to make periodic public reports and by reducing the expenses of shareholder communications, including legal expense ($12,000), accounting expense ($30,000), printing ($20,000), postage ($1,800), data entry, stock transfer, and other administrative expenses ($7,500), as well as a result of reduced staff and management time ($10,000) spent on reporting and securities law compliance matters, and reduction in aggregate total dividend costs ($6,300). In addition, Harbor will avoid the costs of initial compliance with the internal control over financial reporting systems requirements of the Sarbanes Oxley Act, currently expected to be required for public companies of Harbor’s size by year-end 2007, which are estimated to range from $150,000 to $200,000, and continued annual costs of related compliance and reporting in amounts not determined. The Board of Directors believes that the increased disclosure and procedural requirements will result in continuing increased legal, accounting, and administrative expense, and the diversion of Board of Directors, management, and staff effort without a commensurate benefit to the shareholders.

•	Given the absence of a public market for the common stock, and the sporadic and limited trading in the common stock, the Board of Directors does not believe that the costs of reporting are justified. Harbor's earnings are sufficient to permit Harbor's expected growth, and Harbor is not dependent on access to the capital markets to obtain additional financing. If it becomes necessary to raise additional capital, Harbor believes that there are adequate sources of additional capital available, whether through borrowing at the holding company level, or through private or institutional sales of equity or debt securities, although there can be no assurance that Harbor will be able to raise additional capital when required, or that the cost of such capital will be attractive.

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•	The merger is expected to result in the cashing-out at a price determined to be fair by the Board of Directors of the common stock owned by approximately 360 shareholders (58% of the total number of record holders) who, at the Effective Time of the merger, own 100 or fewer shares of Harbor common stock. However, these shareholders together own less than 2% of Harbor’s outstanding common stock.

•	Harbor and the Bank would continue to be minority-owned institutions after the merger.

•	The merger will enable small shareholders to divest themselves of their positions without the expenditure of efforts disproportionate to the value of their holdings, without transaction expenses, and at a price which is significantly higher than recent trades of which Harbor is aware, which have ranged from $25.00 to $31.00 per share.

•	Shareholders who receive cash in the merger generally are expected to be subject to federal income taxes on any gains as if the shares were sold on the market. (See “SPECIAL FACTORS–Material U.S. Federal Income Tax Consequences” on page 30.)

•	The merger and deregistration will have little if any effect on the ability to trade common stock, as no organized market currently exists. Trades will continue to be the result of direct communications between buyers and sellers. The amount paid for the shares being cashed out may result in an increase in the pricing level of future trades, although there can be no assurance that higher prices for the common stock will result or that a continuing shareholder will be able to sell shares at the price being paid to shareholders being cashed out.

•	Operating as a private company will allow management to better focus its efforts on the operations of the Bank, which will benefit our customers and the communities in which we operate.

•	The merger will permit a significant percentage of our shareholders to continue as shareholders and to enjoy the benefits of share ownership, including dividends, when and if declared, potential capital appreciation, and civic benefits from owning shares in a community oriented institution such as Harbor. At the same time, Harbor will be relieved of significant expense and diversion of management time and effort, which may result in improved operating efficiencies and reduced need for additional compliance-related employees, and in potentially increased net earnings.

•	Harbor and the Bank would continue to be highly regulated and subject to periodic examination by the federal and state bank regulatory agencies. The management and Board of Directors of Harbor would not be affected by the transaction. Substantial information about Harbor's financial affairs would remain available to interested shareholders.

•	Harbor believes that no material adverse impact on Harbor's financial position would result from the transaction. The payment of cash from Harbor's capital accounts, however, could result in a future reduction in earnings or reduced asset levels as a result of reduced capital levels and compliance with regulatory capital requirements. The Board of Directors considered the impact of reduced capital levels, but determined that Harbor's and Bank's capital levels would remain more than sufficient to meet the levels required for well capitalized status under applicable regulations after the merger, and that any reduction in income resulting from reduced assets would likely be offset by cost savings realized as a result of deregistration.

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•	The Board of Directors has determined that the price to be paid for the shares of Harbor common stock to be cashed out in the merger is fair and that this deregistration transaction is procedurally fair to Harbor shareholders who will be cashed out in the merger. The Board of Directors also has determined that the transaction is financially and procedurally fair to the remaining shareholders of Harbor, including non-affiliates and affiliates. The Board of Directors has determined that the price at which shares will be cashed out is a fair price for the Harbor common stock. In reaching this conclusion the Board of Directors considered the valuation factors summarized in the opinion of its financial advisor, and the factors stated above and under “Recommendation of the Board of Directors; Fairness of the Merger Proposal,” below. In particular, the Board considered that the $31.00 price represents 11.2 times trailing twelve month earnings at June 30,, 2006, and 122% of book value per common share at June 30, 2006. Please see “Opinion of Financial Advisor” on page 18.

Recommendation of the Board of Directors; Fairness of the Merger Proposal

     The Board of Directors has unanimously determined that the merger is in the best interests of Harbor and all of its shareholders, and is substantively and procedurally fair to: (i) shareholders who will receive cash for their shares in the merger, and (ii) other unaffiliated shareholders. The Board also believes that the process by which the transaction was approved is fair to all of Harbor’s shareholders, and fair to unaffiliated shareholders receiving cash in the merger as well as those unaffiliated shareholders who will retain their shares after the merger. The Board’s determination as to the per share price of $31.00 was made following a vote of the members of the Board of Directors at which the price was approved by a unanimous vote. As set forth in the section entitled “Special Factors – Background of the merger,” prior to voting upon the per share price, the members of the Board of Directors agreed that the going-private transaction is in the best interests of Harbor and all of its shareholders and, based upon the report and opinion provided by Danielson Associates and other factors, unanimously agreed that the per share price to be paid in the merger is fair to all of the shareholders of Harbor and unanimously approved the merger agreement, which included the $31.00 per share price. The Board of Directors adopted the conclusions and analysis of the Danielson Report. The Board of Directors also believes that the process by which the transaction is to be approved by shareholders is fair. The Board of Directors established that the transaction is procedurally fair to the unaffiliated shareholders although it did not retain separate, independent counsel or appraisers to represent solely unaffiliated shareholders. The Board of Directors, however, satisfied the procedural and other requirements of Maryland law, which require it to act in the best interests of all of its shareholders, require the approval of a super-majority of more than 2/3 of the shares entitled to vote as a condition to the merger; and provide dissenter’s appraisal rights. Because officers and Directors own approximately 30% of outstanding shares that will be entitled to vote in the merger and have pledged not purchase any additional shares of common stock prior to the vote of shareholders, approval of the merger effectively requires the approval of more than a majority of unaffiliated shareholders. As described further below, the Board of Directors obtained the opinion of an independent financial advisor as to the fairness of the cash-out price to all shareholders, including, specifically, unaffiliated shareholders. The Board of Directors established an increased cash out price based upon the updated opinion of the financial advisor at its meeting of September 13, 2006. In light of these factors, the Board believes that appointing separate independent counsel or appraisers is unnecessary, and would unnecessarily require additional expense.

     The Board of Directors unanimously recommends that the shareholders vote FOR approval of the merger agreement. Each member of the Board of Directors and each executive officer of Harbor has advised Harbor that he or she intends to vote his or her shares in favor of the merger agreement for the reasons described above. As you consider the recommendation of the Board of Directors, you should be aware that the Directors and officers of Harbor have interests in addition to their interests as shareholders of Harbor that may conflict with the interests of shareholders who will be cashed out in the merger or non-affiliated shareholders who will not be cashed out in the merger. See “Special Factors-Interests of Executive Officers and Directors in the Merger” on page 28.

     As of November 13, 2006, the Directors and executive officers of Harbor and the Bank (16 persons) beneficially owned a total of 193,177 shares of Harbor’s outstanding common stock, or approximately 30.1% (not including any shares that may be acquired pursuant to the exercise of stock options), of the total shares entitled to vote at the Annual Meeting. None of these officers or Directors intends to acquire additional shares of common stock before the merger agreement is approved. Accordingly, the approval of unaffiliated shareholders owning an additional 234,679 shares is necessary for the approval of the merger agreement.

     The Board has the authority to reject (and not implement) the merger (even after approval thereof by shareholders) if it determines subsequently that the merger is not then in the best interests of Harbor and its shareholders.

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Merger Subsidiary’s Determination of Fairness of the Merger Proposal

     The merger subsidiary and its Board of Directors believe that the merger is fair to, and in the best interests of, all of Harbor’s shareholders. The merger subsidiary and its Board of Directors have determined that the merger is fair to the unaffiliated shareholders who will receive cash in the merger and those who will retain their shares of Harbor common stock after the merger. The merger subsidiary and its Board also believe that the process by which the transaction was approved is fair to all of Harbor’s shareholders and have concluded that the process was fair to unaffiliated shareholders receiving cash in the merger as well as those unaffiliated shareholders who will retain their shares after the merger. In reaching its conclusions, the merger subsidiary relied upon the factors considered by, and has expressly adopted the analyses and conclusions of, Harbor’s Board of Directors. See “Special Factors–Recommendation of the Board of Directors; Fairness of the Merger Proposal” on page 17. Merger subsidiary has not received a report, opinion, or appraisal from an outside party. The merger agreement has been approved by merger subsidiary’s Board of Directors and by Harbor, as the sole shareholder of merger subsidiary.

Fairness Determination by Filing Persons

     Harbor and the merger subsidiary are deemed to be “Filing Persons” under the SEC rules that govern going-private transactions. These rules require each filing person to state whether the transaction is fair to unaffiliated security holders.

     In expressing its belief as to the fairness of the transaction to the unaffiliated shareholders, each of the Filing Persons has relied upon the factors considered by Harbor’s Board of Directors, including Danielson Associates’ analyses and opinion, and has adopted Harbor’s Board of Directors’ analysis and conclusions. See “Special Factors–Recommendation of the Board of Directors; Fairness of the Merger Proposal.” Based on those factors, each of the Filing Persons believes that the merger agreement and the process by which the transaction was approved are fair to each of the unaffiliated shareholders, including those who will receive cash in the merger and those who will retain their shares of Harbor common stock. Neither the Filing Persons nor Harbors’ Board of Directors have received any report, opinion, or appraisal from an outside party that is materially related to the merger other than the report of Danielson Associates. The belief of each of the Filing Persons and Affiliates is such person’s individual belief and does not constitute investment advice. If a shareholder is unsure of whether to vote in favor of the merger agreement, that shareholder should consider the recommendation of the Board of Directors or consult with the shareholder’s personal financial advisor.

     Each of the Filing Persons also adopts the purpose and reasons for the merger, and the decision regarding the alternative structures for the going private transaction of the Board of Directors. See “SPECIAL FACTORS – Background of the Merger” on page 13, and “–Reasons for the Merger on page 15.

Opinion of Financial Advisor

     Harbor retained Danielson Associates Inc. (“Danielson Associates”) to perform an independent appraisal of the “fair” market value of the common stock of Harbor. Market value is defined as the price at which the common stock would change hands between a willing seller and a willing buyer, each having reasonable knowledge of relevant facts and assuming a significant amount of stock changing hands daily to assure a true reflection of market forces. Danielson Associates rendered its initial written and oral opinion as of December 8, 2005, to Harbor at its meeting of the Board of Directors on December 14, 2005. Danielson delivered an updated opinion as of August 29, 2006, which was considered by the Board of Directors on September 13, 2006. (For convenience, the initial and updated opinions are referred to together as the “opinion”.) No limitations were imposed by Harbor’s Board of Directors upon Danielson Associates with respect to the investigation made or procedures followed by it in arriving at its opinion. The description of the opinion in this proxy statement has been reviewed by Danielson Associates, and is in a form acceptable to it.

     Danielson Associates is regularly engaged in the valuation of banks and bank holding companies in connection with mergers, acquisitions, and other securities transactions; and has knowledge of, and experience with Maryland and other mid-Atlantic markets and banking organizations operating in those markets. Danielson Associates was selected by Harbor because of its knowledge of, expertise with, and reputation in the financial services industry.

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     In arriving at its opinion, Danielson Associates:

•	Reviewed certain business and financial information relating to Harbor including reports of condition and income and related schedules (commonly referred to as “call reports”) filed by the Bank with federal banking regulators from 1990 through June 30, 2006, the annual reports of Harbor on Form 10-KSB for 2003, 2004, and 2005, the quarterly reports of Harbor on Form 10-QSB for September 30, 2005 and June 30, 2006, and the proxy statement for the 2005 annual meeting of shareholders.

•	Discussed the past and current operations, financial condition, and prospects of Harbor with its senior executives.

•	Reviewed and compared the pricing ratios, to the extent publicly available, with those of comparable institutions.

•	Considered such other factors as it deemed appropriate.

     Danielson Associates did not obtain any independent appraisal of assets or liabilities of Harbor. Further, Danielson Associates did not independently verify the information provided by Harbor and assumed the accuracy and completeness of all such information.

     In arriving at its opinion, Danielson Associates performed a variety of financial analyses. Danielson Associates believes that its analyses must be considered as a whole and that consideration of portions of such analyses could create an incomplete view of Danielson Associates' appraisal. The preparation of an appraisal of “fair” market value is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description.

     In its analyses, Danielson Associates made certain assumptions with respect to industry performance, business and economic conditions, and other matters, many of which were beyond Harbor's control. Any estimates contained in Danielson Associates analyses are not necessarily indicative of future results of value, which may be significantly more or less favorable than such estimates. Estimates of the value of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold.

     Initial Opinion and Updated Opinion. Danielson employed the same methodology in the appraisal of fair market value of Harbor’s common stock in its initial opinion of December 8, 2005, and in its updated opinion of August 29, 2006. The initial opinion included reliance upon financial information for Harbor and comparable institutions through September 30, 2005, or earlier dates to the extent necessary. Based on its methodology, Danielson Associates arrived at its opinion that the “fair” value of the Harbor common stock as of December 8, 2005, was between $28.13 and $29.63 per share with the midpoint being $28.88 per share. Danielson Associates’ initial opinion sated that, as of that date, any price in this range would have been a “fair” price for purposes of the merger. The Board of Directors established the price of $29.00 per share to be paid in the merger based upon that earlier analysis and opinion. However, Danielson Associates’ updated report, using the same methodology but with more recent financial information, concluded that the “fair” value of the Harbor common stock as of August 29, 2006, was between $30.53 and $32.17 per share with the midpoint being $31.35 per share. In Danielson Associates’ opinion, as of that date, any price in this range would have been a “fair” price for purposes of the merger. The Board of Directors has relied upon the updated analysis and opinion of Danielson Associates in establishing the increased price of $31.00 per share at its meeting of September 13, 2006. This $31.00 price is the same as that set by the Board at its meeting of April 19, 2006. Please see “Price Adjustment since Initial Opinion Date” on page 24.

Updated Opinion.

     Following is a summary of selected analyses considered by Danielson Associates in connection with its updated opinion. Please see, “Initial Opinion.” on page 24, and “Price Adjustment since Initial Opinion Date” on page 24 for additional information regarding the initial opinion and the Board’s price determinations.

     Comparable Companies. In determining what is a “fair” price for the outstanding shares of Harbor common stock, Harbor was compared with four groups of publicly-traded banking organizations. The first group is comprised of commercial banking organizations based in urban areas that have assets between $150 and $525 million, have returns on average assets approximately .50% or greater, and trade on a national exchange (“urban exchange group”). The second group consists of commercial banking organizations with the same restrictions as the urban exchange group but which trade instead on the over-the-counter bulletin Board market (“urban OTC group”). These banking organizations are sometimes referred to as “banks” for simplicity. The banks in these groups are either small urban banks or minority-owned banks. The analysis was complicated by the fact that very few small urban banks or banks that are minority-owned have publicly traded stock. However, the banks in these four groups are similar to Harbor and are believed to provide the best measurement of Harbor’s stock value. The initial comparisons are to three groups of non-minority banks in urban areas, but the primary comparison on which Harbor’s valuation is based is to a group comprised of other minority-owned banks. The composition of the comparable company groups is described below.

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•	Urban Exchange Group– This group is comprised of thirteen commercial banks based in urban areas along the east coast that have assets between $150 and $525 million, have returns on average assets of approximately .50% or more, and trade on a national exchange. The stocks of these banks, with three exceptions, trade on average more than 2,000 shares each day.

•	Urban OTC Group– This group consists of ten commercial banks with the same restrictions as the urban exchange group, but which trade on the over-the-counter bulletin board market. The stocks of most of these banks are less liquid than those of the urban exchange group and trade on average a little over 900 shares each day.

•	Urban Most Applicable Group– Since the first two groups contained several newly-formed banks and banks with much better performance than Harbor, a third group was created from the banks in the urban exchange group and the urban OTC group which eliminated those less comparable banks. The remaining five banks are the banks most applicable to Harbor based on location, performance, and history.

•	Minority-Owned Group– Includes banks that are among the total seventeen minority-owned publicly-traded banks. Several different minorities are represented in the total seventeen institutions– African-American, Hispanic, and Asian and women. Some of these banks are comparable to Harbor but others because of their size, performance, or minority orientation are not comparable. Accordingly, banks with assets over $900 million or other attributes that would make them not comparable to Harbor were excluded from this group. The remaining six minority-owned banks are most comparable to Harbor

     The first two groups of urban comparables, and the third group which is a mix of the first two, provides a base from which to view the pricing of a non-minority-owned bank located in a city. As will be discussed later, minority-owned banks tend to serve larger more densely populated urban areas and typically have a lower valuation.

     Financial Comparisons

•	Urban Exchange Group. The urban exchange group’s financial performance was comparable to Harbor’s. The urban exchange group’s median returns on average assets and equity of .91 and 10.07% were similar to Harbor’s .77% and 11.65%, respectively. Nonperforming assets (“NPAs”) as a percent of assets were .14% for Harbor which was lower than the .23% for the comparable group. The urban exchange group had equity-to-assets of 7.77% while Harbor’s was 6.67%. Harbor’s net interest income of 4.53% of average assets in the twelve months ending June 30, 2006, was higher than the urban exchange group median of 3.73%, but this was more than offset by net operating expense that was about one and a half times the comparative group’s median. The urban exchange group’s stock price multiples were diverse. The price times earnings multiples for these banks, ranged from 13.0 to 29.6 times earnings, with a median of 19.6 times earnings. The price-to-book ratios also had a wide range with a low of 141%, a high of 311% and a median of 179%.

•	Urban OTC Group. The urban OTC group performed much better than Harbor with median returns on average assets and equity of 1.16% and 14.74%, respectively, compared to .77% and 11.65%, respectively, for Harbor. Equity-to-assets was similar with the urban OTC group having a median of 7.53% to Harbor’s 6.67%. Once again the NPAs of the comparable group were higher than Harbor’s, at .34% of assets versus .14% of assets for Harbor. In comparing income and expense ratios, Harbor outperformed the OTC group in terms of net interest income but gave away its advantage with higher net operating expense. Harbor had net interest income to average assets of 4.53% for the twelve months ended June 30, 2006, versus a median of 4.36% for the urban OTC group. Net operating expense was the opposite with Harbor having a much higher net operating expense to average assets of 3.24% compared to 2.31% for the comparable group. As a result Harbor’s net operating income as a percent of assets was lower than that of the comparable group’s median – 1.29% to 2.10%. The pricing ratios for the urban OTC group were just as diverse as the urban exchange group’s. Price-to-earnings multiples ranged from 11.2 to 32.0, with a median of 17.8. Price-to-book multiples ranged from 150% to 366% of book with a median of 244%.

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•	Urban Most Applicable Group. Since the members of the urban exchange group and the urban OTC group were selected based on their having similar assets to Harbor and being in urban markets, there were differences in their other characteristics that distort their comparability to Harbor. For example, the pricing multiples of the urban exchange group and the urban OTC group were in the range of 11 to 32 times earnings and 141% to 366% of book, but these groups contain several newly formed banks and banks with far superior performance that are valued at high multiples. As noted above, the Urban Most Applicable Group was created by eliminating less comparable banks that were new or high performance banks. The urban most applicable group’s five banks had median returns on average assets and equity of .86% and 12.49%, respectively. While this was higher than Harbor’s .77% and 11.65%, respectively, both are in the range of moderate performing banks.

•	Minority-Owned Group. There are seventeen publicly traded minority-owned institutions as defined by the Federal Reserve Bank. These banks represent African-American, Hispanic, Asian and women minorities. Some of these banks are comparable to Harbor but others because of their size, performance, or minority orientation are not comparable and have been excluded. Danielson Associates determined that the remaining six banks that are most comparable to Harbor provide the best basis on which to value its stock.

The minority-owned institutions that were non-comparable were excluded based on size, performance, or minority orientation. The five banks with assets over $900 million were so much larger than Harbor that they were not comparable. In terms of performance there were two banks whose performance was too far above Harbor’s to be comparable and four banks whose performance was too far below Harbor’s to be comparable. The two top performers all had returns on equity of over 16% and the four poorly performing banks all had returns on equity below 5.25%. In addition two of these poor performers with assets under $100 million and were too small to be comparable, and a third had high NPAs which might add another reason that it would be not comparable.

Four of the six remaining minority-owned institutions (the “minority-owned group”) were all African-American owned, three of which were banks and the other a thrift. The largest in the group was the New York City based thrift Carver Bancorp, Inc. (“Carver”) with assets of $655 million and the smallest was the Portland, Oregon based Albina Community Bancorp (“Albina”) with assets of $125 million The other four banks were the Atlanta, Georgia based Citizens Bancshares Corporation (“Citizens”), the Durham North Carolina based M&F Bancorp, Inc. (“M&F”), and the Washington, D.C. based Abigail Adams National Bancorp, Inc. (“Adams”) and IBW Financial Corporation (“IBW”). Harbor with assets of $258 million was below the median of this group of $333 million.

Equity as a percent of assets was similar for five of the banks, but the sixth, Albina, was substantially lower. The group median was 7.62% compared to Harbor’s capital-to-assets of 6.67%.

In terms of performance the six banks in the minority-owned group had performance comparable but below that of Harbor. Returns on average equity ranged from 6.67% to 10.53% with a median of 7.91%. Harbor’s return on average equity was 11.65% but it was aided by its low capital ratio. Median return on average assets of .63% was closer, compared to Harbor’s return on average assets of .77%. The bank with the lowest NPAs-to-assets was Adams at .31% and the highest was Citizens at 1.22%. Harbor’s NPAs-to-assets of .14% was substantially better than peer levels.

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Harbor’s net interest income to average assets of 4.53% was inside the range of 3.02% to 4.59%, and above the median of 4.18%. In terms on net operating expense to average assets Harbor’s 3.24% was again inside the range of 2.15% to 3.67%, but was above the median of 3.19%.

The pricing of the minority-owned group varied widely. Price earnings multiples ranged from 7.7 to 24.4 times earnings with a median of 14.0 times, while price-to-book ratios ranged from 79% to 224%, with a median of 93%. Absent adjustments for illiquidity of the market for the stock discussed below, Harbor's common stock would be expected to trade within the comparative groups' normal range of earnings multiples, as its financial characteristics are comparable with those of the comparative groups. However, the banking organizations most similar to Harbor, the urban minority owned banks, do not trade in line with the pricing values of the other comparable groups', and as a result the fair value of Harbor will similarly not be in line with the pricing values of the other groups. (Although Danielson reviewed current and historical trading in Harbor stock, it concluded that number of shares traded was too small on which to base a valuation.)

     Valuation Methods. A number of methodologies can be used to establish a fair price for shares of an unlisted stock, including (a) sale prices of similar companies, (b) liquidation value, (c) discounted dividends analysis under certain earnings and growth assumptions, and (d) comparisons with stock prices of similar companies that are publicly-traded. Danielson Associates determined that a comparison with stock prices of similar publicly traded companies was the best method for the valuation of Harbor’s common stock. The first three methods are primarily utilized when there is either a likely sale of the company, a possibility of failing, or adequate comparisons do not exist. These last three methods were not used for the Harbor valuation because Harbor is not considering a sale, it is not in danger of failing, and there are applicable market comparables on which to base a valuation of its stock. Thus, Harbor’s value has been established on a “going-concern value” basis by comparisons to stock prices of urban and minority-owned banks with similar size, performance, and market characteristics after which certain discounts were applied. Danielson Associates determined that the number of Harbor shares traded during 2005 and 2006 to the date of the updated opinion was too small on which to base a valuation and did not consider them in the valuation.

•	Earnings Derived Valuation. The methods by which bank stocks are normally valued are (a) price times earnings, (b) price-to-book, and (c) price-to-assets. Generally, the best method of valuation when earnings are normal, or can be normalized, is price times earnings. Price-to-book is used when price times earnings cannot be used because earnings are not normal or cannot easily be normalized. Price-to-assets is used when price-to book does not provide a meaningful valuation. As Harbor’s earnings had been sustained for several years through June 30, 2006, Danielson determined that the valuation should be based primarily on earnings.

The first two groups considered were the urban exchange group and the urban OTC group. A number of the banks in these two groups were eliminated to form a single group with more similarities to Harbor, but the pricing multiples of the larger groups than were reviewed for reference. The urban exchange group had thirteen banks and a median price times earnings multiple of 19.6. The urban OTC group had ten banks and had a median price times earnings multiple of 17.8.

When the new banks and high performers in the urban exchange group and the OTC group were eliminated there were five banks remaining. These five banks comprise the urban most applicable group and had financial conditions and performance similar to Harbor’s. The median price times earnings of this group were 15.4. That the price times earnings were lower than those of the larger groups is not surprising as new banks are often valued based on anticipated future performance and high performing banks may merit a higher multiple.

The final comparative group and the most relevant to Harbor is the minority-owned group. Four of these six banks all are African-American owned and serve urban areas like Harbor. In addition, they all have similarities in financial condition and performance. The median price times earnings for this group is 14.0.

The price times earnings multiples for the four comparables groups were 19.6X, 17.8X, 15.4X and 14.0X. The latter two multiples – for the urban most applicable and the minority-owned group – are the most comparable.

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•	Stock Transactions. There have been only 16 known Harbor stock transactions since December 31, 2004. In 2005, the stock traded consistently around $25.00 per share except for two trades around $19.00 per share. In 2006, the stock continued trading around $25.00 per share but the three most recent trades were for $29.73, $28.00, and $31.00 per share. At a price of $31.00 based on current financial data, Harbor common stock trades for 11.6 times fully-diluted earnings and 122% of book. Trading volume in 2006 was just 11,181 and in 2005, 34,875 shares traded. However, Danielson Associates determined that the trading volume was insufficient on which to base a valuation and did not considered Harbor’s current or historical trading prices in its valuation.

•	Discounted Dividends Analysis. Danielson Associates applied present value calculations to Harbor's estimated dividend stream under several specific growth and earnings scenarios. The projected dividend streams and terminal values, which were based on a range of earnings multiples, were then discounted to present value using discount rates based on assumptions regarding the rates of return required by holders or prospective buyers of Harbor common stock. In performing this analysis, Danielson Associates used the following assumptions: (a) growth rate of 6%; (b) ending price/earnings ratios of 12X and 14X; (c) tax rate of 36%; (d) discount rates of 10% and 12%; and (e) dividends in amounts so that capital over 6.50% is paid out as dividends. Based on this analysis, the value of the Harbor common stock would be between $30.53 and $32.17 per share.

•	Other Factors. In addition to performing the analyses summarized above, Danielson Associates also considered other factors. These included the general trading levels for comparable banks, the past financial performance, their market positions and future prospects and general economic conditions.

     Value Adjustments. In order to determine the “fair” price for shares of Harbor common stock, it was necessary to consider how it differs from the comparable banks and make the adjustments reflecting the differences. These adjustments considered such items as profitability, capital, growth momentum, market, deposit mix, asset mix and quality, management, liquidity of common stock as well as any unique circumstances. These valuation adjustments, other than the minority ownership discount which is based on the comparative pricing levels of the comparative groups, are not mathematically derived, but are based on a subjective analysis based on the experience of Danielson Associates and its review of market reactions to valuation issues over more than 20 years. In performing its analysis, Danielson believed that a discount of between 5% and 15% was appropriate to account for the illiquidity of the common stock, and an additional discount of 15% was appropriate to account for the other interrelated factors of market, growth, and minority ownership.

     When all of the elements of possible adjustments to the value of Harbor are considered, it merits discounts based on market, stock liquidity, and minority ownership.

•	Market. Harbor has continued to look for branches in growing areas within its market, but the majority of its branches and deposits are in Baltimore City, a declining market. This is particularly important in a valuation since part of the value of a banking organization is its growth opportunities and the likelihood that it will be acquired. Harbor’s market limits both its potential growth and is likely to deter most potential acquirers. Thus, market is a reason for a downward value adjustment in comparison to the urban most applicable group, which generally served better markets, but not the minority-owned group, which served similar large urban markets.

•	Stock Liquidity.Harbor differs from most of the comparable banking organizations in the illiquidity of its stock. The comparable banks, generally, do not trade extensively, but they are listed on either a national exchange or trade over-the-counter. Harbor is not listed on any exchange, and its stock trades very sporadically.

•	Minority Ownership. A significant characteristic of Harbor is its minority ownership, particularly its African-American ownership. This characteristic is reflected in the minority-owned group, but not in the urban most applicable group. This minority-ownership adversely affects the value of the stock by decreasing the likelihood Harbor will be sold, and thus its potential sale value. Investors do not consider minority banks likely to sell, and, thus, no acquisition premium is normally included in the value. The reason for this perception is that minority banks seldom are sold willingly because there is a stronger community commitment than for most non-minority urban banks and non-minority banks, which represent the bulk of possible buyers, have minimal interest in acquiring minority banks because of the poor economic dynamics of the urban markets they normally serve and the potential run-off of customers after a merger. In the view of Danielson Associates, a non-minority bank may buy a minority bank, but it is unlikely to pay a full premium for it.

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     Conclusion. In the opinion of Danielson Associates, the best guide as to the value of Harbor’s stock is the price times earnings multiples of other African-American banks having similar size and performance, and being located in similar urban markets, and that the value determined by the urban most applicable group – which is slightly lower – should also be considered, but only to determine that the value is to the lower half of the range determined by the minority-owned group.

     Since no comparable banking organizations used in the various analyses are totally identical to Harbor, the results do not represent mathematical certainty. Instead the comparisons rely on the likelihood that the median stock prices of comparable banks are applicable to the stock value of Harbor.

     Based on these comparisons, an analysis of Harbor's past performance and future potential and by applying discounts for market, stock liquidity and its minority ownership, Danielson Associates arrived at its updated opinion that the “fair” value of its common stock as of August 29, 2006, is between $30.53 and $32.17 per share with the midpoint being $31.35 per share. In Danielson Associates’ opinion, any price in this range would be a “fair” price for purposes of the merger.

     The summary set forth above is not a complete description of the analyses and procedures performed by Danielson Associates in the course of arriving at its opinion. The full texts of the report of Danielson Associates dated December 8, 2005, and the updated report dated August 29, 2006, which set forth the assumptions made and matters considered, are available for inspection and copying at Harbor's principal executive offices during regular business hours by any interested shareholder, or the representative of any shareholder designated in writing. Danielson Associates' opinion is directed only to the “fairness” of the value of Harbor common stock and does not constitute a recommendation to any Harbor shareholder as to how such shareholder should vote.

Initial Opinion.

     The initial opinion, dated December 8, 2005, employed the same methodology described above, but, did not reflect results or other financial data for Harbor or comparable banks for periods after that date. In addition, the updated opinion reflected several changes in the peer group composition based upon changes in the financial data, including the elimination of one bank from the Urban Exchange Group based upon its pending acquisition, the elimination of one bank from the Urban OTC Group due to its deregistration, the elimination of those two banks from the Urban Most Applicable Group, and a change in the composition and increase by two of the Minority-Owned Group. The price times earnings multiples for the four comparables groups in the initial report were 22.7X, 17.8X, 15.5X and 14.0X. As noted above, Danielson Associates arrived at its opinion that the “fair” value of the Harbor common stock as of December 8, 2005, was between $28.13 and $29.63 per share with the midpoint being $28.88 per share. In Danielson Associates’ initial opinion, as of that date, any price in this range would have been a ”fair” price for purposes of the merger. The Board of Directors established the price of $29.00 per share to be paid in the merger based upon that earlier analysis and opinion.

     Compensation of Danielson Associates. Pursuant to an agreement, Danielson Associates will be paid fees of approximately $10,750, plus reasonable out-of-pocket expenses.

Price Adjustment since Initial Opinion Date

     At its meeting of December 14, 2005, the Board originally established a price of $29.00 per share for shares to be purchased in the merger in consideration of the opinion of Danielson Associates and other factors. At its meeting of April 19, 2006, the Board reviewed the price to be paid to shareholders whose shares will be purchased in the merger based upon factors it previously had considered and upon the performance of Harbor since the opinion of Danielson Associates was rendered and the original price was determined. In its review the Board considered the significant growth in net income and the resulting effect on book value since September 30, 2005. As a result of that review, the Board unanimously increased the price to be paid per share in the merger to $31.00 per share from the original $29.00 per share. This increased price was within the range subsequently established in Danielson’s updated opinion. The Board of Directors determined to maintain that price based upon review of that updated opinion at its meeting of September 13, 2006.

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Effects of the Merger

     The merger will have various effects on Harbor, as described below.

     Reduction in the Number of Shareholders. We believe that the merger will reduce the number of record shareholders from approximately 626 to approximately 266, and the number of outstanding shares of voting common stock from 641,784 as of the record date, to approximately 629,306 after the merger. The merger will have no effect on the number of shares nonvoting common stock (33,795).

     Decrease in Book Value. Assuming: the price to be paid to holders of 100 or fewer shares of common stock will be $31.00 per share, (ii) the maximum number of shares of common stock expected to be cashed-out as a result of the merger is 12,478 , (iii) the total cost to Harbor (including expenses) of effecting the merger is expected to be approximately $486,818, and (iv) at June 30, 2006, aggregate shareholders’ equity in Harbor was approximately $17.2 million, or $25.50 per share. Based upon these facts and assumptions, Harbor expects that, as a result of the merger:

•	Aggregate shareholders’ equity of Harbor as of June 30, 2006, will be reduced from approximately $17.2 million on a historical basis to approximately $16.7 million on a pro forma basis; and

•	The book value per share of common stock as of June 30, 2006, will be reduced from $25.50 per share on a historical basis to $25.25 per share on a pro forma basis.

     Decrease in Capital. The merger will reduce Harbor’s capital. However, Harbor expects that its regulatory capital ratios will continue to exceed the levels required for “well capitalized” banking organizations. Harbor’s tier 1 capital to risk-weighted assets ratio will decrease from 8.64% on a historical basis to approximately 8.42% on a pro forma basis. Harbor’s tier 1 to average assets ratio will decrease from 7.47% on a historical basis to approximately 7.28% on a pro forma basis, and its total risk-based capital ratio will decrease from 11.10.% on a historical basis to approximately 10.88% on a pro forma basis. All regulatory capital ratios have been calculated assuming that 12,478 shares are cashed-out in the merger.

     Suspension of Exchange Act Reporting Obligations. Once our common stock is no longer held by 300 or more shareholders of record, we plan to file a Form 15 with the SEC, which will suspend our obligation to file reports under section 13(a) of the Exchange Act, including quarterly reports on form 10-QSB, annual reports on Form 10-KSB, and current reports on form 8-K. We expect that termination of the registration of the Harbor common stock will occur 90 days after the filing of the Form 15, after which we will no longer be required to file other reports required to be filed by issuers of registered securities under the Exchange Act and the related requirements of the Sarbanes-Oxley Act. Suspension of our reporting obligations under Section 13(a) of the Exchange Act and related provisions of the Sarbanes-Oxley Act will substantially reduce the information we are required to furnish to our shareholders and to the SEC. Deregistration of the Harbor shares would also make certain provisions of the Exchange Act, such as proxy statement disclosure in connection with shareholder meetings, no longer applicable to Harbor. Accordingly, we estimate it will eliminate costs and expenses associated with continuance of the Exchange Act registration, estimated at approximately $100,000 per year. In addition, Harbor will avoid the costs of initial compliance with the internal control systems requirements of the Sarbanes Oxley Act of 2002, currently expected to be required for public companies of Harbor’s size by year-end 2007, which are estimated to range from $150,000 to $200,000, and continued annual compliance costs related to those requirements in amounts not determined. We intend to apply for such suspension of registration as soon as practicable following completion of the merger.

     Effect on Market for Shares. Harbor common stock is not currently traded on any exchange. Following the merger, Harbor’s common stock will not be listed or quoted on any exchange following the merger, and the number of trading markets where the shares could be traded by market makers will be limited.. Because we will no longer be required to file reports under the Exchange Act, the market for shares of Harbor common stock may be adversely affected. Currently, there is minimal liquidity in our shares of common stock and there may be a further reduction in the liquidity of our common stock after the merger.

     Effect on Dividends. The principal source of our cash revenues comes from dividends received from the Bank. The amount of dividends that may be paid by the Bank to us depends on the Bank’s earnings and capital position and is limited by federal and state law, regulations, and policies. In addition to the availability of funds from the Bank, our future dividend policy is subject to the discretion of our Board of Directors and will depend upon a number of factors, including future earnings, financial condition, cash needs, and general business conditions. If dividends should be declared in the future, the amount of such dividends cannot be estimated and it cannot be known whether such dividends would continue for future periods.

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     We anticipate that the merger will not have a material effect on our dividend policy, and we intend to continue paying an annual cash dividend; however, any future declaration and payment of dividends will depend upon, among other factors, our results of operations and financial condition, future prospects, regulatory limitations and capital requirements, and other factors deemed relevant by the Board of Directors.

     Furthermore, in 2003 in connection with the private placement of trust preferred securities, we formed Harbor Bankshares Corporation Capital Trust (the “Trust”) as a subsidiary and issued $7.2 million of floating rate junior subordinated debentures to the Trust. The floating rate junior subordinated debentures pay interest quarterly, and as a result, we may be required to reduce the amount of, or stop paying, dividends on Harbor common stock in order to make such payments of interest and repayment of principal. See “– Financial Effects of the Merger; Financing of the Merger,” below.

     Financial Effects of the Merger; Financing of the Merger. We expect that the purchase of the cashed-out shares in the merger will cost no more than approximately $386,818 which does not include approximately $100,000 in professional fees and other expenses we anticipate incurring in the course of the transaction. In addition, we do not expect that the completion of the merger will have any material adverse effect on our capital adequacy, liquidity, results of operations, or cash flow. Because we currently do not know the actual number of shares that will be cashed-out in the merger, we do not know the exact amount of cash we will pay to shareholders in the merger. However, our obligation to consummate the merger under the merger agreement is conditioned on the aggregate number of shares of Harbor common stock owned by shareholders who are to be cashed-out or who have properly perfected their rights as objecting shareholders not exceeding 1.0% of the issued and outstanding shares of Harbor common stock. It is anticipated, however, that, if necessary, we will waive the condition to closing that limits the amount of shareholders being cashed out to 1% of our shares and, therefore, that all shareholders who own 100 or fewer shares will be cashed out. You should read the discussion under “The Merger Agreement–Conditions to the Completion of the Merger” on page 33 for a description of conditions to the obligations of the parties to consummate the merger and “Special Factors–Fees and Expenses” on page 23 for a description of the fees and expenses that we expect to incur in connection with the merger. Funds for the acquisition of shares are expected to be obtained by means of a dividend from the Bank, the funds for which would be obtained from the Bank’s general working capital. As of June 30, 2006, the Bank could pay in excess of $9 million in dividends to Harbor without regulatory approval. The board of directors of the Bank has the authority to declare and pay dividends to Harbor, and has indicated its intention to declare a dividend in to Harbor in an amount sufficient to provide the funds required by Harbor for the purchase of shares in the Merger without material condition. Accordingly, no alternative financial arrangements have been made.

     Ownership Percentage of Officers and Directors. As a result of the merger, we expect that (a) the percentage ownership of all shares of outstanding common stock of Harbor held by current executive officers and Directors of Harbor and the Bank as a group (16 persons) will increase by less than 1%, from 28.6% to approximately 29.1% (excluding the effect of options); (b) the percentage ownership of all shares of outstanding voting common stock of Harbor held by current executive officers and Directors of Harbor and the Bank as a group will increase less than 1%, from 30.1% to 30.7%; (c) the percentage of beneficial ownership of voting common stock (including shares issuable upon the exercise of stock options that are or will become exercisable within 60 days of November 13, 2006) held by current executive officers will increase by less than 1%, from 40.9% to 41.6%; (c) the collective book value as of June 30, 2006, of the shares of Harbor common stock held by our current officers and Directors, as a group, will decrease from approximately $4.93 million on a historical basis to approximately $4.88 million on a pro forma basis; and (d) the collective pro rata interest of our current officers and Directors, as a group, in the net income of Harbor for the quarter ended June 30, 2006, will increase from $256,000 on a historical basis (based on the number of shares beneficially owned by such officers and Directors as of the record date) to approximately $261,000 on a pro forma basis (based on the number of shares we anticipate such officers and Directors to own beneficially immediately after the merger). For a description of the assumptions used in determining the numbers of shares and related percentages that we expect to be held by executive officers and Directors immediately following the merger, please see footnotes under “THE PARTIES–Security Ownership of Certain Beneficial Owners and Management” on page 35.

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     The Board of Directors of Harbor was aware of these interests and considered them in approving the merger agreement. See “SPECIAL FACTORS–Background of the Merger” on page 13.

     No Further Reporting Obligations under the Exchange Act. After the merger and the filing of the After the planned deregistration of the Harbor common stock, Harbor will no longer will file Forms 10-QSB, 10-KSB or 8-K, or any other reports with the SEC. See “Suspension of Exchange Act Reporting Obligations,” above and “Conduct of Harbor’s Business after the Merger” on page 29.

Effects of the Merger on Shareholders

     General. The merger will affect Harbor shareholders as described below (Shareholders who elect to exercise rights as objecting shareholder should refer to “APPRAISAL RIGHTS OF HARBOR SHAREHOLDERS” on page 32.)

     Shareholders with 100 or fewer shares of Harbor common stock. If you are a shareholder who holds 100 or fewer shares of Harbor common stock before the merger:

•	You will receive $31.00 in cash, without interest, for each share you own at the effective time of the merger.

•	You will not have to pay any brokerage commissions or other service charges in connection with the merger.

•	All amounts owed to you will be subject to applicable federal, state, and local income taxes.

•	You will have no further interest in Harbor with respect to your cashed-out shares. Your only right will be to receive cash for those shares.

•	You will receive a letter of transmittal from Harbor as soon as practicable after the merger with instructions on how to surrender your existing certificate(s) in exchange for your cash payment.

     If you want to continue to remain a shareholder of Harbor after the merger, you may do so by purchasing a sufficient number of shares of Harbor common stock from other shareholders prior to the effective time of the merger so that you hold more than 100 shares at the effective time of the merger. As described in the section “THE MERGER AGREEMENT–Conversion of Shares in the Merger” on page 36, there are specific provisions regarding the treatment of shares held in nominee form, or “street name.”

     The merger will have the same effect on shareholders regardless of whether they are affiliated or unaffiliated shareholders. As used in this proxy statement, the term “affiliated shareholder” means any shareholder who is a Director or executive officer of Harbor, and the term “unaffiliated shareholder” means any holder of Harbor common stock who is not an affiliate of Harbor. The effects of the merger on a shareholder will vary depending on whether all of the shareholder’s shares will be cashed-out in the merger. The determination of whether or not any particular shares of Harbor common stock will be cashed-out in the merger will be based on whether the holder of those shares holds either 100 or fewer shares or more than 100 shares. Since a shareholder may beneficially own shares held by more than one holder of shares, a shareholder may beneficially own both shares that will be cashed-out in the merger and shares that will remain outstanding in the merger.

     Cashed-Out Shareholders. Shareholders owning 100 or fewer shares immediately prior to the effective time of the merger will, upon consummation of the merger:

•	Receive $31.00 in cash, without interest, per share;

•	No longer have any equity interest in Harbor and therefore will not participate in its future potential earnings or growth, if any, as a shareholder; and

•	Be required to pay federal and, if applicable, state and local income taxes on the cash amount received in the merger. See “SPECIAL FACTORS–Material U.S. Federal Income Tax Consequences” on page 30.

     Remaining Shareholders. The effects of the merger on shareholders owning more than 100 shares immediately prior to the effective time of the merger will upon consummation of the merger include:

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•	Continued Ownership of Shares. Shareholders who own more than 100 shares immediately prior to the effective time of the merger will continue to be shareholders of Harbor and will own the same number of shares after the merger as they owned immediately before the merger.

•	Ownership Percentage. Remaining shareholders will have an increased ownership percentage in Harbor as a result of the merger. However, fewer than 2% of the Harbor’s outstanding shares of voting common stock will be exchanged for cash in the merger. Accordingly, the percentage changes in the ownership of the remaining affiliated and unaffiliated shareholders will be immaterial. The aggregate beneficial ownership of affiliated shareholders will not increase by a material amount and, after the merger, unaffiliated shareholders will continue to own more shares than affiliated shareholders. The aggregate beneficial ownership of voting common stock by affiliated shareholders, including the effect of unexercised stock options, will increase by less than 1%, from 40.9% to 41.6%, as result of the merger, while the aggregate beneficial ownership of voting common stock by unaffiliated shareholders will decrease by less than 1%, from 59.09 % to 58.41%, calculated on the same basis. Accordingly, there will be no material change in the ownership of Harbor’s shareholders who are not cashed out in the merger.

•	Decreased Access to Information. If the merger is effected, we intend to suspend our reporting obligations to the SEC under the Exchange Act and deregister Harbor’s common stock. As a result, we will no longer be subject to the periodic reporting requirements and the proxy rules of the Exchange Act.

•	Decreased Liquidity. The liquidity of the shares of our common stock held by remaining shareholders may be further reduced by the merger due to the suspension of our filing requirements under the Exchange Act.

•	Reduced Capital. Harbor’s regulatory capital ratios will be reduced. Harbor’s tier 1 capital to risk-weighted assets ratio will decrease from 8.64% on a historical basis to approximately 8.42% on a pro forma basis. Harbor’s tier 1 to average assets ratio will decrease from 7.47% on a historical basis to approximately 7.28% on a pro forma basis, and its total risk-based capital ratio will decrease from 11.10.% on a historical basis to approximately 10.88% on a pro forma basis. All regulatory capital ratios have been calculated assuming that 12,478 shares are cashed-out in the merger. It is anticipated that Harbor and the Bank will continue to meet the tests for “well capitalized” status for regulatory capital purposes.

•	Reduced Book Value Per Share. The book value per share of Harbor common stock as of June, 2006, will be reduced from $25.50 per share on a historical basis to approximately $25.25 per share on a pro forma basis.

Interests of Executive Officers and Directors in the Merger

     The Board of Directors believes that it has acted in the best interests of Harbor and its shareholders. However, as you consider the recommendation of the Board of Directors, you should be aware that the Directors and officers of Harbor have interests in addition to their interests as shareholders of Harbor that may conflict with the interests of shareholders who will be cashed out in the merger or unaffiliated shareholders who will not be cashed out in the merger.

     As a result of the merger, we expect that (a) the percentage ownership of all shares of outstanding common stock of Harbor held by current executive officers and Directors of Harbor and the Bank as a group (16 persons) will increase by less than 1%, from 28.6% to approximately 29.1% (excluding the effect of options); (b) the percentage ownership of all shares of outstanding voting common stock of Harbor held by current executive officers and Directors of Harbor and the Bank as a group will increase less than 1%, from 30.1% to 30.7%; (c) the percentage of beneficial ownership of voting common stock (including shares issuable upon the exercise of stock options that are or will become exercisable within 60 days of November 13, 2006) held by current executive officers will increase by less than 1%, from 40.9% to 41.6%; (c) the collective book value as of June 30, 2006, of the shares of Harbor common stock held by our current officers and Directors, as a group, will decrease from approximately $4.93 million on a historical basis to approximately $4.88 million on a pro forma basis; and (d) the collective pro rata interest of our current officers and Directors, as a group, in the net income of Harbor for the six months ended June 30, 2006, will increase from $256,000 on a historical basis (based on the number of shares beneficially owned by such officers and Directors as of the record date) to approximately $261,000 on a pro forma basis (based on the number of shares we anticipate such officers and Directors to own beneficially immediately after the merger). For a description of the assumptions used in determining the numbers of shares and related percentages that we expect to be held by executive officers and Directors immediately following the merger, please see footnotes under “THE PARTIES–Security Ownership of Certain Beneficial Owners and Management” on page 35.

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     The Board of Directors of Harbor was aware of these interests and considered them in approving the merger agreement. See “Special Factors–Background of the Merger” on page 13.

Conduct of Harbor’s Business after the Merger

     Harbor will complete the deregistration process by filing a Form 15 with the SEC promptly following the merger. Termination of the registration of Harbor’s common stock will take effect ninety days after the filing of the Form 15, unless the SEC determines that a shorter period is appropriate. However, Harbor’s obligations to file reports required pursuant to Section 13(a) of the Exchange Act, including the obligation to file Forms 10-KSB, 10-QSB, and 8-K, will be immediately suspended upon the filing of the Form 15. These filing obligations would resume if the Form 15 were withdrawn by Harbor or denied by the Securities and Exchange Commission, if Harbor registers shares under the Securities Act of 1933, or if the number of Harbor’s record holders subsequently exceeds 500. Harbor has no plans to withdraw the Form 15, to register securities under the Securities Act, or to increase its number of record holders to more than 500. Harbor’s obligations under other provisions of the Exchange Act, including the requirements of Section 14 of the Act relating to proxy solicitations, are not suspended upon filing of the Form 15, and will continue until the registration of Harbor’s common stock is terminated as described above.

     Following the merger and deregistration, Harbor and its subsidiaries, including the Bank, will continue to conduct their existing operations in the same manner as now conducted. The executive officers and Directors immediately prior to the merger will be the executive officers and Directors of Harbor after the merger. The articles of incorporation and bylaws of Harbor will remain in effect and unchanged by the merger. The deposits of the Bank will continue to be insured by the Federal Deposit Insurance Corporation and Harbor and the Bank will continue to be regulated by the federal and state bank regulatory agencies as before the merger.

     Harbor believes that there are significant advantages in becoming a private company, including the substantial savings in costs and management time described above, and Harbor plans to avail itself of any other opportunities it may have as a private company, including, but not limited to, making any public or private offering of its shares, expansion by creation of new offices or by acquisition, or entering into any other arrangement or transaction as it may deem appropriate. Although management does not now have an intent to enter into any such transaction nor is management currently in negotiations with respect to any such transaction, there exists the possibility that Harbor may enter into such an arrangement or transaction in the future, and the remaining shareholders of Harbor may receive payment for their shares in any such transaction at amounts lower than, equal to, or in excess of the amount paid to cashed-out shareholders in the merger. Any future decision to publicly offer shares or take any other action that would result in Harbor’s again being subject to the reporting obligations of the Exchange Act would be made only after consideration of the related disadvantages and costs of re-registration versus the advantages of such action. The Board of Directors does not anticipate that Harbor will take any such action in the foreseeable future, and intends that Harbor will remain deregistered after the filing of the Form 15.

     Other than as described in this proxy statement, neither Harbor nor its management has any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization, or liquidation; to sell or transfer any material amount of its assets; to change its Board of Directors or management; to change materially its indebtedness or capitalization; or otherwise to effect any material change in its corporate structure or business.

Fees and Expenses

     Harbor estimates that merger related fees and expenses, consisting primarily of financial advisory fees, SEC filing fees, fees and expenses of attorneys and accountants and other related charges, will total approximately $100,000, assuming the merger is completed. This amount consists of the following estimated fees:

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Description	Amount
Advisory fees and expenses	$10,750
Legal fees and expenses	70,000
Accounting fees and expenses	7,500
SEC filing fee	75
Printing, solicitation and mailing costs	11,675

Total	$100,000

Accounting Treatment

     Harbor anticipates that it will account for the purchase of outstanding Harbor common stock in the merger from shareholders as a purchase and retirement of stock.

Material U.S. Federal Income Tax Consequences

     The following discussion summarizes the material U.S. federal income tax consequences to the shareholders of Harbor with respect to the merger. The discussion is based upon the Internal Revenue Code, its legislative history, applicable U.S. Treasury regulations, existing administrative interpretations, and court decisions currently in effect. Any of these authorities could be repealed, overruled, or modified at any time after the date of this proxy statement, and any such change could be applied retroactively. This discussion does not address any alternative minimum tax consequences or the tax consequences under state, local, or foreign laws.

     The discussion that follows neither binds nor precludes the Internal Revenue Service from adopting a position contrary to that expressed in this document, and we cannot assure you that such a contrary position could not be asserted successfully by the Internal Revenue Service or adopted by a court if the positions were litigated. Harbor has not obtained a ruling from the Internal Revenue Service or a written opinion from tax counsel with respect to the United States federal income tax consequences discussed below.

     This discussion assumes that you hold your shares of Harbor common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code. This discussion is only for general information and does not address all aspects of federal income taxation that may be important to you in light of your particular circumstances or if you are subject to certain rules, such as those rules relating to shareholders who are not citizens or residents of the United States, financial institutions, tax-exempt organizations and entities (including IRAs), insurance companies, dealers in securities, shareholders, who hold options to acquire shares of our common stock, and shareholders who acquired their shares of common stock through the exercise of employee stock options or similar derivative securities or otherwise as compensation.

     Federal income tax consequences to shareholders who do not receive cash in the merger. If you (a) continue to hold shares of Harbor common stock immediately after the merger, and (b) you receive no cash as a result of the merger, then you will not recognize any gain or loss in the merger and you will have the same adjusted tax basis and holding period in your shares of Harbor common stock as you had in such stock immediately prior to the merger.

     Federal income tax consequences to shareholders who receive cash in the merger. An exchange of your shares of Harbor common stock for cash pursuant to the merger will be a taxable transaction. If you receive cash in exchange for your Harbor common stock as a result of the merger, the cash you received will be treated as a redemption of your shares of Harbor common stock exchanged therefor under Section 302 of the Internal Revenue Code. Under Section 302 of the Internal Revenue Code, a shareholder who exchanges his or her shares of Harbor common stock for cash will be treated as having sold his or her shares of Harbor common stock if the exchange meets one of the following three tests:

•	The exchange results in a “complete termination” of his or her equity interest in Harbor;

•	The exchange is “substantially disproportionate” with respect to the shareholder; or

•	The cash received is “not essentially equivalent to a dividend” with respect to the shareholder.

•	For purposes of these tests, in addition to the shares of Harbor common stock you actually own, you may be deemed to own constructively certain shares of Harbor common stock under the constructive ownership rules of Section 318 of the Internal Revenue Code. Generally, the constructive ownership rules under Section 318 of the Internal Revenue Code treat a shareholder as owning:

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(a)	Shares of stock owned by certain relatives, related corporations, partnerships, estates or trusts, and

(b)	Shares of stock the shareholder has an option to acquire.

     Because the constructive ownership rules are complex, each shareholder should consult his or her own tax advisor as to the applicability of these rules.

     Cashed-out shareholders who do not actually or constructively own any shares of Harbor common stock after the merger. In general, if you receive cash in exchange for your shares of Harbor common stock as a result of the merger but do not actually or constructively own any shares of Harbor common stock immediately after the merger, you will be treated as having sold your shares of Harbor common stock for the cash received. You will recognize gain or loss on the exchange in an amount equal to the difference between the cash you receive for your cashed-out shares of Harbor common stock and your aggregate adjusted tax basis in such stock. Your gain will be a capital gain provided you held your shares of Harbor common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code as of the effective time change effective time of the merger.

     Shareholders receiving cash who actually or constructively continue to own any shares of Harbor common stock after the merger. If you receive cash in exchange for your shares of Harbor common stock as a result of the merger and are treated as directly or constructively owning shares of Harbor common stock immediately after the merger, then you will be treated as having sold your shares of Harbor common stock for the cash received only if you meet one of the three tests mentioned above and described below.

     You will satisfy the “complete termination” test if you receive cash in exchange for your shares of Harbor common stock pursuant to the merger and you completely terminate your direct and constructive ownership interest in Harbor. If you would otherwise satisfy the complete termination requirement but for your constructive ownership of shares of Harbor common stock held by family members, you may, in certain circumstances, be entitled to disregard such constructive ownership. You should check with your own tax advisor as to whether you would be entitled to disregard such constructive ownership and the required filings with the Internal Revenue Service pursuant to such a decision.

     You will satisfy the “substantially disproportionate” test if immediately after the merger you actually and constructively own less than 50% of the total combined voting power of all classes of Harbor stock entitled to vote and your percentage interest in Harbor (i.e., the number of voting shares actually and constructively owned by you divided by the number of voting shares outstanding) is less than 80% of your percentage interest in Harbor immediately prior to the merger.

     You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your percentage interest in Harbor, as described above, constitutes a “meaningful reduction of your proportionate interest” given your particular facts and circumstances. The Internal Revenue Service has indicated in published rulings that a minority shareholder whose relative stock interest is minimal (i.e., less than 1%) and who exercises no control with respect to corporate affairs is considered to have a “meaningful reduction” generally if the shareholder has some reduction in the shareholder’s stock ownership percentage.

     If you satisfy one of these three tests, you will be treated as having sold your shares of Harbor common stock for the cash exchanged therefor and will recognize gain or loss on the exchange in an amount equal to the difference between the cash you receive for your cashed-out shares of Harbor common stock and your aggregate adjusted tax basis in such stock. Your gain will be a capital gain provided you held your shares of Harbor common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code as of the effective time of the merger.

     If you do not satisfy one of these three tests, you will be treated as having received a dividend to the extent of our current and accumulated earnings and profits, which we anticipate will be sufficient to cover the amount of any such dividend and will be includible in your gross income as ordinary income in its entirety, without reduction for the adjusted tax basis of your shares of Harbor common stock exchanged for cash. No loss will be recognized. If the exchange is treated as a dividend, your adjusted tax basis in your shares of Harbor common stock exchanged for cash generally will be added to your tax basis in your remaining shares of Harbor common stock. To the extent that cash received in exchange for your shares of Harbor common stock is treated as a dividend to a corporate shareholder, the corporate shareholder will be: (i) eligible for a dividends-received deduction (subject to applicable limitations); and (ii) subject to the “extraordinary dividend” provisions of the Internal Revenue Code. To the extent, if any, the cash received by you exceeds our current and accumulated earnings and profits, it will be treated first as a tax-free return of your adjusted tax basis in the shares surrendered and thereafter as a capital gain.

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     Capital gain and loss. For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally are subject to tax at a rate not to exceed 15%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. In addition, capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.

     Backup withholding. If you receive cash in the merger, you will be required to provide your social security or other taxpayer identification numbers (or, in some instances, additional information) in connection with the merger to avoid backup withholding requirements that might otherwise apply. The letter of transmittal will require you to deliver such information when your shares of Harbor common stock certificates are surrendered following the effective time of the merger. Failure to provide such information may result in backup withholding.

     As explained above, the amounts paid to you as a result of the merger may result in dividend income, capital gain income, or some combination of dividend and capital gain income to you depending on your individual circumstances. The U.S. federal income tax discussion set forth above is based upon current law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the transaction that are applicable to you in light of your specific circumstances.

APPRAISAL RIGHTS OF HARBOR SHAREHOLDERS

     Any shareholder of Harbor who does not vote in favor of the merger and the transactions contemplated by the merger agreement and who has given prior written notice to Harbor of his or her objection to the proposed transaction and who otherwise complies with the procedures set forth in Title 3, Subtitle 2 of the MGCL, will be entitled to receive payment in cash of the fair value of his or her shares of Harbor common stock instead of receiving the merger consideration. A copy of Title 3, Subtitle 2 of the MGCL is included as Appendix C to this proxy statement.

     If you want to demand payment of the fair value of your shares of Harbor common stock, you must fully comply with the procedures set out in the MGCL. The required procedures are summarized below. The following summary is not intended to be a compete statement of all aspects of the procedures set forth in the MGCL, and is qualified in its entirety by reference to the text of the statute included in Appendix C. If you intend to exercise your rights as an objecting shareholder, you should be aware that cash paid to you will likely result in receipt of taxable income. (See “–Material U.S. Federal Income Tax Consequences”).

     Only holders of record of shares of Harbor common stock can object to the merger and demand to receive the fair value of the shares in cash. If your shares are not registered in your name, your record holder must follow the procedures to perfect your right to object to the merger and receive cash for the fair value of your shares.

•	First, you must submit a written notice to Harbor at or prior to the meeting, stating that you object to the proposed merger. You should send your notice to:

Harbor Bankshares Corporation
25 West Fayette Street
Baltimore, MD 21201
Attention: Teodoro J. Hernandez
Vice President and Treasurer

•	You must then not vote your shares in favor of the merger. This means that you should either (a) not return a proxy card and not vote in person in favor of the adoption of the merger agreement, (b) return a proxy card with the “Against” or “Abstain” box checked; (c) vote in person against the approval of the merger agreement; or (d) register in person an abstention from the proposal to approve the merger agreement. Merely voting against the merger or abstaining from or not voting in favor of the merger will not constitute notice of objection or dissent, and will not entitle you to payment in cash of the fair value of your shares.

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•	Promptly after the effectiveness of the merger, Harbor will write to objecting shareholders of Harbor, notifying them of the date on which the articles of merger were accepted for record. This notice will be sent by certified mail, return receipt requested, to the address you provide in your notice, or if no address is indicated, to the address which appears on Harbor’s shareholder records.

•	Within twenty (20) days of the date on which the articles of merger were accepted for record, an objecting shareholder must make a written demand for payment of the fair value of his or her stock, stating the number and class of shares for which payment is demanded. The written demand for payment should be sent to:

Harbor Bankshares Corporation
25 West Fayette Street
Baltimore, MD 21201
Attention: Teodoro J. Hernandez
Vice President and Treasurer

     Harbor’s notice of the date on which the articles of merger were accepted may contain an offer of payment of the amount which Harbor believes is the fair value of the Harbor common stock, and certain financial disclosures. If you have followed all of the procedural steps required to demand payment of fair value and have not received payment for your shares, you may, or Harbor may, within fifty (50) days of the acceptance of the articles of merger, petition the court for an appraisal of the fair value of your shares of Harbor common stock as of the date of the Harbor shareholder meeting, without including any appreciation or depreciation resulting directly or indirectly from the merger or its proposal.

     Any shareholder who files a notice of objection, but fails to file a written demand for the payment of fair value in a timely manner will be bound by the shareholder vote and will not be entitled to receive payment in cash as a holder of objecting shares.

     If you demand payment for your stock as an objecting shareholder, you have no right to receive any dividends or other distributions on such shares, or the cash consideration into which such shares would be converted, after close of business on the date of the Harbor shareholder meeting at which the merger is approved, and have no other rights, including voting rights, with respect to such shares, except the payment of fair value.

     If you demand payment for your shares, your rights as a shareholder will be restored if the demand for payment is withdrawn, a petition of appraisal is not filed within the time required, a court determines that you are not entitled to relief, or the merger is abandoned or rescinded. A demand for payment may be withdrawn only with the consent of Harbor.

     If the court finds that a shareholder is entitled to an appraisal of his or her stock, the court will appoint three disinterested appraisers to determine the fair value of the stock on the terms and conditions the court considers proper. Within sixty (60) days after appointment, or such longer period as the court may direct, the appraisers must file with the court and mail to each shareholder who is a party to the proceeding their report stating their conclusion as to the fair value of the stock. Within fifteen (15) days after the filing of the report, any party may object to the report and request a rehearing. The court, upon motion of any party, will enter an order either confirming, modifying, or rejecting the report and, if confirmed or modified, enter judgment directing the time within which payment must be made.

     If the report is rejected, the court may determine the fair value or remit the proceeding to the same or other appraisers. Any judgment entered pursuant to a court proceeding will include interest from the date of the shareholders’ vote at the meeting, unless the court finds that the shareholder’s refusal to accept a written offer to purchase the shares was arbitrary and vexatious or not in good faith.

     The costs of the appraisal proceedings, including compensation and expenses of the appraisers, will be the responsibility of Harbor, except that all or any part of such expenses may be apportioned and assessed against any or all of the objecting shareholders to whom an offer to pay for such shareholder’s shares has been made, if the court finds the failure to accept such offer was arbitrary, vexatious, or not in good faith. Costs of the proceedings may not include fees and expenses of counsel. Costs of the proceedings may include fees and expenses of experts only if Harbor did not make an offer of payment for your stock or if the value of the stock as determined in the appraisal proceeding materially exceeds the amount offered by Harbor.

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     The preceding is a summary of the material aspects of Title 3, Subtitle 2 of the MGCL, and is qualified by reference to the text of the statute. The full text of Title 3, Subtitle 2, which we urge you to read in its entirety, is included as Appendix C to this proxy statement.

GOVERNMENTAL REQUIREMENTS

     In connection with the merger, Harbor will be required to make a number of filings with and obtain a number of approvals from various federal and state governmental agencies, including:

•	Filing of articles of merger with the Maryland Department of Assessments and Taxation in accordance with the MGCL after the approval of the merger agreement by Harbor’s shareholders; and

•	Complying with federal and state securities laws, including Harbor’s and merger subsidiary’s filing, prior to the date of this proxy statement, of a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the SEC.

MARKET FOR COMMON STOCK AND DIVIDENDS

     Harbor Bankshares Corporation is traded is traded in the “Other OTC” market or privately and is not listed on any exchange. During 2005 and 2004, there was little trading activity in the stock. The bid and asked price during 2005 and 2004 was $25.00 per share. Quotes are available under the symbol HRBK.PK. The most recent known trade was at $31.00 on August 22, 2006.

     Dividends when and if declared, are paid annually in the first quarter. See “Summary Financial Information” on page 10.

THE PARTIES

Harbor Bankshares Corporation

     Harbor Bankshares Corporation (the Corporation) is a bank holding company with one bank subsidiary and two other Community Development financial subsidiaries, one for profit, The Harbor Bank of Baltimore LLC and a non-profit, The Harbor Bank CDC. Both were established during 2002. The Corporation had no investment in either subsidiary as of November 13, 2006. The Corporation was organized under the laws of the State of Maryland in 1992. On November 2, 1992, Harbor Bankshares Corporation acquired all outstanding stock of The Harbor Bank of Maryland (the Bank), headquartered in Baltimore, Maryland.

The Harbor Bank of Maryland

     The Harbor Bank of Maryland is a Maryland chartered commercial bank headquartered in Baltimore, Maryland. The Bank was opened on September 13, 1982. The deposits of the Bank are insured by the Federal Deposit Insurance Corporation.

     The Bank conducts general banking business in seven (7) locations and serves primarily the Baltimore Metropolitan area. It offers checking, savings, and time deposits, commercial, real estate, personal, home improvement, automobile and other installment loans, credit cards and term loans. The Bank is also a member of a local and national ATM network. The retail nature of the Bank allows for full diversification of deposits and borrowers so it is not dependent upon a single or a few customers.

     Harbor Financial Services, a company dealing with the sale of mutual funds, stocks, insurance, etc., was established as a subsidiary of the Bank during May 1997 in order to compete with that expanding market.

Harbor Merger Corporation

     Harbor Merger Corporation, or the merger subsidiary, is a recently-formed Maryland corporation. It was organized as a wholly-owned subsidiary of Harbor for the sole purpose of facilitating the merger. It has engaged in no business activities and has no assets or liabilities of any kind, other than those incident to its formation. The merger subsidiary does not own any shares of Harbor common stock, nor will it acquire any such shares before the merger. Its existence will cease upon consummation of the merger. The address and telephone number of principal offices of the merger subsidiary are the same as Harbor’s.

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Security Ownership of Certain Beneficial Owners and Management

     There were 675,579 shares of the Common Stock issued and outstanding on November 13, 2006, of which 641,784 were shares of voting common stock. The following table shows the beneficial ownership of the voting common stock as of this date by: (1) each of Harbor's current named executive officers and Directors and (2) all of Harbor's current Directors and executive officers as a group.

Name of Beneficial Owner(1)(2)	Number of Shares Beneficially Owned(3)	Percentage of SharesBeneficially Owned

Joseph Haskins, Jr. (4)	95,538	13.79%
Teodoro J. Hernandez (5)	8,775	1.35%
Darius L. Davis (6)	3,048	*
James H. DeGraffereidt, Jr. (7)	13,928	2.14%
Louis J. Grasmick (8)	23,227	3.56%
Nathaniel Higgs (9)	9,545	1.48%
Delores G. Kelley (10)	16,923	2.60%
Erich March (11)	26,093	4.00%
John Paterakis (12)	58,789	9.16%
John D. Ryder	3,219	*
James Scott, Jr. (13)	3,747	*
Edward St. John	13,488	2.10%
Walter S. Thomas (14)	228	*
Stanley W. Tucker (15)	13,268	2.07%
George F. Vaeth, Jr. (16)	20,725	3.18%
All Directors and executive officers
as a group (16 persons) (17)	307,493	40.91%

*	Less Than 1%
(1)	Unless otherwise specified, the address of these persons is c/o Harbor Bankshares Corporation, 25 West Fayette Street, Baltimore, Maryland 21201.
(2)	The Corporation uses the SEC's definition of beneficial ownership. This means that the person named in this table have sole or shared voting and/or investment power over the shares shown. Beneficial ownership also includes shares underlying options currently exercisable or exercisable within 60 days.
(3)	Unless otherwise specified, the number of shares shown represents shares of Common Stock.
(4)	Represents 44,600 shares of Common Stock and 50,938 shares of Common Stock issuable upon the exercise of options.
(5)	Represents 8,775 shares of Common Stock issuable upon the exercise of options.
(6)	Represents 3,048 shares of Common Stock issuable upon the exercise of options.
(7)	Represents 4,325 hares of Common Stock and 9,603 shares of Common Stock issuable upon the exercise of options.
(8)	Represents 13,227 shares of Common Stock (including 3,848 shares jointly owned with Mr. Grasmick and his son and 8,780 shares jointly owned by Mr. Grasmick and his wife) and 10,000 shares of Common Stock issuable upon the exercise of options.
(9)	Represents 4,545 shares of Common Stock (including 4,175 shares jointly owned by Reverend Higgs and his wife) and 5,000 shares of Common Stock issuable upon the exercise of options.
(10)	Represents 6,923 shares of Common Stock (including 619 shares jointly owned by Dr. Kelley and her husband) and 10,000 shares of Common Stock issuable upon the exercise options.
(11)	Represents 16,093 shares of Common Stock (including 15,435 shares owned by a corporation over which Mr. March has the power to vote) and 10,000 shares of Common Stock issuable upon the exercise of options.
(12)	Includes 32,874 shares of Common Stock owned by three corporations controlled by Mr. Paterakis (J and B Associates, Inc. – 16,437 shares; H & S Bakery, Inc. – 6,164 shares; Northeast Food, Inc. 10,273 shares) and 11,300 shares of Common Stock owned by Paterakis Limited Partnership, LLP.
(13)	Includes 3,430 shares of Common Stock jointly owned by Mr. Scott and his wife.
(14)	The number of shares of Common Stock owned does not include 3,757 shares owned by a religious organization over which Pastor Thomas has the power to vote.
(15)	Includes 13,234 shares of Common Stock owned by MMG ventures L.P. over which Mr. Tucker has authority to vote.
(16)	Represents 10,725 shares of Common Stock and 10,000 shares of Common Stock issuable upon the exercise of options.
(17)	Represents 193,177 shares of Common Stock and 117,364 shares of Common Stock issuable upon the exercise of options.

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Recent Transactions

     On February 13, 2006, Harbor repurchased 10,000 shares of common stock beneficially owned by Director Stanley W. Tucker at a price of $25.00 per share. Neither Harbor nor any Filing Person or Affiliate engaged in any other purchase, sale, or other transaction in the common stock during the sixty days preceding the date of this proxy statement.

Prior Stock Purchases

     During the years 2005 and though November 13, 2006, Harbor has repurchased a total of 42,000 shares beneficially owned by Director Stanley W. Tucker, including the 10,000 shares noted above in “Recent Transactions,” all at a per share price of $25.00.

     Since December 31, 2002, no Filing Persons have purchased any other shares other than upon exercise of stock options under the Harbor stock option plans. Directors and officers have agreed not to purchase any additional shares of voting common stock prior to approval of the merger.

THE MERGER AGREEMENT

     Following is a summary of the material terms of the merger agreement, a copy of which is attached as Appendix A to this proxy statement. Because this is a summary, it does not include all of the information that may be important to you. You should read the entire merger agreement and this proxy statement and related appendices before deciding how to vote at the Annual Meeting.

Structure of the Merger

     The merger subsidiary will be merged with and into Harbor, which will be the surviving corporation. The merger will occur following the approval of the merger agreement by the shareholders of Harbor and the satisfaction of other conditions to the merger.

Conversion of Shares in the Merger

     The merger agreement provides that, at the effective time of the merger:

•	Subject to the following, all outstanding shares of Harbor common stock held of record by a holder holding 100 or fewer shares of Harbor common stock immediately prior to the effective time will, without any action on the part of the holder thereof, be converted into the right to receive to $31.00 per share, without interest (the “merger consideration”). Harbor may presume that all street shares are held by holders holding 100 or fewer shares immediately prior to the effective time unless a beneficial owner of street shares is able to demonstrate to Harbor’s satisfaction that such shares are held beneficially by a holder holding more than 100 shares immediately prior to the merger date. In that case, such shares will remain outstanding with all rights, privileges, and powers existing immediately before the merger;

•	All outstanding shares of Harbor common stock other than those described above as being converted into the right to receive the merger consideration or shares for which rights objecting shareholders are perfected will remain outstanding with all rights, privileges, and powers existing immediately before the merger; and

•	The outstanding shares of merger subsidiary will, without any action on the part of the holder thereof, be canceled.

     The merger agreement further provides that:

•	No holder holding, of record or beneficially, immediately prior to the merger more than 100 shares (including any combination of record shares or street shares) in the aggregate will be entitled to receive any merger consideration with respect to the shares so held other than by exercising his or her dissenter’s rights; and

•	It is a condition precedent to the right of any holder to receive the merger consideration, if any, payable with respect to the shares held by such holder that such holder certify to Harbor in the letter of transmittal delivered by Harbor as described below that such holder held, of record and beneficially, immediately prior to the merger 100 or fewer shares (including any combination of record shares and street shares) in the aggregate.

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In general, calculations of shares held of record shall be made in accordance with Securities and Exchange Commission Rule 12g5-1, and accordingly:

•	The number of shares held of record will be calculated by adding all shares registered in the same manner;

•	Shares held in street name beneficially owned by a shareholder will not be aggregated with shares registered in such shareholder’s own name, and

•	Shares owned by related persons or in different capacities will not be aggregated.

Harbor may in its sole discretion, but shall not have any obligation to (a) presume that any shares of Common Stock held in a discrete account (whether record or beneficial) are held by a person distinct from any other person, notwithstanding that the registered or beneficial holder of a separate discrete account has the same or a similar name as the holder of a separate discrete account; and (b) aggregate the shares of Common Stock held (whether of record or beneficially) by any person or persons that Harbor determines to constitute a single shareholder for purposes of determining the number of shares of Common Stock held by such shareholder.

Harbor will presume that all shares held in street name are held by shareholders holding more than 100 shares of Common Stock immediately prior to the Effective Time unless Harbor determines, or a beneficial owner of shares held in street name is able to demonstrate to Harbor’s satisfaction, that such shares are held beneficially by a shareholder holding 100 or fewer shares of Common Stock immediately prior to the Effective Time, in which case such shares will be deemed to be Cash-Out shares.

Harbor (and any other person or entity to which it may delegate or assign any responsibility or task with respect thereto) shall make all decisions regarding the application of this section in good faith and in accordance with the principles of Securities and Exchange Commission Rule 12g5-1 and the rules and presumptions stated above. Harbor shall have full discretion and exclusive authority to (i) make such inquiries, whether of any shareholder(s) or otherwise, as it may deem appropriate and (ii) resolve and determine all ambiguities, questions of fact, and interpretive and other matters relating to this Section. All such determinations by Harbor shall be final.

Treatment of Options

The merger agreement provides that at the effective time each option to acquire shares of Harbor common stock which is outstanding and unexercised immediately prior thereto pursuant to the Harbor Stock Option Plan shall remain outstanding.

Exchange of Certificates

The merger agreement provides that promptly after the merger, Harbor will mail a letter of transmittal to each shareholder, who based on information available to Harbor, appears to have their shares converted into the right to receive the merger consideration (other than shares as to which objecting shareholder rights have been perfected). The letter of transmittal will contain a certification as to the number of shares held and such other matters as Harbor may determine and will specify that delivery will be effected, and risk of loss and title to the certificates representing shares of Harbor common stock (“Certificates”) will pass, only upon delivery of the Certificates to Harbor and instructions to effect the surrender of the Certificates in exchange for the merger consideration, if any, payable with respect to such Certificates.

Upon surrender of a Certificate for cancellation to Harbor, together with a letter of transmittal, duly completed and executed and containing the certification that the holder of the Certificate holds 100 or fewer shares, and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate will, subject to the above provisions of the merger agreement, be entitled to receive the merger consideration. In the event of a transfer of ownership of shares which is not registered in the share transfer records of Harbor, the merger consideration, if any, payable in respect of such shares may be paid or issued to the transferee if the Certificate representing such shares is presented to Harbor, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

You should not send your stock certificates now. You should send them only after you receive a letter of transmittal from Harbor. Letters of transmittal and related instructions will be mailed soon after the merger is completed.

Effective Time of the Merger

If the merger agreement is approved by the Harbor shareholders, the merger will close as soon as practicable after the Annual Meeting, provided that all other conditions to the merger have been satisfied or waived. After all of the conditions to the merger have been satisfied or waived, articles of merger will be filed with the Maryland Department of Assessment and Taxation. The merger will become effective on the date and at the time specified on the certificate of merger.

Directors and Officers

The merger agreement provides that the Directors and executive officers of Harbor immediately prior to the merger will be the Directors and executive officers of Harbor, as the surviving corporation, immediately after the merger.

Articles of Incorporation and Bylaws

The merger agreement provides that the articles of incorporation and bylaws of Harbor in effect immediately prior to the merger will be the articles of incorporation and bylaws of Harbor, as the surviving corporation, immediately after the merger.

Representations and Warranties

The merger agreement contains customary representations and warranties made by Harbor and merger subsidiary regarding various matters, including representations by them as to the enforceability of the merger agreement.

Conditions to the Completion of the Merger

The obligations of Harbor and merger subsidiary to complete the merger are subject to the satisfaction or waiver of all of the following conditions:

•	Approval of the merger agreement by the holders of at least two-thirds (2/3) of the outstanding shares of Harbor common stock which cannot be waived;

•	All requisite regulatory approvals relating to the Merger, if any, shall have been obtained and continue to be in full force and effect, and all waiting and notice periods under applicable law shall have expired.

•	The aggregate number of shares of Common Stock owned by those shareholders of Harbor who will receive merger consideration or have perfected and are entitled to exercise their objecting shareholders’ rights shall not exceed 1.0% of the issued and outstanding shares of Common Stock.

•	No injunction, restraining order, stop order, or other order or action of any Federal or state court or agency in the United States which prohibits, restricts, or makes illegal the consummation of the transactions contemplated by the merger agreement shall be in effect, and no action, suit or other proceeding seeking such shall have been instituted or threatened, and no statue, rule, or regulation shall have been enacted, issued, or promulgated by and state or Federal government or government agency which prohibits, restricts, or makes illegal the consummation of those transactions.

As set forth above, the merger agreement includes a provision designed to protect Harbor in the event that the aggregate of the number of shares to be cashed-out in the merger plus the number of shares held by shareholders who object to the merger pursuant to the provisions of the MGCL exceeds 1% of the total number of outstanding shares of Harbor common stock. The purpose of this provision is to provide Harbor with the opportunity to terminate the merger agreement prior to consummation of the transaction in the event that the total consideration to be paid to Harbor shareholders in connection with the merger exceeds approximately $386,818. Based upon the list of beneficial shareholders on November 13, 2006, it is expected that the number of shares of Harbor common stock to be cashed-out in the merger will be approximately 12,478 , and Harbor is prepared to waive the condition to the merger agreement and consummate the transaction. Further, the merger agreement provides that it may be terminated at any time by either Harbor or merger subsidiary prior to consummation of the merger.

Termination of Merger Agreement

The merger agreement may be terminated by either Harbor or merger subsidiary at any time prior to the effective time of the merger.

PROPOSAL II–ADJOURNMENT OF THE ANNUAL MEETING

If Harbor does not receive a sufficient number of votes to approve Proposal I, Harbor may propose to adjourn the Annual Meeting, if a quorum is present, from time to time for a period of not more than 120 days after the record date, with the approval of a majority of shares present in person or by proxy and entitled to vote. Harbor currently does not intend to propose an adjournment of the Annual Meeting if there are sufficient votes to approve the merger agreement.

Harbor’s Board of Directors and each Filing Person and Affiliate has determined and believes that the Proposal to adjourn the Annual Meeting, if necessary to solicit additional proxies if there are not sufficient votes in favor of Proposal I is advisable and procedurally fair to, and in the bests interests of Harbor and its shareholders, including unaffiliated shareholders, and has approval and adopted the proposal. Accordingly, the Harbor Board of Directors recommends that shareholders vote FOR Proposal II for adjournment of the Annual Meeting.

PROPOSAL III–ELECTION OF DIRECTORS

The charter and by-laws of the Company provide that the Directors shall be classified into three classes as equal in number as possible, with each Director serving a three-year term. Currently, the Board of Directors is composed of 13 members with Classes I and II each consisting of four member and Class III consisting of five members. The Board of Directors currently also has three open Board seats which will remain open until suitable candidates are located. The terms of the Class II Directors are scheduled to expire at the 2006 annual meeting or until their respective successors have been duly elected and qualified.

Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy.

Directors to be elected at the 2006 Annual Meeting to serve until the 2008 Annual Meeting (Class II)

Nathaniel Higgs	Reverend Higgs is 75 years old and has served as a Director of the Corporation since its formation in 1992 and of the Bank since 1981. From December 1966 to December 2002, he served as the Pastor of Southern Baptist Church and has now retired.

Delores G. Kelley	Dr. Kelley is 69 years old and has served as a Director of the Corporation since its formation in 1992 and of the Bank since 1980. She is a retired educator and Senator in the Maryland State Senate.

Erich March	Mr. March is 54 years old and has served as a Director of the Corporation since its formation in 1992 and of the Bank since 1981. He is Vice President of March Funeral Homes, Inc.

Stanley W. Tucker	Mr. Tucker is 58 years old and has served as a Director of the Corporation and of the Bank since 1996. He is President of Meridian management Company, Inc., which is the managing general partner of MMG Ventures, L.P., an investment management company.

Continuing Directors

The following information is provided with respect Directors who will continue to serve as Directors of the Company until the expiration of their terms at the times indicated.

     Directors continuing to serve until 2007 Annual Meeting (Class III)

John Paterakis	Mr. Paterakis is 77 years old and has served as a Director of the Corporation since its formation in 1992 and of the Bank since 1982. He is President and Chief Executive Officer of H & S Bakery, Inc. and Northeast Foods, Inc.

James Scott, Jr.	Mr. Scott is 48 years old and has served as a Director of the Corporation and the Bank since November 2000. He is a principal of Pennan & Scott P.C., an accounting firm. Mr. Scott is a certified public accountant.

Edward St. John	Mr. St. John is 68 years old and has served as a Director of the Corporation since its formation in 1992 and of the Bank since 1990. He is President and Chief Executive Officer of M.I.E. Investment Company, a real estate development company.

Walter S. Thomas	Pastor Thomas is 55 years old and has served as a Director of the Corporation and the Bank since November 2000. He is the Pastor of New Psalmist Church.

George F. Vaeth, Jr.	Mr. Vaeth is 72 years old and has served as a Director of the Corporation since its formation in 1992 and of the Bank since 1981. He has served as Secretary of the Company since its formation and of the Bank since 1986. He is an architect with G.V.A., an architectural and interior design firm.

     Directors continuing to serve until 2008 Annual Meeting (Class I)

James H. DeGraffereidt, Jr.	Mr. DeGraffereidt is 52 years old and has served as a Director of the Corporation and of the Bank since 1996. He is Chairman and Chief Executive Officer of WGL Holdings, Inc., distributors of natural gas.

Louis J. Grasmick	Mr. Grasmick is 76 years old and has served as a Director of the Corporation since its formation in 1992 and of the Bank since 1982. He is Chief Executive Officer of Louis J. Grasmick Lumber Company, Inc.

Joseph Haskins, Jr.	Mr. Haskins is 58 years old and has served as a Director of the Corporation since its formation in 1992 and of the Bank since 1980. He has served as Chief Executive Officer of the Company since its formation in 1992, Chairman of the Board of the Company Bank since 1995 and Chief Executive Officer of the Bank since 1987.

John D. Ryder	Mr. Ryder is 58 years old and has served as a Director of the Corporation and the Bank since January 2000. He was President and Chief Operating Officer of Metro Food Markets, a supermarket chain, until 2000. He was President of AXS Technologies, a software company, until July 2003. Currently, he is President of Tree Top Kids, Inc.

COMPANY CORPORATE GOVERNANCE

General

The Corporation's business is managed under the direction of its Board of Directors. The Board of Directors seeks to increase shareholder value and promote the Corporation's long-term growth. The Board of Directors establishes Corporation policies and strategies and regularly monitors the effectiveness of the Corporation's management in carrying out these policies and strategies. As part of the Board of Director's commitment to these principles, the Board of Directors regularly reviews the Corporation's corporate governance policies and practices. This review includes comparing the Corporation's current policies and practices to the policies and practices suggest by various groups and authorities active in corporate governance and policies and practices of public companies in general. The Board of Directors will continue to consider the adoption of changes, as appropriate, to enhance the Corporation's corporate governance policies and practices, and to comply with any rule changes made by the SEC.

Board Organization and Operation

Members of the Board of Directors are kept informed of the Corporation business through discussions with key member of the Corporation's management team, by reviewing materials provided to the Board of Directors and by participating in meetings of the Board and its committees.

The Board of Directors has adopted standards for Director independence that are in accordance with the standards adopted by the National Association of Securities Dealers, Inc. (the “NASD”) and utilized by companies with securities quoted on NASDAQ. The Board of Directors is not required to adhere to the independence standards adopted by the NASD because the common Stock is not quoted or listed on NASDAQ or any other quotation system or exchange. The Board of Directors believes, however, that a Board with at least a majority of independent Directors is an important part of good corporate governance principles. Based on the Board of Directors' adopted standards, the Board of Directors has determined that none of its members has a material relationship with the Corporation and that all of its members are independent Directors, except for Messrs. Haskins and Paterakis who are not independent Directors because each is an executive officer of the Corporation. As a result, a significant majority of the members of the Board of Directors is independent.

During 2005, the Board of Directors met 12 times. Each of the nominees and the other Directors attended at least 75% of the total Board of Directors meetings and meetings of the Board committees on which he or she served, with the exception of Mr. Thomas who attended 60% of these meetings. When necessary or appropriate, the Corporation's independent Directors meet in executive sessions without the presence of the Corporation's management. This gives the independent Directors the opportunity to discuss management's performance and any other matter that one or more independent Directors would like to discuss.

Board Committees

Each Director who serves on the Board of Directors is also a Director on the Bank's Board of Directors. The Board of Directors has one standing committee: the Audit Committee (the “Audit Committee”). The Bank's Board of Directors has a Compensation Committee (the “Compensation Committee”) and an Executive Committee (the “Executive Committee”)

Audit Committee. The Audit Committee responsibilities include the appointment of the Corporation's independent accountants, the preapproval of all audit services and permitted non-audit services provided to the Corporation by the Corporation's independent accountants, reviews of the independence of the Corporation's independent accountants, and review of the adequacy of internal accounting and disclosure controls of the Corporation. The Audit Committee operates under a written charter adopted by the Board of Directors. In 2005, the Audit Committee met four times. The current members of the Audit Committee are: Messrs. Vaeth, Chair, Higgs, March, Scott and Tucker. Each member of the Audit Committee is an independent Director as defined by the current NASD rules. Mr. Scott has the professional experience deemed necessary o qualify as an audit committee financial expert under the SEC's rules and regulations.

Compensation Committee. The Compensation Committee structures the compensation of the Corporation's executive officers and administers the Corporation's employee benefit plans. The Compensation Committee currently does not operate under written charter. The Compensation Committee met once in 2005. The current members of the Compensation Committee are: Messrs. Grasmick, Chair, DeGraffereidt, and St. John. Each member of the Compensation Committee is an independent Director as defined by the current NASD rules.

Executive Committee. The Executive Committee generally has the authority to exercise all of the power of the Bank's Board of Director in the management and direction of the business affairs of the Bank, subject to specific directions of the Bank's Board of Directors and the limitation of Maryland law. The Executive Committee met 13 times in 2005. The current members of the Executive Committee are: Messrs. Paterakis, Chair, Haskins, DeGraffereidt, Grasmick, March, Vaeth and Dr. Kelley. A majority of the members of the Executive Committee is independent as defined by the current NASD rules.

Nomination Process

The Board of Directors does not have a nominating committee. The full Board of Directors performs the functions of a nominating committee. The Board of Directors does not believe it needs a separate nominating committee because the full Board is comprised predominantly of independent Directors and has the time and resources to perform the function of selecting Board nominees. When the Board of Directors performs nominating function, the Board of Directors acts in accordance with the Corporation's corporate charter and bylaws but does not have a separate charter related to the nomination process. Under the Corporation's charter, nominations for Director may be made by the Board of Directors or by a shareholder of record who delivers notice along with the additional information and materials required by the Corporation's charter to the Corporation Corporate Secretary not less then 30 days and no more than 60 days before the annual meeting date. For the Corporation's annual meeting in 2007, the Corporation must receive this notice on or after February 18, 2007 and on or before March 20, 2007. The Corporation's shareholders may obtain a copy of the Corporation charter by writing to the Corporation Corporate Secretary, Harbor Bankshares Corporation, 25 West Fayette Street, Baltimore, Maryland 21201.

The Corporation's Directors have a critical role in guiding the Corporation's strategic direction and in overseeing the Corporation's management. The Board of Directors considers candidates for the Board based upon several criteria, including their broad-based business and professional skills and experiences, concern for the long-term interests of shareholders, and personal integrity and judgment. Candidates should have reputations, both personal and professional, consistent with the Corporation's image and reputation. Because diversity is important, the Board of Directors seeks to ensure that its Directors reflect the gender and ethnic diversity of the Corporation's community. The majority of Directors on the Board of Directors should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a Director. In addition, Directors must have time available to devote to Board activities and to enhance their knowledge of the banking industry. Accordingly, the Board of Directors seeks to attract and retain highly qualified Directors who have sufficient time to attend to their substantial duties and responsibilities to the Corporation.

The Board of Directors utilizes the following process for identifying and evaluating nominees to the Board. In the case of incumbent Directors whose terms of office are set to expire, the Board of Directors review such Directors' overall service to the company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new Director candidates, the Directors on the Board of Directors are polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by the Corporation's shareholders and may also engage, if the Board of Directors deems appropriate, a professional search firm. To date, the Board of Directors has not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary. The Board of Directors then meets to discuss and consider these candidates' qualifications and then chooses a candidate by a majority vote.

Director Attendance at the Corporation Annual Meeting

The Corporation does not have a formal policy regarding attendance by members of the Board of Director at the Corporation's annual meetings of shareholders. The Corporation has always encouraged its Directors to attend its annual meetings of shareholders and expects to continue this policy. In 2005, 13 Corporation Directors attended the Corporation's annual meeting of shareholders.

Shareholder Communication with the Board

The Corporation does not have a formal process for shareholder communications with the Board of Directors. The Corporation has made an effort to ensure that the Board of Directors or individual Directors, as applicable, hear the views of Corporation's shareholders. The Corporation believes that it has been responsive regarding conveying shareholder communications to the Board of Directors.

Shareholder Proposals

Under the proxy rules established by the SEC and currently applicable to Harbor, shareholder proposals intended to be presented at the 2007 Annual Meeting of Shareholders may be eligible for inclusion in Bancorp’s proxy materials for that Annual Meeting if received by Bancorp at its executive offices not later than July 19, 2007 unless the date of the 2007 annual meeting is more than 30 days from January 17, 2008, in which case the deadline is a reasonable time before Bancorp begins to print and mail proxy materials.

In addition, Bancorp’s Bylaws require that to be properly brought before an annual meeting, shareholder proposals for new business must be delivered to or mailed and received by Bancorp not less than thirty nor more than sixty days prior to the date of the meeting; provided, however, that if less than thirty-one days notice of the date of the meeting is given to shareholders, such notice by a shareholder must be received not later than the tenth day following the date on which notice of the date of the meeting was mailed to shareholders. Each such notice given by a shareholder must set forth certain information specified in the Bylaws concerning the shareholder and the business proposed to be brought before the meeting.

Section 16(a) Beneficial Ownership Reporting Compliance.

Based solely on the Corporation’s review of the copies of initial statements of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 that it has received in the past year, annual statements of changes in beneficial ownership on Form 5 with respect to the last fiscal year, and written representations that no such annual statement of change in beneficial ownership was required, all Directors, executive officers, and beneficial owners of more than 10% of its common stock have timely filed those reports with respect to 2005. The Corporation makes no representation regarding persons who have not identified themselves as being subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, or as to the appropriateness of disclaimers of beneficial ownership.

Code of Ethics and Business Conduct

For years the Corporation has had policies regarding conflicts of interest and securities law compliance. The Corporation has adopted a Code of Ethics and Business Conduct that reflects these longstanding policies and contains additional policy initiatives. The Corporation requires all its Directors, executive officers, and employees to adhere to the Code of Ethics and Business Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Ethics and Business Conduct requires that the Corporation's Directors, executive officers and employees avoid conflict of interest, comply with securities laws and other legal requirements and conduct business in an honest and ethical manner. The Corporation conveys to its Directors, executive officers, and employees both their obligations and responsibilities under and the importance of the Code of Ethics and Business Conduct.

Directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. The Corporation has established procedures for receiving, retaining and treating complaints received regarding accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Corporation's shareholders may obtain a copy of the Code of Ethics and Business conduct by writing to the Corporation's Corporate Secretary, Harbor Bankshares Corporation, 25 West Fayette Street, Baltimore, Maryland 21201. A Copy of the Code of Ethics and Business Conduct has been filed with the SEC as an exhibit to the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

OWNERS OF MORE THAN 5% OF HARBOR COMMON STOCK

Beneficial owners of more than 5% of the common stock are required to file certain ownership reports under the federal securities laws. The following table shows the common stock beneficially owned by persons who have filed these reports reporting beneficial ownership that exceeds 5% of Harbor’s outstanding common stock at June 30, 2006.

Name	Amount and Nature of Beneficial Ownership (1)		Percentage of Shares Outstanding (2)

Joseph Haskins, Jr.	95,538	(3)	13.79%
John Paterakis	58,789	(4)	9.16%
Joe Louis Gladney.	50,312	(5)	7.84%

____________________
(1)	Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power. A decision to disclaim beneficial ownership or to include shares held by others is made by the shareholder, not by Southwest.
(2)	Calculated by Southwest based upon shares reported as beneficially owned by the listed persons and shares of Southwest common stock outstanding at November 13, 2006.
(3)	The address of Mr. Haskins is 25 West Fayette Street, Baltimore, MD 21201.
(4)	The address of Mr. Paterakis is 601 S. Carolina Street, Baltimore, Maryland. Includes shares owned by J&B Associates, Inc., H&S Bakery, Inc., and Northeast Foods, Inc., companies controlled by Mr. Paterakis.
(5)	The address of Mr. Gladney is 2301 Sinclair Lane, Baltimore, MD 21213 Includes shares owned by 2301 Incorporated and New Life LLC, companies controlled by Mr. Gladney.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table shows compensation paid to certain executive officers of the Corporation for the three-year period ended December 31, 2005. No other executive officer of the Corporation received total annual compensation in excess of $100,000 during such period.

		Annual Compensation

Name and Position	Year	Salary	Bonus	All Other Compensation

Joseph Haskins, Jr. (1)(2)	2005	$213,383	170,706	$6,191
Chairman, President and	2004	207,168	165,734	6,191
Chief Executive Officer	2003	203,105	182,795	6,191

Teodoro J. Hernandez	2005	99,548	14,955	—
Vice President and Treasurer	2004	91,781	9,179	—
	2003	90,000	17,000	—

Darius L. Davis	2005	101,904	15,000	—
Executive Vice President/Bank	2004	86,797	8,680	—

(6)	Bonus paid pursuant to the terms of Mr. Haskins' employment agreement.
(7)	All other compensation represents premiums for term life benefit paid by the Corporation.

Option Grants in Last Fiscal Year

The Corporation has adopted stock option plans, pursuant to which it has reserved 226,886 shares of its Common Stock for the issuance of options. The following table sets forth information regarding the options granted to the named executive officers during 2005.

Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Market Price Per Share on Date of Grant	Expiration Date

Joseph Haskins, Jr.	2,560	42.3%	$25.00	$25.00	1/1/2016
Teodoro J. Hernandez.	796	13.2	25.00	25.00	1/1/2016
Darius L. Davis	1,223	20.2	25.00	25.00	1/1/2016

Aggregated Option Exercises in Last Fiscal Year and Year End Value of Options

The following table set for the aggregated option exercises in 2005 and the option values at December 31, 2005, based upon a market value for Company Common Stock of $25.00 per share:

Name	Number of Shares Acquired On Exercise	Number of Value Realized	Value of Unexercised Unexercised Options at Fiscal Year-End(1)	In-the-Money Options at Fiscal Year-End

Joseph Haskins, Jr.	4,053	41,330	50,938	$345,989
Teodoro J. Hernandez	—	—	8,775	59,085
Darius L. Davis	—	—	3,048	5,024

__________________
(1) Currently exercisable options.

Compensation of Directors

Directors of the Corporation receive a fee of $533 for each Board meeting attended ($1,066 if the Director is a member of the Corporation's Executive Committee), but do not receive a fee for attendance at the committee meetings. Mr. Vaeth received an additional fee of 4,340 for acting as secretary at each of the Board and Board committee meetings. Total fees paid to Directors of the Corporation during 2005 were $104,605. Directors who are not employed by the Corporation or the Bank are permitted to elect whether to receive their fees in the form of cash or in the form of options to purchase Common Stock of the Corporation under the 1995 Director Stock Option Plan which has been approved by the Corporation's shareholders. The exercise prices of the options will equal the market price of the Common Stock on the date of grant. The Corporation did not grant any options to its Directors in 2005.

Mr. Haskins' Employment Agreement and Retirement Benefit

Joseph Haskins, Jr. has an employment agreement with the Corporation and the Bank for a four-year term commencing as of January 1, 2000, which term may be automatically renewed for additional three-year terms unless earlier terminated. The employment agreement provides that Mr. Haskins will serve as Chairman of the Board, President and Chief Executive Officer of the Corporation and Chairman of the Board and Chief Executive Officer of the Bank at an annual salary of $182,330, subject to annual increases approved by the Corporation and the Bank. Under the employment agreement, Mr. Haskins may also receive an annual incentive bonus based upon the attainment of goals and objectives set by the Corporation's Board of Directors. If the minimum level of such goals and objectives is not met, Mr. Haskins will not be entitled to an incentive bonus. If the Corporation's Board of Directors awards Mr. Haskins an incentive bonus, the amount of the bonus will range from 60% to 100% of Mr. Haskins's then current salary, as determined by the Board of Directors. In addition to the benefit programs, plans, and arrangements of the Corporation and the Bank generally available to their employees and the normal perquisites provided to their senior executive officers, the employment agreement provides that Mr. Haskins will receive long-term disability insurance, life insurance, and an automobile allowance. Further, the Corporation must maintain a key man life insurance policy on the life of Mr. Haskins in order to provide the funds necessary to buy his shares of Corporation Common Stock from his estate or his heirs.

If the Corporation terminates Mr. Haskins' employment because he becomes disabled, the Corporation will continue to provide Mr. Haskins with long-term disability insurance and medical and group life insurance until he attains age 65. Upon termination without cause or resignation with good reason (as those terms are used in the employment agreement), Mr. Haskins would be entitled to (1) severance pay equal to three times his base salary at the time of termination, payable in three equal annual installments, the first of which is due within 30 day of termination, (2) a pro rated bonus based upon the bonus paid in the year prior to termination or resignation, and (3) immediate vesting of his outstanding options. If Mr. Haskins voluntarily resigns without good reason or if the Corporation terminates his employment for cause, the Corporation would not have any further obligations to Mr. Haskins under his employment agreement.

The Corporation must pay a change of control benefit to Mr. Haskins if either (1) within 12 months after a change of control of the Corporation, the Corporation terminates Mr. Haskins' employment without cause or Mr. Haskins terminate his employment for good reason or (2) within 30 days after the expiration of six month after the change in control, Mr. Haskins' terminates his employment for any reason. The change of control benefit would equal the greater of (1) 2.99 times the average of Mr. Haskins' gross compensation from the Corporation over the five-year period before the termination or (2) the amount Mr. Haskins would receive if he was terminated without cause, as described in the prior paragraph. Further, in such event, Mr. Haskins would be entitled to the immediate vesting of his options.

Mr. Haskins may be entitled to receive a retirement benefit under an executive supplemental retirement plan. Mr. Haskins will receive 15 annual payments of the greater of (1) 63% of his final base salary or (2) $200,000, payable at the time of retirement, if he retires at or after age 62. Mr. Haskins will receive 15 annual payments, each payment being equal to 63% of his final base salary, payable at the time of retirement or termination (or in the case of a disability, at the age of 65), if before age 62:

•	Mr. Haskins terminates his employment for good reason or, within 30 days after the expiration of six months after a change of control of the Corporation, Mr. Haskins terminates his employment with or without good reason; or

•	the Corporation terminates Mr. Haskins' employment without cause or because of a disability.

If Mr. Haskins terminates his employment before age 62 without good reason, Mr. Haskins will be entitled to a prorated amount of 63% of his final base salary based upon the number of years he provided services to the Corporation from the year 2000 until such time has he retires. However, if the Corporation terminates Mr. Haskins' employment for cause, Mr. Haskins will forfeit his retirement benefit. In the event of Mr. Haskins' death, Mr. Haskins' beneficiaries would be entitled to receive the reminder of the retirement benefit should he die before receipt of the full retirement benefit.

Information Regarding Mr. Hernandez

Mr. Hernandez is 61 years old and has served as Vice President and Cashier of the Bank since 1982 and Vice President and Treasurer of the Corporation since its formation in 1992. He became a Senior Vice President of the Bank in 1998.

Mr. Hernandez may be entitled to receive a retirement benefit under an executive supplemental retirement plan. Mr. Hernandez will receive 15 annual payments of $40,000, payable at the time of retirement, if he retires at or after age 65. Mr. Hernandez will receive 15 annual payments, in amounts ranging from $5,309 to $40,000, if Mr. Hernandez retires before age 65. In the event of a change of control of the Bank, if Mr. Hernandez's employment is terminated for any reason (other than a Bank-approved leave of absence), Mr. Hernandez will be entitled to receive the same benefit as if he retired at or after age 65. Mr. Hernandez's beneficiaries would be entitled to receive the remainder of the retirement benefit should he die before receipt of the full retirement benefit. In the event of Mr. Hernandez's death while in active services of the Bank, Mr. Hernandez's beneficiaries would be entitled to receive a lump sum payment ranging from $38,676 to $396,987, depending upon the year of his death. However, if the Board of Directors terminates Mr. Hernandez's employment for cause, Mr. Hernandez will forfeit his retirement benefit.

Certain Relationships and Related Transactions

During the past year the Bank has had loan transactions in the ordinary course of its banking business with Directors and executive officers of the Bank and with their affiliates. Loans to such persons were made in the ordinary course of business and did not and do not currently involve more than the normal risk of collectibility or present other unfavorable features. All such loans were made on substantially the same terms including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with non-affiliates. The bank expects to enter into such transaction in the future. As of December 31, 2005, loans to Directors and executive officers of the Bank, and their affiliates, including loans guaranteed by such persons and unfunded commitments made in 2005, aggregated $13,466,000 or approximately 63.2% of tangible shareholders' equity of the Bank.

Since May 1997, the Bank has leased approximately 2,600 square feet from Harbor East – Office, LLC for one of the Bank’s branch offices located in Baltimore, Maryland. A majority of the outstanding membership interests of Harbor East – Office, LLC is beneficially owned by John Paterakis, who serves as a Director of the Company and the Bank and as Chairman of the Executive Committee of the Bank’s Board of Directors. In 2005, the Bank’s monthly lease payments for these premises were approximately $6,333. The current lease term expires in May 2007, and the Bank has two five-year options to renew. The Company believes that this lease is on terms no less favorable to the Bank than those that would be available to the Bank in an arm’s length transaction with a third party.

INDEPENDENT PUBLIC ACCOUNTANTS

General

The Audit Committee has retained Stegman & Company as independent public accountants to audit the Corporation's 2006 consolidated financial statements. Stegman & Company also audited the Corporation's consolidated financial statements for 2004 and 2005. A representative of Stegman & Company is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she decides, and will respond to appropriate questions.

Audit and Non-Audit Fees

	2005	2004

Audit Fees	$60,500	$59,950
Audit-Related Fees	1,950	2,250
Tax Fees	10,425	10,725
All Other Fees	—	—

Total	$72,875	$72,925

Fees that the Corporation paid to Stegman & Company in 2004 and 2005 are set forth in the above table. Audit fees are fees the Corporation paid Stegman & Company for the audit and quarterly reviews of the Corporation's consolidated financial statements, assistance with the review of documents filed with the SEC, consent procedures and accounting consultation related to transaction and the adoption of new accounting pronouncements. Audit-related fees are fees for services that are reasonably related to the performance of the audit or the review of the Corporation's consolidated financial statements and principally included consultation concerning financial accounting and reporting standards. Tax fee primarily included tax compliance services. Stegman & Company did not provide any other services to the Corporation in 2004 and 2005.

Policy on Audit Committee Pre-Approval of Audi and Non-Audit Services

The Audit committee's policy is to pre-approve all audit and non-audit services proved by the independent public accountants. These services may include audit services, and audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is derailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when expedition of services is necessary. The Chair is required to report any decision to pre-approve such services to the full Audit Committee at its next meeting. The independent public accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date.

THE ANNUAL MEETING

Purpose

This proxy statement is furnished to shareholders of Harbor in connection with the solicitation of proxies by Harbor’s Board of Directors for use at the Annual Meeting.

Date, Place and Time of Annual Meeting

The Annual Meeting of Harbor’s shareholders will be held at Harbor’s main office at 25 West Fayette Street, Baltimore, Maryland 21201 on Wednesday, January 17, 2007, at 12:00 noon Eastern Time.

Shares Entitled to Vote; Quorum and Vote Required

The holders of record of the outstanding shares of Harbor voting common stock at the close of business on November 13, 2006, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. At the close of business on that date, there were 641,784 shares of Harbor common stock issued and outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting Harbor shareholders will be entitled to one vote for each share of Harbor common stock owned of record on the record date. The holders of a majority of the Harbor common stock must be present, either in person or by proxy, to constitute a quorum at the meeting. Shares of Harbor common stock present in person or represented by proxy, including shares whose holders abstain or do not vote and shares held of record by a broker or nominee that are voted on any matter, will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

The affirmative vote of at least two-thirds (2/3) of the issued and outstanding Harbor voting common stock is required to approve the merger agreement. Directors are elected by a plurality of the votes cast by the holders of shares of common stock present in person or represented by proxy at the Annual Meeting with a quorum present. Abstentions and broker non-votes are not considered to be votes cast. The affirmative vote of at least a majority of the Harbor common stock present at the meeting, either in person or by proxy, is required to approve an adjournment of the Annual Meeting and any other matters that may be properly presented at the meeting.

The proposal to approve the merger agreement and the proposal for adjournment are “non-discretionary” items, meaning that brokers and banks who hold shares in an account for customers who are the beneficial owners of such shares may not give a proxy to vote those shares on those items without specific instructions from their customers. Any abstentions and broker non-votes will have the same effect as votes against approval of the merger agreement. Accordingly, the Harbor Board of Directors encourages you to complete, date and sign the accompanying proxy card and return it promptly in the enclosed postage-paid envelope.

On the record date, the Directors and executive officers of Harbor and the Bank (16 persons) were entitled to vote, in the aggregate, 193,177 shares of Harbor common stock, or approximately 30.1% of the outstanding shares of Harbor voting common stock. These shares are expected to be voted FOR approval of the merger agreement. If these shares are voted in favor of the merger agreement, then shareholders owning an additional 234,679 shares would be required to vote in favor of the merger in order for the proposal to receive approval by two-thirds (2/3) of the outstanding shares of Harbor common stock.

A list of shareholders will be available for examination by holders of the Harbor common stock for any purpose related to the Annual Meeting at the Annual Meeting and during the 10 days prior to the Annual Meeting at our offices at 25 West Fayette Street, Baltimore, MD 21201.

Voting Procedures and Revocation of Proxies

Proxies, in the form enclosed, which are properly executed by the shareholders and returned to Harbor and not subsequently revoked, will be voted in accordance with the instructions indicated on the proxies. Any properly executed proxy on which voting instructions are not specified will be voted FOR the proposal to approve the merger agreement, FOR the propose to adjourn the Annual Meeting, if necessary, and FOR the election of the four nominated Class II Directors. The proxy also grants authority to the persons designated in the proxy to vote in accordance with their own judgment if an unscheduled matter is properly brought before the meeting.

If you are the record holder of your shares, you may revoke any proxy given pursuant to this solicitation by the Harbor Board of Directors at any time before it is voted at the Annual Meeting by:

•	Giving written notice to the Secretary of Harbor;

•	Executing a proxy bearing a later date filed with the Secretary of Harbor at or before the meeting; or

•	Attending and voting in person at the meeting. Attendance without voting at the Annual Meeting will not in and of itself constitute revocation of a proxy.

All written notices of revocation and other communications with respect to revocation or proxies should be sent to: Harbor Bankshares Corporation, 25 West Fayette Street, Baltimore, MD 21201 Attention: Teodoro J. Hernandez, Vice President and Treasurer. If you hold your shares in street name with a bank or broker, you must contact the bank or broker if you wish to revoke your proxy.

Attending the Annual Meeting

All of our shareholders are invited to attend the Annual Meeting. If you are a beneficial owner of Harbor common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Harbor common stock held in street name in person at the Annual Meeting, you will have to get a written proxy in your name from the broker, bank, or other nominee who holds your shares.

Annual Report

Our Annual Report to the SEC on Form 10-KSB for the fiscal year ended December 31, 2005, and our Quarterly Report on Form 10-QSB for the period ended June 30, 2006, are attached to this proxy statement as Appendixes D, E, and F, and are incorporated herein by reference. See “Where You Can Find More Information” and “Documents Incorporated by Reference.”

Other Matters to be Considered

Our Board of Directors is not aware of any business or matter other than the proposal to approve the merger agreement. If, however, any matter properly comes before the Annual Meeting, the proxy holders will vote on these matters in their discretion.

Solicitation of Proxies and Expenses

This proxy solicitation is made by the Board of Directors of Harbor. Harbor is responsible for its expenses incurred in preparing, assembling, printing, and mailing this proxy statement. Proxies will be solicited through the mail. Additionally, Directors, officers and other employees of Harbor or its subsidiaries may solicit proxies personally, by telephone or other means of communications. None of these people will receive any special compensation for solicitation activities. Harbor will reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to beneficial owners.

OTHER MATTERS

Management of Harbor knows of no other business to be presented at the Annual Meeting, other than procedural matters relating to the conduct of the Annual Meeting, but if other matters do properly come before the Annual Meeting, unless otherwise instructed, it is intended that the persons named in the proxy card will vote shares according to their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

Harbor files reports, proxy statements and other information with the SEC under the Exchange Act. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may read and copy, at the prescribed rates, this information at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers, including Harbor, who file electronically with the SEC. The address of that site is http://www.sec.gov.

Harbor and the merger subsidiary have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 in respect of the merger. As permitted by the SEC, this proxy statement omits certain information contained in the Schedule 13E-3. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part thereof, is available for inspection or copying as set forth above or is available electronically at the SEC’s website.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows Harbor to “incorporate by reference” information into this document. This means that we can disclose important information to you be referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.

This document incorporates by reference the documents listed below that Harbor has filed previously with the SEC. They contain important information about Harbor and its financial condition:

•	Harbor’s Annual Report on Form 10-KSB for the year ended December 31, 2005; and

•	Harbor’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006.

We also incorporate by reference any additional documents that we may file with the SEC under Section 13(a), 13(c), 14, or 15(d) of the Exchange Act, between the date of this document and the date of Harbor’s Annual Meeting.

We will provide, without charge, to each person to whom this proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by writing to Teodoro J. Hernandez, Vice President and Treasurer at the following address: Harbor Bankshares Corporation, 25 West Fayette Street, Baltimore, MD 21201.

These documents are also included in our SEC filings, which you can access electronically at the SEC’s website at http://www.sec.gov.

We have not authorized anyone to give any information or make any representation about the merger or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC. If anyone does give you different or additional information, you should not rely on it.

By Order of the Board of Directors

/s/Joseph Haskins, Jr.
Chairman, President, and Chief Executive
Officer

Appendix A

AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of November 1, 2006 is by and between HARBOR BANKSHARES CORPORATION (“Harbor”), a Maryland corporation, and HARBOR MERGER CORPORATION (“Merger Corp”), a Maryland corporation.

W I T N E S S E T H:

     WHEREAS, Merger Corp has been formed in order to effect the merger that is the subject of this Agreement.

     WHEREAS, the Boards of Directors of Harbor and Merger Corp have approved this Agreement and the transactions proposed herein, pursuant to which Merger Corp will be merged with and into Harbor.

     NOW THEREFORE, IN CONSIDERATION of the premises and the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending legally to be bound, agree and covenant as follows:

ARTICLE I – THE MERGER

1.1	Merger.

     Upon the terms and subject to the conditions of this Agreement, and in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time, Merger Corp shall be merged with and into Harbor and the separate existence of Merger Corp shall thereupon cease, and Harbor (the “Surviving Corporation”), shall by virtue of the merger continue its corporate existence under the laws of the State of Maryland (the “Merger”) under the name Harbor Bankshares, Inc.

1.2	Effective Time of the Merger.

     The Merger shall become effective at the date and time (the “Effective Time”) when subject to the terms and conditions of this Agreement, the parties file articles of merger with the Secretary of State of the State of Maryland in accordance with the MGCL, following fulfillment of the conditions set forth in Articles VI and VII hereof.

1.3	The Surviving Corporation.

(a)	The Certificate of Incorporation of Harbor in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until further amended in accordance with its terms and as provided by law.

(b)	The bylaws of Harbor as in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until further amended in accordance with their terms and as provided by law.

(c)	The directors of Harbor immediately prior to the Effective Time shall be the directors of the Surviving Corporation and the officers of Harbor immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case as of the Effective Time until their respective successors are duly elected and qualified.

(d)	The Merger shall have the effects set forth in the MGCL.

(e)	All options for Harbor common stock outstanding at the Effective Time shall remain outstanding without change.

1.4	Merger Consideration.

     At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof,

(a)	All outstanding shares of Common Stock (other than Objecting Shares) held of record by a shareholder holding 100 or fewer shares of Common Stock immediately prior to the Effective Time shall, without any action on the part of the shareholder thereof, be canceled and converted into the right to receive, upon the surrender of the certificate representing such shares, $31.00 in cash per share of Common Stock without interest thereon, (the “Merger Consideration”).

(b)	Each share of Common Stock held in the treasury of Harbor and each share of Common Stock owned by any direct or indirect wholly-owned subsidiary of Harbor immediately prior to the Effective Time shall be cancelled without any conversion and no payment or distribution shall be made with respect thereto;

(c)	All outstanding shares of Common Stock other than those described in paragraphs (a) and (b) as being converted into the right to receive the Merger Consideration shall remain outstanding with all rights, privileges, and powers existing immediately prior to the Effective Time; and

(d)	The outstanding shares of Merger Corp Stock shall, without any action on the part of the holder thereof, be canceled.

(e)	Except as provided in Section 1.6 with respect to Objecting Shares, in no event shall any shareholder holding of record immediately prior to the Effective Time more than 100 shares of Common Stock in the aggregate be entitled to receive any Merger Consideration with respect to the shares of Common Stock so held.

(f)	For purposes hereof, the term “Cash-Out Shares” shall mean any shares of Common Stock that are converted into the right to receive the Merger Consideration pursuant to this Section 1.4.

1.5	Manner of Calculating Shares Held of Record.

(a)	Subject to Sections 1.5 (b) through (d), below, calculations of shares held of record shall be made in accordance with Securities and Exchange Commission Rule 12g5-1, and accordingly:

(i) The number of shares held of record will be calculated by adding all shares registered in the same manner;

(ii) Shares held in street name beneficially owned by a shareholder will not be aggregated with shares registered in such shareholder’s own name, and

(iii) Shares owned by related persons or in different capacities will not be aggregated.

(b)	For purposes of this Section 1.5, Harbor may in its sole discretion, but shall not have any obligation to do so, (i) presume that any shares of Common Stock held in a discrete account (whether record or beneficial) are held by a person distinct from any other person, notwithstanding that the registered or beneficial holder of a separate discrete account has the same or a similar name as the holder of a separate discrete account; and (ii) aggregate the shares of Common Stock held (whether of record or beneficially) by any person or persons that Harbor determines to constitute a single shareholder for purposes of determining the number of shares of Common Stock held by such shareholder.

(c)	Harbor will presume that all shares held in street name are held by shareholders holding more than 100 shares of Common Stock immediately prior to the Effective Time unless Harbor determines, or a beneficial owner of shares held in street name is able to demonstrate to Harbor’s satisfaction, that such shares are held beneficially by a shareholder holding 100 or fewer shares of Common Stock immediately prior to the Effective Time, in which case such shares will be deemed to be Cash-Out shares.

(d)	Harbor (and any other person or entity to which it may delegate or assign any responsibility or task with respect thereto) shall make all decisions regarding the application of this section in good faith and in accordance with the principles of Securities and Exchange Commission Rule 12g5-1 and sections 1.5(b) and (c). Harbor shall have full discretion and exclusive authority (subject to its right and power to so delegate or assign such authority) to (i) make such inquiries, whether of any shareholder(s) or otherwise, as it may deem appropriate for purposes of this Section 1.5 and (ii) resolve and determine all ambiguities, questions of fact, and interpretive and other matters relating to this Section All such determinations by Harbor under this Section 1.5 shall be final.

1.6	Objecting Shares.

(a)	Each share of Common Stock issued and outstanding immediately prior to the Effective Time, the shareholder of which has not voted in favor of the Merger and who has delivered a written demand for payment of the fair value of such shares within the time and in the manner provided in Title 3, Subtitle 2 of the MGCL, is referred to herein as a “Objecting Share.”

(b)	Notwithstanding anything in this Agreement to the contrary, Objecting Shares shall not be converted into or represent the right to receive the Merger Consideration pursuant to Section 1.5 hereof unless and until such shareholder shall have failed to perfect or shall have effectively withdrawn or lost his right to appraisal and payment under the MGCL. If any such shareholder shall have so failed to perfect or shall have effectively withdrawn or lost such right, such shareholder’s Objecting Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the Merger Consideration without any interest thereon.

1.7	Exchange of Shares.

(a)	Harbor shall deposit or cause to be deposited prior to the Effective Time cash, an aggregate amount necessary to pay the Merger Consideration to Cash-Out Shareholders and to make appropriate cash payments to shareholders of Objecting Shares pursuant to Section 1.6 hereof, if any, (such amounts being hereinafter referred to as (the “Exchange Fund”).

(b)	As soon as practicable after the Effective Time, the Exchange Agent selected by Harbor in its discretion shall mail to each shareholder of record of an outstanding certificate or certificates which represent shares of Common Stock (the “Certificates”), a form letter of transmittal which will specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and contain instructions for use in effecting the surrender of the Certificates for payment therefor. At and after the Closing (as defined herein) and upon surrender to the Exchange Agent of a Certificate, together with such letter of transmittal duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash provided in Section 1.4 hereof and such Certificate shall forthwith be canceled. The Exchange Agent shall, upon surrender of Certificates representing shares of Common Stock, promptly deliver the Merger Consideration with respect to such shares of Common Stock formerly represented by such Certificate. No interest will be paid or accrued on the Merger Consideration payable upon surrender of the Certificates. If payment of cash is to be made to a person other than the person in whose name the Certificate surrendered is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered or established to the satisfaction of Harbor that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions of this Section 1.7, each Certificate (other than Certificates representing Objecting Shares) shall represent for all purposes the right to receive the Merger Consideration without any interest thereon.

(c)	Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the shareholders of Harbor for six months after the Exchange Agent mails the letter of transmittal pursuant to this Section 1.7 shall be returned to Harbor upon demand, and the holders of shares of Common Stock who have not theretofore complied with the exchange procedures in this Section 1.7 shall look to Harbor only, and not the Exchange Agent, for the payment of any of the Merger Consideration in respect of such shares.

(d)	None of Harbor, Merger Corp, the Exchange Agent or any other person shall be liable to any former holder of shares of Common Stock for any cash properly delivered to a public official pursuant to applicable abandoned property, escheat, or similar laws.

(e)	In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Harbor or the Exchange Agent, the posting by such person of a bond in such amount as Harbor or the Exchange Agent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof pursuant to this Agreement.

1.8	Approval by Shareholders.

     This Agreement shall be submitted to the shareholders of Harbor and Merger Corp in accordance with applicable provisions of law and the Articles of Incorporation and Bylaws of Harbor and Merger Corp. Harbor and Merger Corp shall proceed expeditiously and cooperate fully in the procurement of any other consents and approvals and the taking of any other actions in satisfaction of all other requirements prescribed by law or otherwise necessary for consummation of the Merger on the terms herein provided, including, without limitation, the preparation and submission of all necessary filings, requests for waivers, and certificates with the regulatory authorities, if any.

ARTICLE II–REPRESENTATIONS AND WARRANTIES OF HARBOR

Harbor hereby represents and warrants to Merger Corp as follows:

2.1	Organization and Authority.

Harbor is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, is a registered bank holding company under the Bank Holding Company Act of 1956, as amended, and has full corporate power to own its properties, to carry on its business, and to enter into this Agreement.

2.2	Capital Structure.

     The authorized capital stock of Harbor is 10,000,000 shares of Common Stock, 641,784 shares of which are validly issued and outstanding, fully paid and nonassessable.

2.3	Authorization.

(a)	The Board of Directors of Harbor has approved this Agreement and the transactions contemplated hereby, subject to the approval by the shareholders of Harbor as required by law. This Agreement has been duly executed and delivered by Harbor and when executed by Harbor and duly approved by the shareholders of Harbor, it will be a binding agreement of Harbor enforceable against it in accordance with its terms.

(b)	Subject to the receipt of all required regulatory approvals and compliance with all applicable federal and state securities laws, the execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby will not violate any provision of, or constitute a default under any order, writ, injunction or decree of any court or other governmental agency, or any contract, agreement or instrument to which Harbor is a party or by which it is bound, or constitute an event which with the lapse of time or action by a third party could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon any of the assets or properties of Harbor or upon shares of Common Stock.

ARTICLE III–REPRESENTATIONS AND WARRANTIES OF MERGER CORP

Merger Corp hereby represents and warrants to Harbor as follows:

3.1	Organization.

Merger Corp is a Maryland corporation duly organized, validly existing and in good standing under the laws of Maryland, and has full corporate power and authority to own its properties, and to enter into this Agreement. Merger Corp does not have any subsidiaries.

3.2	Capital Structure.

The authorized capital stock of Merger Corp consists of 1,000 shares of common stock, $1.00 par value (the “Merger Corp Stock”), all of which are issued and outstanding. All such shares are validly issued, fully paid, and nonassessable. There are no existing options, warrants, calls, or commitments of any kind obligating Merger Corp to issue any of its authorized and unissued capital stock.

3.3	Authorization.

(a)	The Board of Directors of Merger Corp has approved this Agreement and the transactions contemplated hereby, subject to the approval thereof by the shareholders of the Merger Corp as required by law. This Agreement has been duly executed and delivered by Merger Corp and when executed by Harbor and duly approved by the shareholders of Merger Corp, it will be a binding agreement of Merger Corp enforceable against it in accordance with its terms.

(b)	No Conflict with Other Instruments. Subject to the receipt of all required regulatory approvals and compliance with all applicable federal and state securities laws, the execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby will not violate any provision of, or constitute a default under, any order, writ, injunction or decree of any court or other governmental agency, or any contract, agreement or instrument to which Merger Corp is a party or by which it is bound, or constitute an event which with the lapse of time or action by a third party could result in any default under any of the foregoing or result in the creation of any lien, charge or encumbrance upon any of the assets or properties of Merger Corp or upon shares of capital stock of Merger Corp.

ARTICLE IV–COVENANTS OF HARBOR

Harbor hereby covenants to and with Merger Corp as follows:

4.1	Actions.

Harbor will use its best efforts to take or cause to be taken all actions necessary, proper, or advisable to consummate this Agreement, including such actions Merger Corp may reasonably consider necessary, proper, or advisable in connection with filing applications and other instruments with, or obtaining approvals of, governmental bodies to the transactions contemplated by this Agreement.

4.2	Conduct.

From and after the date of this Agreement to the Effective Time of the Merger, Harbor will maintain its corporate existence, will not (i) amend its articles of incorporation by-laws, (ii) will not issue any securities, and (iii) will not declare or make any dividend or other distribution with respect to the outstanding shares of the Common Stock without written consent of Merger Corp.

4.3	Payments.

     Harbor will deliver, when and if required by the provisions of this Agreement, such amounts of cash into which certain shares of Common Stock are to be converted pursuant to this Agreement.

ARTICLE V–COVENANTS OF MERGER CORP

Merger Corp hereby covenants to and with Harbor as follows:

5.1	Actions.

Merger Corp will use its best efforts to take or cause to be taken all other actions necessary, proper or advisable to consummate this Agreement, including such actions as Harbor may reasonably consider necessary, proper or advisable in connection with filing applications and other instruments with, or obtaining approvals of, governmental bodies to the transactions contemplated by this Agreement.

5.2	Conduct.

     From and after the date of this Agreement to the Effective Time, Merger Corp (i) will maintain its corporate existence; (ii) will not amend its charter or bylaws; and (iii) will not issue any securities.

ARTICLE VI–CONDITIONS TO THE OBLIGATIONS OF HARBOR

     The obligation of Harbor to effect the Merger shall be subject to the satisfaction prior to the Effective Time of the Merger of the following conditions:

6.1	Shareholder Approval.

The shareholders of Harbor shall have voted affirmatively to approve the Merger by not less than two-thirds of the outstanding voting stock of Harbor.

6.2	Other Approvals.

All requisite regulatory approvals relating to the Merger, if any, shall have been obtained and continue to be in full force and effect, and all waiting and notice periods under applicable law shall have expired.

6.3	Rights of Objecting Shareholders and Other Shareholders Receiving Cash.

The aggregate number of shares of Common Stock owned by those shareholders of Harbor who (i) have perfected and shall be entitled to exercise their objecting shareholders’ rights pursuant to the MGCL, or (ii) are shareholders of Cash-Out Shares (as defined in Section 1.4 herein) shall not exceed 1.0% of the issued and outstanding shares of Common Stock.

6.4	No Injunctions or Restraints; Illegality.

No injunction, restraining order, stop order, or other order or action of any Federal or state court or agency in the United States which prohibits, restricts, or makes illegal the consummation of the transactions contemplated hereby shall be in effect, and no action, suit or other proceeding seeking such shall have been instituted or threatened, and no statue, rule, or regulation shall have been enacted, issued, or promulgated by and state or Federal government or government agency which prohibits, restricts, or makes illegal the consummation of the transactions contemplated hereby.

ARTICLE VII–CONDITIONS TO THE OBLIGATIONS OF MERGER CORP

     The obligation of Merger Corp to effect the Merger shall be subject to the satisfaction prior to the Effective Time of the Merger of the following conditions:

7.1	Shareholder Approval.

The sole shareholder of Merger Corp shall have voted affirmatively to approve the Merger by not less than two-thirds of the outstanding voting stock of Merger Corp.

7.2	Other Approvals.

All requisite regulatory approvals relating to the Merger, if any, shall have been obtained and continue to be in full force and effect, and all waiting and notice periods under applicable law shall have expired.

7.3	Rights of Objecting Shareholders and Other Shareholders Receiving Cash.

The aggregate number of shares of Common Stock owned by those shareholders of Harbor who (i) have perfected and shall be entitled to exercise their objecting shareholders’ rights pursuant to the MGCL, or (ii) are shareholders of Cash-Out Shares (as defined in Section 1.4 herein) shall not exceed 1.0% of the issued and outstanding shares of Common Stock.

7.4	No Injunctions or Restraints; Illegality.

No injunction, restraining order, stop order, or other order or action of any Federal or state court or agency in the United States which prohibits, restricts, or makes illegal the consummation of the transactions contemplated hereby shall be in effect, and no action, suit or other proceeding seeking such shall have been instituted or threatened, and no statue, rule, or regulation shall have been enacted, issued, or promulgated by and state or Federal government or government agency which prohibits, restricts, or makes illegal the consummation of the transactions contemplated hereby.

ARTICLE VIII–TERMINATION AND AMENDMENT

8.1	Termination.

This Agreement may be terminated at anytime prior to the Effective Time by the Boards of Directors of either Merger Corp or Harbor.

8.2	Effect of Termination.

In the event of termination of this Agreement as provided in this Article VIII hereof, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Merger Corp or Harbor or their respective officers, directors or shareholders.

8.3	Amendment.

This Agreement may be amended by the parties hereto by action taken or authorized by their respective Boards of Directors. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

ARTICLE IX–GENERAL PROVISIONS

9.1	Nonsurvival of Agreements.

None of the agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time of the Merger.

9.2	Notices.

All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), or mailed by registered or certified mail (return receipt requested) to Harbor or Merger Corp, respectively, at the following addresses:

(a)	If to Harbor:

Joseph Haskins, Jr. Chairman, President and CEO Harbor Bancorp, Inc. 25 West Fayette Street Baltimore, MD 21201

(b)	If to Merger Sub:

Teodoro J. Hernandez Vice President, Secretary, and Treasurer Harbor Bancorp, Inc., 25 West Fayette Street Baltimore, MD 21201

9.3	Interpretation.

When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

9.4	Counterparts.

This Agreement may be executed in two counterparts, both of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

9.5	Entire Agreement.

This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

9.6	Assignment.

Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party.

9.7	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to agreements made and entirely to be performed within such jurisdiction.

[Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ATTEST:	[SEAL]	HARBOR BANKSHARES CORPORATION

		By:	/s/ Joseph Haskins, Jr.

Joseph Haskins, Jr. Chairman, President, and CEO

ATTEST:	[SEAL]	HARBOR MERGER CORPORATION

		By:	Teodoro J. Hernandez

Teodoro J. Hernandez Vice President, Secretary, and Treasurer

Appendix B

HARBOR BANKSHARES CORPORATION
Baltimore, Maryland
FAIRNESS OPINION
As of August 29, 2006

     Set forth herein is Danielson Associates Inc.’s (“Danielson Associates”) updated independent appraisal of the “fair” market value of the common stock of Harbor Bankshares Corporation (“Harbor” or “the Bank”) of Baltimore, Maryland as of August 29, 2006. The original opinion was dated December 8, 2005. Market value is defined as the price at which the common stock would change hands between a willing seller and a willing buyer, each having reasonable knowledge of relevant facts and assuming a significant amount of stock changing hands daily to assure a true reflection of market forces.

     This fairness opinion is based on data supplied by Harbor to Danielson Associates and its regulators, but it also relies on some public information. All information received is believed to be reliable, but the accuracy or completeness of such information cannot be guaranteed. In particular, this fairness opinion assumes that there are no significant loan quality problems beyond what has been stated in Harbor’s quarterly reports to the Federal Deposit Insurance Corporation (“FDIC”).

     In determining the fair value of the common stock of Harbor, primary emphasis has been given to the stock prices of banks that have comparable financial, market and structural characteristics, and the relationship of these prices to earnings.

     Based on these updated comparisons, an analysis of Harbor’s past performance and future potential and by applying discounts for market, stock liquidity and its minority ownership, it has been established that the fair value of its common stock as of August 29, 2006 is between $30.53 and $32.17 per share with the midpoint being $31.35 per share. Any price in this range would be fair to current shareholders.

Respectfully submitted,

/s/ David G. Danielson
David G. Danielson, President
Danielson Associates Inc.

Appendix C-Rights of Objecting Shareholders

Title 3. Corporations in General–Extraordinary Actions
Subtitle 2. Rights of Objecting Stockholders

§ 3-201. Definition of successor

(a) In this subtitle, except as provided in subsection (b) of this section, “successor” includes a corporation which amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock, unless the right to do so is reserved by the charter of the corporation.

(b) When used with reference to a share exchange, “successor” means the corporation the stock of which was acquired in the share exchange.

§ 3-202. Fair value, right to from successors

(a) Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if:

(1) The corporation consolidates or merges with another corporation;

(2) The stockholder’s stock is to be acquired in a share exchange;

(3) The corporation transfers its assets in a manner requiring action under § 3-105(e) of this title;

(4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder’s rights, unless the right to do so is reserved by the charter of the corporation; or

(5) The transaction is governed by § 3-602 of this title or exempted by § 3-603(b) of this title.

(b)(1) Fair value is determined as of the close of business:

(i) With respect to a merger under § 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived under § 3-106; or

(ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

(2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

(3) In any transaction governed by § 3-602 of this title or exempted by § 3-603(b) of this title, fair value shall be value determined in accordance with the requirements of § 3-603(b) of this title.

(c) Unless the transaction is governed by § 3-602 of this title or is exempted by § 3-603(b) of this title, a stockholder may not demand the fair value of the stockholder’s stock and is bound by the terms of the transaction if:

(1) The stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ Small Cap Market:

(i) With respect to a merger under § 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the date notice is given or waived under § 3-106; or

(ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

(2) The stock is that of the successor in a merger, unless:

(i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

(ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

(3) The stock is not entitled, other than solely because of § 3-106 of this title, to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

(4) The charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under this subtitle; or

(5) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

§ 3-203. Duties of objecting stockholders

(a) A stockholder of a corporation who desires to receive payment of the fair value of the stockholder’s stock under this subtitle:

(1) Shall file with the corporation a written objection to the proposed transaction:

(i) With respect to a merger under § 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, within 30 days after notice is given or waived under § 3-106; or

(ii) With respect to any other transaction, at or before the stockholders' meeting at which the transaction will be considered or, in the case of action taken under § 2-505(b) of this article, within 10 days after the corporation gives the notice required by § 2-505(b) of this article;

(2) May not vote in favor of the transaction; and

(3) Within 20 days after the Department accepts the articles for record, shall make a written demand on the successor for payment for the stockholder’s stock, stating the number and class of shares for which the stockholder demands payment.

(b) A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

§ 3-204. Effect of demand

A stockholder who demands payment for his stock under this subtitle:

(1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under § 3-202 of this subtitle; and

(2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

§ 3-205. Consent to demand withdrawal

A demand for payment may be withdrawn only with the consent of the successor.

§ 3-206. Restoration of stockholder rights

(a) The rights of a stockholder who demands payment are restored in full, if:

(1) The demand for payment is withdrawn;

(2) A petition for an appraisal is not filed within the time required by this subtitle;

(3) A court determines that the stockholder is not entitled to relief; or

(4) The transaction objected to is abandoned or rescinded.

(b) The restoration of a stockholder’s rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

§ 3-207. Successor’s duty, notice and offer

(a)(1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

(2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

(i) A balance sheet as of a date not more than six months before the date of the offer;

(ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and

(iii) Any other information the successor considers pertinent.

(b) The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

§ 3-208. Petition for appraisal

(a) Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

(b)(1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.

(2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

§ 3-209. Submission of certificate for notation

(a) At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

(b) If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

§ 3-210. Report of appraisers

(a) If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

(b) Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

(c) The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

(d)(1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

(2) Within 15 days after the report is filed, any party may object to it and request a hearing.

§ 3-211. Court order upon appraisers report

(a) The court shall consider the report and, on motion of any party to the proceeding, enter an order which:

(1) Confirms, modifies, or rejects it; and

(2) If appropriate, sets the time for payment to the stockholder.

(b)(1) If the appraisers’ report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.

(2) If the appraisers' report is rejected, the court may:

(i) Determine the fair value of the stock and enter judgment for the stockholder; or

(ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

(c)(1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as at which fair value is to be determined under § 3-202 of this subtitle.

(2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under § 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i) The price which the successor offered for the stock;

(ii) The financial statements and other information furnished to the stockholder; and

(iii) Any other circumstances it considers relevant.

(d)(1) The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under § 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i) The price which the successor offered for the stock;

(ii) The financial statements and other information furnished to the stockholder; and

(iii) Any other circumstances it considers relevant.

(2) Costs may not include attorney’s fees or expenses. The reasonable fees and expenses of experts may be included only if:

(i) The successor did not make an offer for the stock under § 3-207 of this subtitle; or

(ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

(e) The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

§ 3-212. Surrender of stock to successor

The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:

(1) The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

(2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

§ 3-213. Rights of successor

(a) A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under § 3-202 of this subtitle.

(b) After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

(c) Unless the articles provide otherwise, stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

                                   APPENDIX D

                                   FORM 10-KSB
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended December 31, 2005

                         Commission File Number: 0-20990

                          HARBOR BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

          Maryland                                         52-1786341
 (State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

 25 West Fayette Street                                       21201
 Baltimore, Maryland                                       (Zip Code)
 (Address of principal executive officer)

       Registrant's telephone number, including area code: (410) 528-1800

        Securities registered pursuant to Section 12(b) of the Act: None.

           Securities registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.01 per share
                                (Title of Class)

Check whether the issuer is not required to file reports pursuant to Section 13
or 15(d) of the Exchange Act.                                                |_|

Check whether the issuer (1 filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                                  Yes |X| No |_|

Check if there is no disclosure of delinquent filers in response to Item 405 of
Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any
amendment to this Form 10-KSB.                                               |_|

Indicate by check mark whether the registrant is a shell company (as defined in
Rule 12b-2 of the Exchange Act).
                                                                  Yes |_| No |X|
Issuer's revenues for its most recent fiscal year:

As of March 3, 2006, the registrant had 675,579 shares of Common Stock issued and outstanding, including 33,795 non-voting shares. The aggregate market value of shares held by nonaffiliates on such date was $12,060,050 based on the average of the bid and asked price of $25.00 per share of the Registrant's
Common Stock on that date. For purposes of this calculation, it is assumed that the 193,177 shares held by directors and executive officers of the Registrant, are shares held by affiliates.

Documents Incorporated by Reference: Portions of the Registrant's Annual Report
to Stockholders for the year ended December 31, 2005.

Transitional small business disclosure format (check one):        Yes |_| No |X|

                          HARBOR BANKSHARES CORPORATION

                  ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       SECURITIES AND EXCHANGE COMMISSION
                                   FORM 10-KSB

PART I

PART II

PART III
Item 9. Directors, and Executive Officers and Control Persons; Compliance
     with Section 16(a) of the Exchange Act........................................................56
Item 10. Executive Compensation....................................................................60
Item 11. Security Ownership of Certain Beneficial Owners and Management

EXHIBITS

                                       ii

PART I

Forward Looking Statements

         Harbor Bankshares Corporation (the "Corporation") makes forward-looking statements in this Annual Report on Form 10-KSB that are subject to risks and uncertainties. These forward-looking statements include: statements of the
Corporation's goals, intentions, and expectations; estimates of risks and of future costs and benefits; expectations regarding future financial performance of the Corporation; assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs; liquidity, contractual obligations, off-balance sheet risk, and market or interest rate risk; and statements of the
Corporation's ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations and accounting principles; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, the
Corporation's past growth and performance do not necessarily indicate its future results.

Item 1.  Description of Business

Harbor Bankshares Corporation

         Harbor Bankshares Corporation (the "Corporation") is a bank holding company with one bank subsidiary and two Community Development financial subsidiaries, one for profit, The Harbor Bank of Baltimore LLC and a non-profit,
The Harbor Bank CDC. Both were established during 2002. The Corporation has no investment in either subsidiary as of December 31, 2004. The Corporation was organized under the laws of the State of Maryland in 1992. On November 2, 1992,
Harbor Bankshares Corporation acquired all outstanding stock of The Harbor Bank of Maryland (the "Bank"), headquartered in Baltimore, Maryland.

The Harbor Bank of Maryland

         The Bank is a Maryland chartered commercial bank headquartered in
Baltimore, Maryland. The Bank was opened on September 13, 1982. The deposits of the Bank are insured by the Federal Deposit Insurance Corporation.

         The Bank conducts general banking business in seven (7) locations and serves primarily the Baltimore Metropolitan area. It offers checking, savings and time deposits, commercial, real estate, personal, home improvement, automobile and other installment loans, credit cards and term loans. The Bank is also a member of a local and national ATM network. The retail nature of the Bank allows for diversification of deposits and borrowers so it is not dependent upon a single or a few customers.

         Harbor Financial Services, a company dealing with the sale of mutual funds, stocks, insurance, etc., was established as a subsidiary of the Bank during May 1997 in order to compete with that expanding market.

Competition

         The Corporation's subsidiary, The Harbor Bank of Maryland, competes with virtually all banks and savings institutions that offer services in its market area. The Bank directly competes with branches of most of the State's largest banks, each of which has greater financial and other resources to conduct large advertising campaigns and to allocate their investment assets to regions of higher yield and demand. To attract business in this competitive environment, the Bank relies heavily on local promotional activities and personal contact by its officers and directors and by its ability to provide personalized services.

Supervision and Regulation

         Following is a brief summary of certain statutes and regulations that significantly affect the Corporation and the Bank. A number of other statutes and regulations affect the Corporation and the Bank but are not summarized below.

         Bank Holding Company Regulation. The Corporation is registered as a bank holding company under the Holding Company Act and, as such, is subject to supervision and regulation by the Board of Governors of the Federal Reserve
System (the "Federal Reserve"). As a bank holding company, the Corporation is required to furnish to the Federal Reserve regular reports of its operations and additional information and reports. The Corporation is also subject to regular examination by the Federal Reserve.

                                       1

         Under the Holding Company Act, a bank holding company must obtain the prior approval of the Federal Reserve before (1) acquiring direct or indirect ownership or control of any class of voting securities of any bank or bank holding company if, after the acquisition, the bank holding company would directly or indirectly own or control more than 5% of the class; (2) acquiring all or substantially all of the assets of another bank or bank holding company;
or (3) merging or consolidating with another bank holding company.

         Under the Holding Company Act, any company must obtain approval of the
Federal Reserve prior to acquiring control of the Corporation or the Bank. For purposes of the Holding Company Act, "control" is defined as ownership of 25% or more of any class of voting securities of the Corporation or the Bank, the ability to control the election of a majority of the directors, or the exercise of a controlling influence over management or policies of the Corporation or the
Bank.

         The Change in Bank Control Act and the related regulations of the
Federal Reserve require any person or persons acting in concert (except for companies required to make application under the Holding Company Act), to file a written notice with the Federal Reserve before the person or persons acquire control of the Corporation or the Bank. The Change in Bank Control Act defines
"control" as the direct or indirect power to vote 25% or more of any class of voting securities or to direct the management or policies of a bank holding company or an insured bank.

         The Holding Company Act also limits the investments and activities of bank holding companies. In general, a bank holding company is prohibited from acquiring direct or indirect ownership or control of more than 5% of the voting shares of a company that is not a bank or a bank holding company or from engaging directly or indirectly in activities other than those of banking, managing or controlling banks, providing services for its subsidiaries, non-bank activities that are closely related to banking, and other financially related activities. The activities of the Corporation are subject to these legal and regulatory limitations under the Holding Company Act and Federal Reserve regulations.

         In general, bank holding companies that qualify as financial holding companies under federal banking law may engage in an expanded list of non-bank activities. Non-bank and financially related activities of bank holding companies, including companies that become financial holding companies, also may be subject to regulation and oversight by regulators other than the Federal
Reserve.

         The Federal Reserve has the power to order a holding company or its subsidiaries to terminate any activity, or to terminate its ownership or control of any subsidiary, when it has reasonable cause to believe that the continuation of such activity or such ownership or control constitutes a serious risk to the financial safety, soundness, or stability of any bank subsidiary of that holding company.

         The Federal Reserve has adopted guidelines regarding the capital adequacy of bank holding companies, which require bank holding companies to maintain specified minimum ratios of capital to total assets and capital to risk-weighted assets. See "Regulatory Capital Requirements."

         The Federal Reserve has the power to prohibit dividends by bank holding companies if their actions constitute unsafe or unsound practices. The Federal
Reserve has issued a policy statement on the payment of cash dividends by bank holding companies, which expresses the Federal Reserve's view that a bank holding company should pay cash dividends only to the extent that the company's net income for the past year is sufficient to cover both the cash dividends and a rate of earnings retention that is consistent with the company's capital needs, asset quality, and overall financial condition.

         Bank Regulation. The Bank is subject to supervision by the Federal
Deposit Insurance Corporation (`FDIC") and the State of Maryland. Deposits of
the Bank are insured by the FDIC to the legal maximum of $100,000 for each insured depositor. Deposits, reserves, investments, loans, consumer law compliance, issuance of securities, payment of dividends, establishment of branches, mergers and acquisitions, corporate activities, changes in control, electronic funds transfers, responsiveness to community needs, management practices, compensation policies, and other aspects of operations are subject to regulation by the appropriate federal and state supervisory authorities. In addition, the Bank is subject to numerous federal, state and local laws and regulations which set forth specific restrictions and procedural requirements with respect to extensions of credit (including to insiders), credit practices, disclosure of credit terms and discrimination in credit transactions.

         The FDIC regularly examines the operations and condition of the Bank, including, but not limited to, its capital adequacy, reserves, loans, investments, and management practices. These examinations are for the protection of the Bank's depositors and the FDIC's insurance fund. In addition, the Bank is required to furnish quarterly and annual reports to the FDIC. The FDIC's enforcement authority includes the power to remove officers and directors and the authority to issue cease-and-desist orders to prevent a bank from engaging in unsafe or unsound practices or violating laws or regulations governing its business.

         The FDIC has adopted regulations regarding the capital adequacy, which require FDIC supervised banks to maintain specified minimum ratios of capital to total assets and capital to risk-weighted assets. See "Regulatory Capital
Requirements." Regulations limit the amount of dividends that the Bank may pay to the Corporation. See Note 15 "Regulatory Matters" on page 22 of the Audited
Consolidated Financial Statements section of the Corporation's Annual Report to
Shareholders.

                                       2

         The Bank is subject to restrictions under federal law which limit the transfer of funds by the Bank to the Corporation and its non-banking subsidiaries, whether in the form of loans, extensions of credit, investments, asset purchases, or otherwise. Such transfers by the Bank to the Corporation or any of the Corporation 's non-banking subsidiaries are limited in amount to 10%
of the Bank's capital and surplus and, with respect to the Corporation and all such non-banking subsidiaries, to an aggregate of 20% of the Bank's capital and surplus. Furthermore, such loans and extensions of credit are required to be secured in specified amounts.

         The Bank is subject to restrictions imposed by federal law on extensions of credit to, and certain other transactions with, the Corporation and other affiliates, and on investments in their stock or other securities.
These restrictions prevent the Corporation and the Bank's other affiliates from borrowing from the Bank unless the loans are secured by specified collateral, and require those transactions to have terms comparable to terms of arms-length transactions with third persons. In addition, secured loans and other transactions and investments by the Bank are generally limited in amount as to the Corporation and as to any other affiliate to 10% of the Bank's capital and surplus and as to the Corporation and all other affiliates together to an aggregate of 20% of the Bank's capital and surplus. Certain exemptions to these limitations apply to extensions of credit and other transactions between the
Bank and its subsidiaries. These regulations and restrictions may limit the
Corporation's ability to obtain funds from the Bank for its cash needs, including funds for acquisitions and for payment of dividends, interest, and operating expenses.

         Under Federal bank regulations, banks must adopt and maintain written policies that establish appropriate limits and standards for extensions of credit secured by liens or interests in real estate or are made for the purpose of financing permanent improvements to real estate. These policies must establish loan portfolio diversification standards; prudent underwriting standards, including loan-to-value limits, that are clear and measurable; loan administration procedures; and documentation, approval, and reporting requirements. A bank's real estate lending policy must reflect consideration of the Interagency Guidelines for Real Estate Lending Policies (the "Interagency
Guidelines") adopted by the federal bank regulators. The Interagency Guidelines, among other things, call for internal loan-to-value limits for real estate loans that are not in excess of the limits specified in the Guidelines. The
Interagency Guidelines state, however, that it may be appropriate in individual cases to originate or purchase loans with loan-to-value ratios in excess of the supervisory loan-to-value limits.

         The FDIC has established a risk-based deposit insurance premium assessment system for insured depository institutions. Under the system, the assessment rate for an insured depository institution depends on the assessment risk classification assigned to the institution by the FDIC, based upon the institution's capital level and supervisory evaluations. Institutions are assigned to one of three capital groups -- well-capitalized, adequately capitalized, or undercapitalized -- based on the data reported to regulators.
Well-capitalized institutions are institutions satisfying the following capital ratio standards: (i) total risk-based capital ratio of 10% or greater; (ii) Tier
1 risk-based capital ratio of 6% or greater; and (iii) Tier 1 leverage ratio of
5% or greater. Adequately capitalized institutions are institutions that do not meet the standards for well-capitalized institutions but that satisfy the following capital ratio standards: (i) total risk-based capital ratio of 8% or greater; (ii) Tier 1 risk-based capital ratio of 4% or greater; and (iii) Tier 1 leverage ratio of 4% or greater. Institutions that do not qualify as either well-capitalized or adequately capitalized are deemed to be undercapitalized.
Within each capital group, institutions are assigned to one of three subgroups on the basis of supervisory evaluations by the institution's primary supervisory authority and such other information as the FDIC determines to be relevant to the institution's financial condition and the risk it poses to the deposit insurance fund. Subgroup A consists of financially sound institutions with only a few minor weaknesses. Subgroup B consists of institutions with demonstrated weaknesses that, if not corrected, could result in significant deterioration of the institution and increased risk of loss to the deposit insurance fund.
Subgroup C consists of institutions that pose a substantial probability of loss to the deposit insurance fund unless effective corrective action is taken.
Deposit insurance rates may be increased during 2006 or later years.

         Regulatory Capital Requirements. The Federal bank regulators have established guidelines for maintenance of appropriate levels of capital by bank holding companies and banks. The regulations impose two sets of capital adequacy requirements: minimum leverage rules, which require bank holding companies and banks to maintain a specified minimum ratio of capital to total assets, and risk-based capital rules, which require the maintenance of specified minimum ratios of capital to "risk-weighted" assets.

         The regulations require bank holding companies and banks to maintain a minimum leverage ratio of "Tier 1 capital" (as defined in the risk-based capital guidelines discussed in the following paragraphs) to total assets of 3.0%. The capital regulations state, however, that only the strongest bank holding companies and banks, with composite examination ratings of 1 under the rating system used by the federal bank regulators, would be permitted to operate at or near this minimum level of capital. All other bank holding companies and banks are expected to maintain a leverage ratio of at least 1% to 2% above the minimum ratio, depending on the assessment of an individual organization's capital adequacy by its primary regulator. A bank or bank holding company experiencing or anticipating significant growth is expected to maintain capital well above the minimum levels. In addition, the bank regulators have indicated that they also may consider the level of an organization's ratio of tangible Tier 1 capital (after deducting all intangibles) to total assets in making an overall assessment of capital.

                                       3

         The risk-based capital rules require bank holding companies and member banks to maintain minimum regulatory capital levels based upon a weighting of their assets and off-balance sheet obligations according to risk. The risk-based capital rules have two basic components: a core capital (Tier 1) requirement and a supplementary capital (Tier 2) requirement. Core capital consists primarily of common stockholders' equity, certain perpetual preferred stock (noncumulative perpetual preferred stock with respect to banks), and minority interests in the equity accounts of consolidated subsidiaries; less all intangible assets, except for certain mortgage servicing rights and purchased credit card relationships.
Supplementary capital elements include, subject to certain limitations, the allowance for losses on loans and leases; perpetual preferred stock that does not qualify as Tier 1 capital; long-term preferred stock with an original maturity of at least 20 years from issuance; hybrid capital instruments, including perpetual debt and mandatory convertible securities; subordinated debt, intermediate-term preferred stock, and up to 45% of pre-tax net unrealized gains on available-for-sale equity securities.

            In 2003, the Corporation, through its subsidiary, Harbor Bankshares
Corporation Capital Trust, issued $7.2 million in trust preferred securities in a private placement. These securities are shown as junior subordinated debentures on the Consolidated Balance Sheets of the Corporation. These trust preferred securities issued are believed to meet the Federal Reserve's regulatory criteria for Tier 1 capital, subject to Federal Reserve guidelines that limit the amount of trust preferred securities (and any cumulative perpetual preferred stock) that may be included in Tier 1 capital to an aggregate of 25% of Tier 1 capital. Any excess may be included as supplementary capital. See Note 12 "Junior Subordinated Debentures" on page 20 of the Audited
Consolidated Financial Statements section of the Corporation's Annual Report to
Shareholders.

         The risk-based capital regulations assign balance sheet assets and credit equivalent amounts of off-balance sheet obligations to one of four broad risk categories based principally on the degree of credit risk associated with the obligor. The assets and off-balance sheet items in the four risk categories are weighted at 0%, 20%, 50% and 100%. These computations result in the total risk-weighted assets.

         The risk-based capital regulations require all commercial banks and bank holding companies to maintain a minimum ratio of total capital to total risk-weighted assets of 8%, with at least 4% as core capital. For the purpose of calculating these ratios: (i) supplementary capital is limited to no more than
100% of core capital; and (ii) the aggregate amount of certain types of supplementary capital is limited. In addition, the risk-based capital regulations limit the allowance for credit losses that may be included in capital to 1.25% of total risk-weighted assets.

         The federal bank regulatory agencies have established a joint policy regarding the evaluation of commercial banks' capital adequacy for interest rate risk. Under the policy, the Federal Reserve's assessment of a bank's capital adequacy includes an assessment of the bank's exposure to adverse changes in interest rates. The Federal Reserve has determined to rely on its examination process for such evaluations rather than on standardized measurement systems or formulas. The Federal Reserve may require banks that are found to have a high level of interest rate risk exposure or weak interest rate risk management systems to take corrective actions. Management believes its interest rate risk management systems and its capital relative to its interest rate risk are adequate.

         Federal banking regulations also require banks with significant trading assets or liabilities to maintain supplemental risk-based capital based upon their levels of market risk. The Bank did not have significant levels of trading assets or liabilities during 2004, and was not required to maintain such supplemental capital.

         Well-capitalized institutions are not subject to limitations on brokered deposits, while an adequately capitalized institution is able to accept, renew, or rollover brokered deposits only with a waiver from the FDIC and subject to certain restrictions on the yield paid on such deposits.
Undercapitalized institutions are not permitted to accept brokered deposits.

         The Federal bank regulators have established regulations that classify banks by capital levels and provide for the Federal Reserve to take various
"prompt corrective actions" to resolve the problems of any bank that fails to satisfy the capital standards. Under these regulations, a well-capitalized bank is one that is not subject to any regulatory order or directive to meet any specific capital level and that has a total risk-based capital ratio of 10% or more, a Tier 1 risk-based capital ratio of 6% or more, and a leverage ratio of
5% or more. An adequately capitalized bank is one that does not qualify as well-capitalized but meets or exceeds the following capital requirements: a total risk-based capital ratio of 8%, a Tier 1 risk-based capital ratio of 4%, and a leverage ratio of either (i) 4% or (ii) 3% if the bank has the highest composite examination rating. A bank that does not meet these standards is categorized as undercapitalized, significantly undercapitalized, or critically undercapitalized, depending on its capital levels. A bank that falls within any of the three undercapitalized categories established by the prompt corrective action regulation is subject to severe regulatory sanctions. As of December 31,
2005, the Bank was well-capitalized as defined in the regulations.

                                        4

         For information regarding the Corporation's and the Bank's compliance with their respective regulatory capital requirements, see note 16 "Regulatory
Matters" on page 22 of the Audited Consolidated Financial Statements section of the Corporation's Annual Report to Shareholders.

Community Reinvestment

         Under the Community Reinvestment Act ("CRA"), a financial institution has a continuing and affirmative obligation to help meet the credit needs of its entire community, including low- and moderate-income neighborhoods. The CRA does not establish specific lending requirements or programs for financial institutions, or limit an institution's discretion to develop the types of products and services that it believes are best suited to its particular community. However, institutions are rated on their performance in meeting the needs of their communities. Performance is tested in three areas: (a) lending, to evaluate the institution's record of making loans in its assessment areas;
(b) investment, to evaluate the institution's record of investing in community development projects, affordable housing, and programs benefiting low or moderate income individuals and business; and (c) service, to evaluate the institution's delivery of services through its branches, ATMs and other offices.
The CRA requires each federal banking agency, in connection with its examination of a financial institution, to assess and assign one of four ratings to the institution's record of meeting the credit needs of its community and to take such record into account in its evaluation of certain applications by the institution, including applications for charters, branches and other deposit facilities, relocations, mergers, consolidations, acquisitions of assets or assumptions of liabilities, and savings and loan holding company acquisitions.
The CRA also requires that all institutions make public disclosure of their CRA ratings. The Bank was assigned an "outstanding" rating as a result of its last
CRA examination.

Bank Secrecy Act

Under the Bank Secrecy Act ("BSA"), a financial institution is required to have systems in place to detect certain transactions, based on the size and nature of the transaction. Financial institutions are generally required to report cash transactions involving more than $10,000 to the United States Treasury. In addition, financial institutions are required to file suspicious activity reports for transactions that involve more than $5,000 and which the financial institution knows, suspects, or has reason to suspect involves illegal funds, is designed to evade the requirements of the BSA, or has no lawful purpose. The
Uniting and Strengthening America by Providing Appropriate Tools Required to
Intercept and Obstruct Terrorism Act, commonly referred to as the "USA Patriot
Act" or the "Patriot Act", enacted in response to the September 11, 2001, terrorist attacks, enacted prohibitions against specified financial transactions and account relationships, as well as enhanced due diligence standards intended to prevent the use of the United States financial system for money laundering and terrorist financing activities. The Patriot Act requires banks and other depository institutions, brokers, dealers and certain other businesses involved in the transfer of money to establish anti-money laundering programs, including employee training and independent audit requirements meeting minimum standards specified by the act, to follow standards for customer identification and maintenance of customer identification records, and to compare customer lists against lists of suspected terrorists, terrorist organizations and money launderers. The Patriot Act also requires federal bank regulators to evaluate the effectiveness of an applicant in combating money laundering in determining whether to approve a proposed bank acquisition... On May 18, 2005, the Bank executed a memorandum of understanding with the FDIC and the Maryland
Commissioner of Financial Regulation, in which it agreed to take certain steps to improve its Bank Secrecy Act and anti-money laundering compliance programs, including independent testing of compliance. Management believes that the Bank is fully in compliance with the terms of the memorandum.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") established a broad range of corporate governance and accounting measures intended to increase corporate responsibility and protect investors by improving the accuracy and reliability of disclosures under federal securities laws. The Corporation is subject to
Sarbanes-Oxley because it is required to file periodic reports with the SEC under the Securities and Exchange Act of 1934. Among other things,
Sarbanes-Oxley, its implementing regulations have established new membership requirements and additional responsibilities for the Corporation's audit committee, imposed restrictions on the relationship between the Corporation and its outside auditors (including restrictions on the types of non-audit services our auditors may provide to us), imposed additional financial statement certification responsibilities for the Company's chief executive officer and chief financial officer, expanded the disclosure requirements for corporate insiders, and require management to evaluate the Corporation's disclosure controls and procedures and report material changes in the Corporation's internal control over financial reporting. Under current regulations, in future periods, Sarbanes-Oxley will require the management to evaluate the
Corporation's internal control over financial reporting and will require
Corporation's auditors to issue a report on the Corporation's internal control over financial reporting.

                                       5

Other Laws and Regulations

Some of the aspects of the lending and deposit business of the Bank that are subject to regulation by the FDIC include reserve requirements and disclosure requirements in connection with personal and mortgage loans and deposit accounts. In addition, the Bank is subject to numerous federal and state laws and regulations that include specific restrictions and procedural requirements with respect to the establishment of branches, investments, interest rates on loans, credit practices, the disclosure of credit terms, and discrimination in credit transactions.

Enforcement Actions
Federal statutes and regulations provide financial institution regulatory agencies with great flexibility to undertake an enforcement action against an institution that fails to comply with regulatory requirements. Possible enforcement actions range from the imposition of a capital plan and capital directive to civil money penalties, cease and desist orders, receivership, conservatorship, or the termination of deposit insurance.

Governmental Monetary Policies and Economic Controls

         The earnings and growth of the banking industry and ultimately of The
Harbor Bank of Maryland, Harbor Bankshares Corporation's sole subsidiary, are affected by the credit policies of monetary authorities including the Federal
Reserve System. An important function of the Federal Reserve System is to regulate the national supply of bank credit in order to control recessionary and inflationary pressures. Among the instruments of monetary policy used by the
Federal Reserve to implement these objectives are open market operations in U.S.
Government securities, changes in the discount rate of member bank borrowings, and changes in reserve requirements against member bank deposits. These means are used in varying combinations to influence overall growth of bank loans and investments and deposits, and may also affect interest rates charged on loans or paid for deposits. The monetary policies of the Federal Reserve authorities have had a significant effect on the operating results of commercial banks in the past and are expected to continue to have such an effect in the future.

         In view of changing conditions in the national economy and in the money markets, as well as the effect of actions by monetary and fiscal authorities, including the Federal Reserve System, no prediction can be made as to possible future changes in interest rates, deposit levels, and loan demand, or their effect on the business and earnings of the Corporation and its subsidiary.

                                       6

Employees

         At December 31, 2005, Harbor Bankshares Corporation and its
subsidiaries employed 77 individuals, of which 27 were officers and 50 were full-time employees.

Executive Officers

         Information concerning executive officers of the Corporation is listed below:

                                       Age         Position

         Joseph Haskins, Jr.           58          Chairman, President and Chief Executive Officer of
                                                   the Bank and Corporation

         John Paterakis                77          Chairman of the Executive Committee of the
                                                   Corporation and the Bank

         Teodoro J. Hernandez          60          Treasurer of the Corporation and Senior Vice
                                                   President and Cashier of the Bank

         Each of the executive officer has been employed in his current capacity for more than five years.

                                       7

Tabular Information

         The information in this description of business should be read in conjunction with the information provided in the Management's Discussion and
Analysis of Financial Condition and Operations, which is incorporated herein from the Annual Report...

                 Consolidated Five-Years Selected Financial Data
                      (In thousands, except per share data)

                                                                   Year ended December 31,
                                                       2005          2004          2003           2002           2001
                                                       ----          ----          ----           ----           ----
OPERATING DATA
Interest Income                                     $15,014       $12,648       $11,886        $11,647        $13,609
Interest Expense                                      3,787         2,283         2,411          3,402          5,973
                                                    -------       -------       -------        -------        -------
Net Interest Income                                  11,227        10,365         9,475          8,245          7,636
Provision for Loan Losses                               410           360           755            340            400
Non-Interest Income                                   1,771         1,514         2,506          2,220          2,329
Non-Interest Expenses                                 9,638         9,295         8,610          8,575          8,526
                                                    -------       -------       -------        -------        -------
Income Before Taxes                                   2,950         2,224         2,616          1,550          1,039
Income Taxes                                          1,067           762           831            473            309
                                                    -------       -------       -------        -------        -------
Net Income                                          $ 1,883       $ 1,462       $ 1,785        $ 1,077        $   730
                                                    =======       =======       =======        =======        =======

PER SHARE DATA
Net Income - Basic                                    $2.73         $2.07         $2.46          $1.47          $1.02
Net Income - Diluted                                   2.55          1.93          2.36           1.43           0.99
Cash and Stock Dividends                               0.40          0.35          0.25           0.25             --
Book Value                                           $24.73        $23.04        $21.69         $19.23         $16.72

BALANCE SHEET DATA
Total Assets                                       $256,636      $235,464      $219,547       $210,234       $186,586
Deposits                                            229,845       210,224       195,901        193,294        171,531
Total Net Loans                                     188,936       172,205       149,729        120,523        105,847
Total Stockholder's Equity                           16,954        16,240        15,274         14,149         12,241
Return on Average Assets                              0.78%         0.63%         0.84%          0.54%          0.37%
Return on Average Equity                             11.57%         9.33%        12.23%          8.20%          6.20%
Tier 1 Regulatory Capital to Average Assets           7.31%         7.36%         7.46%          5.20%          5.40%
Average Equity to Average Assets                      6.74%         7.27%         6.48%          5.24%          4.77%
Dividend Paid to
Diluted Net Income                                   15.69%        18.13%        10.59%         17.48%             --

                                       8

                Average Balances, Yields/Rates and Income/Expense

Years ended December 31,                            2005                            2004                             2003
                                        Average  Yields/   Income      Average   Yields/     Income     Average   Yields/    Income
                                       Balances    Rates   Expense    Balances     Rates    Expense    Balances     Rates   Expense
                                       --------    -----   -------    --------     -----    -------    --------     -----   -------
ASSETS
U. S. Treasury Securities             $     --       --%   $    --    $    836      3.11%   $    26     $ 3,048      2.79%  $    85
U.S. Government Agencies                27,230     3.11        848      35,824      3.08      1,104      39,878      3.39     1,354
Interest-Bearing Deposits
  with Other Banks                         562     3.20         18       1,510      2.91         44       2,100      3.24        68
FHLB Stock and Other
  Securities                               507     4.14         21         550      3.82         21       1,051      3.61        38
Federal Funds Sold                       6,440     3.35        216       7,776      1.21         94       9,397      1.03        97
                                      --------             -------    --------              -------     -------             -------
                                        34,739     3.18%     1,103      46,496      2.77%     1,289      55,474      2.96%    1,642
                                      --------             -------    --------              -------     -------             -------
Loans
Commercial Loans                        75,390     8.70      6,556      64,090      7.37      4,725      44,887      7.03     3,156
Real Estate Loans                      102,932     6.67      6,863      91,544      6.68      6,113      85,226      7.16     6,102
Consumer Loans                           6,052     8.11        491       8,032      6.49        521      10,263      9.61       986
                                      --------             -------    --------              -------    --------             -------
Loans Net of Unearned Income           184,374     7.54     13,910     163,666      6.94     11,359     140,376      7.30    10,244
                                                           -------    --------              -------    --------             -------
Total Earning Assets                   219,113     6.85%   $15,013     210,162      6.02%   $12,648     195,850      6.07%  $11,886
                                                           =======                          =======                         =======
Allowance for Possible Losses           (2,059)                         (1,543)                          (1,488)
Other Assets                            24,183                          23,461                           18,909
                                      --------                        --------                         --------
         TOTAL ASSETS                 $241,237                        $232,080                         $213,271
                                      ========                        ========                         ========

LIABILITIES AND STOCKHOLDERS'
EQUITY
Non-Interest Bearing Deposits         $ 47,933       --%  $     --    $ 40,646        --%   $    --    $ 31,641        --%  $    --

Interest-Bearing Transaction
  Accounts                              26,020      .22         57      24,370       .18         43      23,515       .16        38
Savings                                 81,048     1.74      1,409      85,059       .79        670      84,715       .82       696
Time - $100,000 or more                 28,268     2.35        664      22,627      2.02        456      25,172      2.63       662
Other Time                              32,208     3.70      1,192      34,968      2.24        782      29,831      2.81       840
                                      --------             -------    --------              -------    --------             -------
Savings and Time Deposits              167,544     1.98%     3,322     167,024      1.17%     1,951     163,233      1.37%    2,236
                                      --------                        --------                         --------
         TOTAL Deposits                215,477                         207,670                          194,874
              Junior Subordinated
                Debentures               7,217     6.15%       444       7,217      4.41%       318       1,611      4.40%       71
Other Borrowed Money                       611     3.44         21         720      1.94         14          --        --        --
Notes payable                               --       --         --          --        --         --       1,310      7.00       104
Other Liabilities                        1,661                             795                              871
                                      --------                        --------                         --------
         TOTAL Liabilities             224,966     2.15%   $ 3,787     216,402      1.30%   $ 2,283     198,666      1.45%  $ 2,411
                                                           =======                          =======                         =======
STOCKHOLDERS' EQUITY                    16,271                          15,678                           14,605
                                      --------                        --------                         --------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                $241,237                        $232,080                         $213,271
                                      ========                        ========                         ========

Net Yield on Interest
  Earning Assets                                   4.70%                            4.72%                            4.62%
Benefit of Non-Interest
  Bearing Funds                                     .45%                             .25%                             .22%
Net Interest Margin                                5.15%                            4.97%                            4.84%

Nonaccrual loans are included in the
appropriate loan categories, above.

                                       9

                           Interest Variance Analysis
                             (dollars in thousands)

                                                             2005 Compared to 2004                   2004 Compared to 2003
                                                          Increase (Decrease) Due to:             Increase (Decrease) Due to:
                                                      ---------------------------------         ---------------------------------
                                                      Volume          Rate          Net         Volume         Rate           Net
                                                      ------          ----          ---         ------         ----           ---
         INTEREST INCOME

              Loans                                   $ 1,437       $ 1,114       $ 2,551       $ 1,700       $  (585)      $ 1,115

      Investment Securities                              (266)          (16)         (282)         (227)          (99)         (326)

       Federal Funds Sold                                 (16)          138           122           (17)           14            (3)

Other Interest Bearing Assets (1)                         (25)           --           (25)          (21)           (3)          (24)
                                                      -------       -------       -------       -------       -------       -------

      TOTAL Interest Income                           $ 1,130       $ 1,236       $ 2,366       $ 1,435       $  (673)      $   762
                                                      =======       =======       =======       =======       =======       =======

        INTEREST EXPENSE

  Interest-Bearing Transaction
            Accounts                                  $     3       $    11       $    14       $     1       $     4       $     5

             Savings                                      (32)          771           739             3           (29)          (26)

     Time - $100,000 or more                              114            94           208           (67)         (139)         (206)

           Other Time                                     (62)          472           410           144          (202)          (58)

      Other Borrowed Money                                 (2)            9             7            14            --            14

     Subordinate Debentures                                --           126           126           246             2           248

          Notes Payable                                    --            --            --          (104)           --          (104)
                                                      -------       -------       -------       -------       -------       -------

     TOTAL Interest Expense                           $    21       $ 1,483       $ 1,504       $   237       $  (364)      $  (127)
                                                      =======       =======       =======       =======       =======       =======

       NET INTEREST INCOME                            $ 1,108       $  (247)      $   862       $ 1,198       $  (309)      $   889
                                                      =======       =======       =======       =======       =======       =======

Note:  Loan fees, which were included in interest income, were $981 in 2005,
       $1,024 in 2004, and $814 in 2003. A change in Rate/Volume has been allocated to the change in rate.

(1) Certificates of Deposit with other financial institutions.

Maturity Distribution of Investment Securities (dollars in thousands)
----------------------------------------------

                                                                       U.S Treasuries   U.S Agencies   Other Securities      TOTAL
                                                                       --------------   ------------   ----------------      -----
Maturing Within One Year                                                  $    --          $ 2,438          $    --          $ 2,438
Maturing After One But Within Five Years                                       --           23,544               --           23,544
Maturing After Five But Within Ten Years                                       --               --               --               --
Maturing After Ten Years                                                       --              135               30              165
                                                                          -------          -------          -------          -------
TOTAL                                                                     $    --          $26,117          $    30          $26,147
                                                                          =======          =======          =======          =======

                                       10

Weighted Average Interest Rates of Investment Securities at December 31, 2005
-----------------------------------------------------------------------------

                                                                                  U.S  Government          Other
                                                                 U.S Treasuries          Agencies     Securities               TOTAL
                                                                 --------------          --------     ----------               -----
Maturing Within One Year                                                    --%             2.22%             --%             2.22%
Maturing After One But Within Five Years                                    --%             3.07%             --%             3.07%
Maturing After Five But Within Ten Years                                    --%               --%             --%               --%
Maturing After Ten Years                                                    --%             5.15%           7.25%             6.20%
 TOTAL                                                                      --%             3.48%           7.25%             3.83%

Amortized cost and the fair value of Investment Securities at 2005 , 2004 and 2003 (dollars in thousands)
-------------------------------

                                                                     2005                     2004                      2003
                                                            --------------------      --------------------      --------------------
                                                            Amortized    Fair         Amortized    Fair         Amortized    Fair
                                                            Cost         Value        Cost         Value        Cost         Value
                                                            ----         -----        ----         -----        ----         -----
U.S. Treasuries, Government Agencies
and Mortgage Backed Securities                              $26,979      $26,117      $28,988      $28,606      $37,258      $37,369
Other Securities                                                 30           30           36           36          548          549
                                                            -------      -------      -------      -------      -------      -------
TOTAL                                                       $27,009      $26,147      $29,024      $28,642      $37,806      $37,918
                                                            =======      =======      =======      =======      =======      =======

                                       11

Loan Distribution

Five-Year Loan Distribution at December 31, 2005 (dollars in thousands)

                                                 2005               2004              2003               2002              2001
                                                 ----               ----              ----               ----              ----
Commercial Loans                             $ 82,845           $ 72,414          $ 55,184           $ 30,964          $ 23,126
Real Estate Loans                             102,404             94,204            87,228             78,856            71,962
Consumer Loans                                  5,746              7,198             8,806             11,751            11,718
                                    ------------------------------------------------------- ------------------------------------
TOTAL                                        $190,995           $173,816          $151,218           $121,571          $106,806
                                    ======================================================= ====================================

Five-Year Loan Distribution at December 31 (expressed as percentages)

                                                 2005               2004              2003               2002              2001
                                                 ----               ----              ----               ----              ----
Commercial Loans                               43.37%             38.87%            36.49%             25.47%            21.65%
Real Estate Loans                              53.62%             56.90%            57.69%             64.86%            67.38%
Consumer Loans                                  3.01%              4.23%             5.82%              9.67%            10.97%
                                    ------------------------------------------------------- ------------------------------------
TOTAL                                         100.00%            100.00%           100.00%            100.00%           100.00%
                                    ======================================================= ====================================

Maturity and Repricing of Loans at December 31, 2005 (dollars in thousands)
---------------------------------------------------------------------------

                                                  Commercial             Real Estate            Consumer
                                                  Loans                  Loans                  Loans                   TOTAL
                                                  -----                  -----                  -----                   -----
Within One Year                                         $44,970                $23,325                 $1,043           $69,338
After One Year But Within Five Years                     37,131                 22,516                  3,068           $62,715
After Five Years                                            744                 56,563                  1,635           $58,942
                                                  -------------          -------------          -------------      ------------
TOTAL                                                   $82,845               $102,404                 $5,746          $190,995
                                                  =============          =============          =============      ============

Loans Classified by Sensitivity to Changes in Interest Rates
(dollars in thousands)
----------------------

                                                                                        Adjustable
                                                           Fixed Rate                 Interest Rate
                                                                Loans                          Loans                   TOTAL
                                                                -----                          -----                   -----
Within One Year                                               $18,221                        $51,742                 $69,963
After One Year But Within Five Years                           62,719                             --                 $62,719
After Five Years                                               58,313                             --                 $58,313
                                                    ------------------            -------------------           -------------
TOTAL                                                        $139,253                        $51,742                $190,995
                                                    ==================            ===================           =============

The total amount of Real Estate Construction and Mortgage loans due after one year included above are $2,600 and $2,441 respectively.

Asset Quality

           One of the Corporation's main objectives has been and continues to be the achievement of a high level of asset quality. We maintain a large portion of loans secured by residential one-to four- family properties and commercial properties. As of December 31, 2005, those loans totaled $89 million or 46.35 percent of total outstanding loans. We set sound credit standards for new loan originations, and follow careful loan administration procedures. We strengthened our focus on credit risk by having independent reviews of all major credits with detailed reports to management.

         Delinquent Loans and Foreclosed Assets: The Corporation policies require that management continuously monitor the status of the loan portfolio and report to the Board of Directors on a monthly basis. These reports include information on delinquent loans and foreclosed real estate, and actions and plans to cure the delinquent status of the loans and to dispose of the foreclosed properties.

                                       12

Interest on Non-accrual Loans. (dollars in thousands)
-----------------------------------------------------

                                                                                   2005            2004
                                                                                   ----            ----
      Interest Income that Would Have Been Recorded Under Original Terms        $     27         $    52
                                                                               ---------         -------
      Interest Income Recorded during the Period                                $     --         $    --
                                                                               ---------         -------

      It is the policy of the Corporation to place a loan on non-accrual status whenever there is substantial doubt about the ability of a borrower to pay principal or interest on any outstanding credit. Management considers such factors as payment history, the nature of the collateral securing the loan, and the overall economic situation of the borrower when making a non-accrual decision. Non-accrual loans are closely monitored by management. A non-accruing loan is restored to accrual status when principal and interest payments have been brought current or it becomes well-secured or is in the process of collection and the prospects of future contractual payments are no longer in doubt.

      We generally stop accruing income when interest or principal payments are
90 days in arrears. We may stop accruing income on such loans earlier than 90 days when we consider the timely collectibility of interest or principal payment to be doubtful.

      When we designate non-accrual loans, we reverse all outstanding interest that we had previously credited. If we receive a payment on a non-accrual loan, we may recognize a portion of that payment as interest income if we determine that the ultimate collectibility of principal is no longer in doubt. However, such loans may remain in non-accrual status.

Impaired Loans

      At December 31, 2005, the Corporation had $576 thousand of impaired loans for which the borrowers were experiencing financial difficulties. Those loans are subject to constant management attention and their classification is reviewed monthly. Impaired loans are individually assessed to determine whether the carrying value exceeds the fair value of the collateral.

Foreclosed Real Estate

      Foreclosed real estate consists of property we have acquired through foreclosed or deed in lieu of foreclosure. Foreclosed real estate properties are initially recorded at the lower of the recorded investment in the loan or fair value. At December 31, 2005 and 2004 we had no foreclosed real estate.

Potential Nonperforming Loans

         Those performing loans considered potential nonperforming loans, loans which are not included in the past due, nonaccrual or restructured categories, but for which known information about possible credit problems cause management to be uncertain as to the ability of the borrowers to comply with the present loan repayment terms over the next six months, amounted to approximately $7,149 thousand at December 31, 2005, compared to $3,716 thousand at December 31, 2004, and $3,502 thousand at December 31, 2003. These loans are subject to continuing management attention and are considered by management in determining the level of the allowance for loan losses.

                                       13

Allowance for Loan Losses

         The Corporation's allowance for loan loss methodology is a loan classification-based system, based on the required allowance on a percentage of the loan balance for each type of loan and classification level. Allowance percentages are 3.0% and 5.0% for watch loans, 10.0% for special mention, 15.0%
and 20.0% for substandard and 50.0% for doubtful loans. Allowance percentages are based on each individual lending program, its loss history and underwriting characteristics such as: loan to value, credit score, debt coverage, collateral, and capacity to service debt. This analysis is used to validate the loan loss allowance matrix as well as to assist in establishing overall lending direction.

While management considers the Corporation's allowance for loan losses to be adequate based on information currently available, future adjustments to the allowance may be necessary due to changes in economic conditions, management's assumptions as to future delinquencies or loss rates, and management's intent with regard to asset disposition options. In addition, the Corporation's allowance for loan losses is periodically reviewed by the bank regulatory agencies and an independent external loan review as an integral part of their examination process. Based on their reviews, the agencies may require the
Corporation to adjust the allowance.

                                       14

                            Allowance for Loan Losses
                             (dollars in thousands)

Year ended December 31,                             2005          2004         2003         2002        2001
                                                    ----          ----         ----         ----        ----

Balance at Beginning of Period                   $   1,612     $   1,488    $   1,049    $     959    $     732

Loans Charged Off:
      Commercial Loans                                  --           108           71          109           65
      Real Estate Loans                                 --            10           11           26           70
      Consumer Loans                                    91           295          341          178          111
                                                 ---------     ---------    ---------    ---------    ---------
      TOTAL Loans Charged Off                           91           413          423          313          246
                                                 ---------     ---------    ---------    ---------    ---------

Recoveries of Loans:
      Commercial Loans                                  45            13           22           42           39
      Real Estate Loans                                 --             1           22           11           22
      Consumer Loans                                    83           163           63           10           12
                                                               ---------    ---------    ---------    ---------
      TOTAL Loans Recovered                            128           177          107           63           73
                                                 ---------     ---------    ---------    ---------    ---------
Net Loans Charged Off (Recovered)                      (37)          236          316          250          173
                                                 ---------     ---------    ---------    ---------    ---------

Provisions Charged to Operations                       410           360          755          340          400
                                                 ---------     ---------    ---------    ---------    ---------

Balance at End of Period                         $   2,059     $   1,612    $   1,488    $   1,049    $     959
                                                 =========     =========    =========    =========    =========

Daily Average Amount of Loans                    $ 184,374     $ 163,656    $ 140,376    $ 110,293    $ 105,067
                                                 =========     =========    =========    =========    =========

Allowance for Possible Loan Losses to
Loans Outstanding                                     1.08%         .93%         .98%         .86%          .90%
                                                 =========     =========    =========    =========    =========

Net Charge Offs (Recoveries) to Average
Loans Outstanding                                     (.02%)        .14%         .22%         .22%          .16%
                                                 =========     =========    =========    =========    =========

      A breakdown of the Allowance is provided in the table below; however, management does not believe that the Allowance can be segregated y category with precision. The breakdown of the Allowance is based primarily on hose factors discussed previously in evaluating the Allowance as a whole. Since all of those factors are subject to change, the breakdown is not necessarily indicative of the category of actual or realized credit losses. The following table presents the allocation of the Allowance among the various loan categories at December
31:

                     Allocation of Allowance for Loan Losses
                             (dollars in thousands)

As of December 31,           2005%        2004%        2003%       2002%       2001%
                             ----     -        ----     -        ----     -       ----    -       ----    -

Commercial Loans             $573   45.1%              44.7%     $825    36.9%    $555   25.4%    $557   21.7%
                                               $406
Real Estate Loans             702   52.8        746    54.1       151    57.3      138   64.9      110   67.4
Consumer Loans                 65    2.2         83     3.7        35     5.2       76    8.9       80    9.9
Credit Cards                   38     .4         41      .5        47      .6       46     .8       55    1.0
Unallocated                   681     --        336      --       430      --      234     --      157     --
                          -------   ----    -------    ----   -------    ----   ------   ----    -----   ----
TOTAL Allowance for
Loan Losses               $ 2,059    100%   $ 1,612     100%  $ 1,488     100%  $1,049    100%   $ 959    100%
                          =======   ====    =======    ====   =======    ====   ======   ====    =====   ====

                                       15

Maturities of Time Certificates of Deposit of $100,000 or More Outstanding at
December 31, 2005 and 2004 (dollars in thousands)

                                            2005                   2004
                                            ----                   ----
              Three months or less        $7,145                 $5,804
              Three to six months          2,111                  2,746
              Six to twelve months        13,315                  8,187
              Over twelve months          10,239                  8,662
                                         --------            -----------
              TOTAL                      $32,810                $25,399
                                         ========            ===========

Long And Short Term Borrowings

Junior Subordinated Debt Security

      On October 9, 2003, Harbor Bankshares Corporation issued a Floating Rate
Junior Subordinated Debt Securities due 2033 in the amount of $7.2 million. The
Debt Security was issued by the Corporation pursuant to an Indenture, dated as of October 9, 2003, between the Corporation and Wilmington Trust Company. The
Capital Securities were issued by Harbor Bankshares Corporation Capital Trust pursuant to a Purchase Agreement dated September 18, 2003, among the
Corporation, the Trust and Citigroup Global Markets Inc. Upon receipt of the funds, the corporation paid off its long-term debt to the National Community
Investment Fund ("NCIF") in the amount of $1.8 million and placed the remaining funds in its subsidiary, The Harbor Bank of Maryland, increasing the Bank's Tier
One capital. This capital infusion increased the Bank's lending limit and allowed for future growth.

                                       16

Borrowings for the Years Ended December 31, 2005 and 2004
(dollars in thousands)

                                                               2005      2004
                                                               ----      ----
         Amount outstanding at period-end:
         Subordinated Debt Securities                         7,217     7,217

         Average outstanding:
         Subordinated Debt Securities                         7,217     7,217

         Weighted average interest rate during the period:
         Subordinated Debt Securities                         6.15%     4.41%

Off-Balance Sheet Arrangements

         Standby letters of credit are conditional commitments issued by the
Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank holds collateral supporting those commitments for which collateral is deemed necessary. The
Harbor Bank of Maryland has not been required to perform on any financial guarantees and has not incurred any losses on its commitments. The issuance of letters of credit is not a significant activity of the Bank.

         Commitments to extend credit are agreements to lend funds to customers as long as there are no violations of any condition established in the loan contracts. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The
Bank evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if it is deemed necessary by the Bank upon extension of credit, is based on credit evaluation by management. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment as well as income producing properties. We believe that we have adequate resources to fund all loan commitments.

         The Bank has entered into leases for some of its branches, most of which contain renewal options.

         For additional information regarding off-balance sheet arrangements, please see Notes 7 and 17 to the Consolidated Financial Statements and the
discussion of the Debt Security in "Long and Short Term Borrowings," above.

Critical Accounting Policies

           The Corporation's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States and follow general practices within the industries in which it operates.
Application of these principles requires management to make estimates, assumptions and judgments that affect the amounts reported in the financial statements and accompanying notes. These estimates, assumptions and judgments are based on information available as of the date of the financial statements;
accordingly, as this information changes, the financial statements could reflect different estimates, assumptions and judgments. Certain policies inherently have a greater reliance on the use of estimates, assumptions and judgments and as such have a greater possibility of producing results that could be materially different than originally reported. Estimates, assumptions and judgments are necessary when assets and liabilities are required to be recorded at fair value, when a decline in the value of an asset not carried on the financial statements at fair value warrants an impairment write-down or valuation reserve to be established, or when an asset or liability needs to be recorded contingent upon a future event. Carrying assets and liabilities at fair value inherently results in more financial statement volatility. The fair values and the information used to record valuation adjustments for certain assets and liabilities are based either on quoted market prices or are provided by other third-party sources, when available.

                                       17

        The most significant accounting policies followed by the Corporation are presented in Note 2 to the consolidated financial statements. These policies, along with the disclosures presented in the other financial statement notes and in this discussion, provide information on how significant assets and liabilities are valued in the financial statements and how those values are determined. Based on the valuation techniques used and the sensitivity of financial statement amounts to the methods, assumptions and estimates underlying those amounts, management has identified the determination of the allowance for loan losses as the accounting area that requires the most subjective or complex judgments, and as such could be most subject to revision as new information becomes available.

        The Corporation believes it has developed appropriate policies and procedures for assessing the adequacy of the allowance for loan losses, recognizing that this process requires a number of assumptions and estimates with respect to its loan portfolio. The Corporation's assessments may be affected in future periods by changes in economic conditions, the impact of regulatory examinations, and the discovery of information with respect to borrowers which is not known to management at the time of the issuance of the consolidated financial statements. For additional discussion concerning the
Corporation's allowance for loan losses and related matters, see "Provision for
Loan Losses and Asset Quality" above and Note 2 to the Consolidated Financial
Statements.

Item 2.  Description of Property

         The Corporation's Headquarters is located at 25 West Fayette Street,
Baltimore, Maryland 21201. This location is approximately 60,000 square feet and was bought by the Corporation during September 2003 for $2.9 million. The renovation of the building is completed.

         The Bank also maintains another six (6) branch offices, five (5) are leased; three (3) located in Baltimore City, 1000 Lancaster Street Baltimore,
Maryland 21202, 5000 Park Heights Avenue Baltimore, Maryland 21215 and 800 West
Baltimore Street, Baltimore, Maryland 21201, one (1) located in Prince George's
County, Maryland at 6820 Riverdale Road Riverdale, Maryland 20737 and one (1)
located in Baltimore County, Maryland at 3825 Liberty Plaza Randallstown,
Maryland 21133. The Bank owns another branch facility in Baltimore City located at 3240 Belair Road Baltimore, Maryland 21213.

Item 3.  Legal Proceedings

     In the normal course of business, the Corporation is at all times subject to various pending and threatened legal actions. The relief or damages sought in some of these actions may be substantial. After reviewing pending and threatened actions with counsel, management considers that the outcome of such actions will not have a material adverse effect on the Corporation's financial position;
however, the Corporation is not able to predict whether the outcome of such actions may or may not have a material adverse effect on results of operations in a particular future period as the timing and amount of any resolution of such actions and relationship to the future results of operations are not known.

Item 4.  Submission of Matters to a Vote of Security Holders

         None

                                       18

PART II

Item 5.  Market for Common Equity and Related Stockholder Matters.

         Harbor Bankshares Corporation is traded privately and is not listed on any exchange. During 2005 and 2004, there was little trading activity in the stock. The bid and ask price during 2005 and 2004 was $25.00 per share. On
December 31, 2005 the Corporation had 626 common stockholders of record.

         A cash dividend of $.40 per share was paid during the first quarter of
2005.

         The following table presents disclosure regarding equity compensation plans in existence at December 31, 2005, consisting only of the stock option plan arrangements described further under the caption "Stock Options" in Note 14 to the consolidated financial statements.

                                            Equity Compensation Plan Information
------------------------------- ---------------------------- ---------------------------- ----------------------------
Plan Category                   Number of securities to be   Weighted average exercise    Number of securities
                                issued upon exercise of      price of outstanding         remaining available for
                                outstanding options,         options, warrants and        future issuance under
                                warrants and rights          rights                       equity compensation plans
                                        (a)                           (b)                 excluding securities
                                                                                          reflected in column (a)
                                                                                                  (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans                   --                           --                           --
approved by security holders
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not             132,741                      $18.80                       94,145
approved by security holders
------------------------------- ---------------------------- ---------------------------- ----------------------------
            Total                         132,741                      $18.80                       94,145
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                       19

Item 6. Management's Discussion and Analysis of Financial Condition and Results
of Operations

This Management's Discussion and Analysis of Financial Condition and Results of
Operations should be read in conjunction with Item 1. Business, and Item 7,
Financial Statements, of this Report.

OVERVIEW - 2005 COMPARED TO 2004

All references to Harbor Bankshares Corporation (the "Corporation") should be interpreted to include The Harbor Bank of Maryland (the "Bank") whenever appropriate, except when specifically noted otherwise.

The Corporation earnings increased for the year 2005 when compared to the prior year. Earnings for the year were $1.9 million in comparison to $1.5 million earned during 2004, an increase of $421 thousand or 28.8%. The 2005 earnings did not include any securities gains or Federal agency awards. The earnings for
2004 reflected only $17 thousand of securities gains and no awards.

The Harbor Bank of Maryland, the Corporation's subsidiary, achieved earnings of
$2.5 million in comparison to $1.9 million for the prior year, an increase of
$564 thousand or 29.0%.

Returns on average assets (ROAA) and average equity (ROAE) for the Corporation in 2005 were .78% and 11.57%, respectively, compared to the .63% and 9.33%
achieved during the prior year. The return on average assets for the Bank in
2005 was 1.04%, compared to .84% for the prior year.

NET-INTEREST INCOME

Net interest income is the difference between interest income and related fees on earning assets and the interest expense incurred on deposits and other borrowings. Net interest income continues to be the Corporation's main source of earnings. Net interest income for 2005 increased by $862 thousand or 8.3%. The increase reflects the growth of the loan portfolio during 2005, mainly in the commercial and commercial real estate categories.

Total interest income increased by $2.4 million or 18.7% to $15.0 million for
2005 in comparison to the $12.7 million earned during 2004. As stated above, the growth of the loan portfolio combined with higher rates were the main reasons for the increase.

Total interest expense increased by $1.5 million or 6.6 % to $3.8 million in
2005 from $2.3 million in 2004. Higher interest rates combined with interest bearing deposit increases resulted in the increase.

Net interest margin for 2005 was 5.15% compared to 4.97% for 2004.

PROVISION FOR LOAN LOSSES AND ASSET QUALITY

For the year 2005, the Corporation recorded a $410 thousand provision for loan losses, compared to $360 for the year 2004. Gross charge-offs totaled $91 thousand for the year ended December 31, 2005, compared to the prior year total of $413 thousand. These charge-offs in 2004 primarily relate to credit card, consumer and commercial loans.

The allowance for loan losses as of December 31, 2005, was 1.08% of total loans and .93% at the end of the comparable 2004 period.

Future provisions for loan losses will continue to be based upon our assessment of the overall loan portfolio and its underlying collateral, the mix of loans within the portfolio, delinquency trends, economic conditions, current and prospective trends in real estate values, and other relevant factors.

                                       20

The table below shows the non-performing assets for a five-year period:
Non-Performing Assets (in thousands except percentages)

                                         2005    2004     2003     2002   2001
                                         ----    ----     ----     ----   ----
Non-accrual Loans                        $558    $799    $ 220     $409   $620
Accruing Loans past due 90 days
  or more                                  18       9      506      746    135
Foreclosed Real Estate                      -       -        -       70     14
Total Non-performing Assets and          ----    ----     ----   ------   ----
  past due Loans                         $576    $808     $726   $1,225   $769
                                         ====    ====     ====   ======   ====
Total Non-performing Assets and
  past due Loans to year-end Assets      .22%    .34%     .33%     .58%   .41%
Total Non-performing Loans to
  year-end Loans                         .30%    .46%     .48%    1.01%   .72%

The Corporation's allowance for loan loss methodology is a loan classification-based system, based on the required allowance on a percentage of the loan balance for each type of loan and classification level. Allowance percentages are 3.0% and 5.0% for watch loans, 10.0% for special mention, 15.0%
and 20.0% for substandard and 50.0% for doubtful loans. Allowance percentages are based on each individual lending program, its loss history and underwriting characteristics such as: loan to value, credit score, debt coverage, collateral, and capacity to service debt. This analysis is used to validate the loan loss allowance matrix as well as to assist in establishing overall lending direction.

While management considers the Corporation's allowance for loan losses to be adequate based on information currently available, future adjustments to the allowance may be necessary due to changes in economic conditions, management's assumptions as to future delinquencies or loss rates, and management's intent with regard to asset disposition options. In addition, the Corporation's allowance for loan losses is periodically reviewed by the bank regulatory agencies and an independent external loan review as an integral part of their examination process. Based on their reviews, the agencies may require the
Corporation to adjust the allowance.

NON-INTEREST INCOME

Non-interest income increased by $257 thousand or 17.0% to $1.8 million in 2005.
Included in the 2004 non-interest income were $6 thousand in gain on sale of loans, $17 thousand in securities gains and no Community Development Financial
Institution Fund ("CDFI") awards. In 2005, there were no gains on the sale of securities or loans, and no CDFI awards. Service charges on deposit accounts increased by $98 thousand or 12.2% and other non-interest income by $152 thousand or 31.9%. Included in other non-interest income are fees in the amount of $82 thousand for reimbursement for services and expenses incurred by the Bank in the formation of one of the Holding Company unconsolidated subsidiaries in
2002.

Non-Interest Income Summary (in thousands)

                                         2005     2004     2003     2002    2001
                                         ----     ----     ----     ----    ----

Service charges on deposit accounts      $900     $802     $855     $910    $965
ATM fees                                  224      195      216      274     166
Awards & Grants                            --       --      664      214     229
Gain on sale of real estate                --       --       --       --      --
Gain on sale of loans                      --        6       51       54      45
Gain on sale of securities                 --       17      225      226     197
Servicing fees                             18       17       16       26      27
Other non-interest income                 629      477      479      517     700
                                       ------   ------   ------   ------  ------
Total non-interest income              $1,771   $1,514   $2,506   $2,221  $2,329
                                       ======   ======   ======   ======  ======

                                       21

NON-INTEREST EXPENSES

Non-interest expenses of $9.6 million in 2005 increased by $343 thousand or 3.7
% when compared to the prior year. Salaries and benefits of $4.4 million in 2005 reflected a decrease of $85 thousand or 1.9% when compared to the prior year salaries and benefits cost. Advertising expenses increased by $69 thousand or
23.0%. Occupancy expense increased by $414 thousand or 61.0% due to the renovation of the Corporation's Headquarters building and the opening of a new branch facility. Equipment expense decreased by $32 thousand or 9.0% due to lower depreciation. Professional fees, which include legal expenses, decreased by $98 thousand or 19.0%. In 2005, the Bank settled its claims against third parties in connection with a 2004 ATM cash shortage upon payment to the Bank of
$575,000. The Bank recorded losses of $225,000 in 2005 and $275,000 in 2004 relating to this cash shortage. The amortization expense in 2002 through 2005 includes amortization of core deposit intangibles recorded in the purchase of a branch facility during 2002. Amortization in 2001 and 2002 reflects amortization of goodwill. Other non-interest expenses increased by $46 thousand or 3.0%.

Non-Interest Expenses Summary (In thousands)

                                           2005     2004      2003      2002      2001
                                           ----     ----      ----      ----      ----
Salaries and Employee Benefits           $4,425   $4,510    $4,368   $ 4,230   $ 3,989
Occupancy Expense, net                    1,093      679       720       785       778
Advertising                                 369      300       344       287       115
Equipment Expenses                          324      356       386       478       654
Data Processing Fees                      1,110    1,031       973       976       918
Professional Fees                           420      518       303       399       327
Amortization of Intangible Assets            81       81        81        47       331
Amortization
ATM Loss                                    225      275        --        --        --
Other Non-Interest Expense                1,590    1,544     1,435     1,373     1,414
                                         ------   ------   -------   -------   -------
Total Non-Interest Expense               $9,637   $9,294   $ 8,610   $ 8,575   $ 8,526
                                         ======   ======   =======   =======   =======

APPLICABLE INCOME TAXES

Applicable income taxes include current and deferred portions, which are detailed in Note 10 of the audited consolidated financial statements. Taxes for
2005 were $1,067 thousand compared to $762 thousand for 2004. The effective tax rate for the year 2005 was 36.2% compared to 34.3% for the year 2004.

CREDIT RISK ANALYSIS

The Corporation, through its subsidiary, The Harbor Bank of Maryland, has in place credit policies and procedures designed to control and monitor credit risk. Credit analysis and loan review functions have provided a check and balance system for assessing initial and on-going risk associated with the lending process.

Credit risk is mitigated through portfolio diversification, limiting exposure to any single industry or customer, requiring collateral and employing standard lending policies and underwriting criteria across the Corporation. Independent third party credit reviews are performed quarterly. During 2005, 70.0% of the loan portfolio was analyzed. During these reviews, any weaknesses are brought to management's attention for corrective action. Note 2 to the consolidated financial statements describes the Corporation's accounting policies related to nonperforming loans and charge-offs and describes the methodologies used to develop the allowance, including both the allocated and unallocated components.
The Corporation's policies are consistent with regulatory standards.

                                       22

ASSET AND LIABILITY MANAGEMENT

INTRODUCTION

The Investment Committee of the Corporation reviews policies regarding the sources and uses of funds, maturity distribution, and associated interest rate sensitivities. This effort is aimed at minimizing risks associated with fluctuating interest rates, as well as maintaining sufficient liquidity.

LIQUIDITY

Liquidity describes the ability of the Corporation to meet financial obligations, including lending commitments and contingencies that arise during the normal course of business. Liquidity is primarily needed to meet the borrowing and deposit withdrawal requirements of the customers of the
Corporation, as well as to meet current and planned expenditures. The
Corporation, through the Bank, is required to maintain adequate sources of cash in order to meet its financial commitments in an organized manner without incurring substantial losses. These commitments relate principally to changes in the Bank's deposit base through withdrawals and changes in funds required to meet normal and seasonal loan demands. The Bank, and thereby the Corporation, derives liquidity through the maturity distribution of the investment portfolio, loan repayments and income from earning assets. The Bank maintains a portion of its investment portfolio as a liquidity reserve, which can be converted to cash on an immediate basis.

The Bank has also established secured lines of credit with the Federal Home Loan
Bank as an additional source of liquidity. Collateral must be pledged to the
FHLB before advances can be obtained. At December 31, 2005, the Corporation had sufficient collateral in order to borrow up to an aggregate of $25.7 million from the FHLB under the established lines of credit, if necessary. Liquidity is also provided through the Corporation's portfolio of liquid assets, consisting of cash and due from banks, interest-bearing deposits in other banks and investment securities available for sale. Such assets totaled $49.1 million or
19.1% of total assets at December 31, 2005.

The Corporation derives its cash from a combination of operating activities, investing activities and financing activities as disclosed in the consolidated statement of cash flows. Cash flows from operating activities consist of interest income collected on loans and investments, interest expense paid on deposits and other borrowings, other income collected, such as cash received relating to service charges, and cash payments for other operating expenses including income taxes.

Cash flows from investing activities include the purchase, sale and maturity of investments and interest bearing deposits in other banks, the net decrease in the level of loans, and purchases of premises and equipment. Cash flows from financing activities consist of movements in the level of deposits and other borrowings, and proceeds from the issuance of stock.

For the year ended December 31, 2005, net cash provided by operating activities totaled $4.6 million. Net cash used by investing activities totaled $16.5 million resulting primarily from a net increase in loans of $16.7 million and net purchases of premises and equipment of $3.1 million, offset in part by the proceeds of maturities and principal payments of investment securities of $2.0 million and a decrease in deposits at other banks of $1.3 million. Net cash provided by financing activities totaled $18.7 million, mainly resulting from the net increase in total deposits of $19.6 million.

INTEREST RATE SENSITIVITY

The Corporation's net income is largely dependent on its net interest income.
The Corporation seeks to maximize its net interest margin within an acceptable level of interest rate risk. Interest rate risk can be defined as the amount of forecasted net interest income that may be gained or lost due to favorable or unfavorable movements in interest rates. Interest rate risk, or sensitivity, arises when the maturity or repricing characteristics of assets differ significantly from the maturity or repricing characteristics of liabilities. Net interest income is also affected by changes in the portion of interest-earning assets that are funded by interest-bearing liabilities rather than by other sources of funds, such as noninterest-bearing deposits and stockholders' equity.

The Corporation attempts to manage interest rate risk while enhancing net interest margin by adjusting its asset/liability position. At times, depending on the level of general interest rates, the relationship between long-term and short-term interest rates, market conditions and competitive factors, the
Corporation may determine to increase its interest rate risk position somewhat in order to increase its net interest margin. The Corporation monitors interest rate risk and adjust the composition of its interest-related assets and liabilities in order to limit its exposure to changes in interest rates on net interest income over time. The Corporation's Investment Committee reviews its interest rate risk position and profitability, and recommends adjustments. The
Investment Committee also reviews the securities portfolio, formulates investment strategies, and oversees the timing and implementation of transactions. Notwithstanding The Corporation's interest rate risk management activities, the potential for changing interest rates is an uncertainty that can have an adverse effect on net income.

                                       23

The Bank also analyzes interest rate risk based upon quantitative measures of the percentage changes in fair value of equity capital resulting from a hypothetical immediate change (or shock) of plus or minus 100 and 200 basis points in interest rate levels. This analysis is based upon models, which are based upon a number of significant assumptions regarding reactions of interest rates. These models also provide an analysis of interest rate shock effects on net interest income. The maximum decrease of net interest income, based upon the
Bank's December 31, 2005 asset/liability position, was 1.3% from a 200 basis point rate shock.

One measure of interest rate sensitivity is the difference between interest sensitive assets and interest sensitive liabilities called the "interest sensitivity gap." The following table shows an analysis of the Corporation's cumulative interest sensitivity gap position.

         Cumulative Interest Sensitivity Gap

                                                           1 YEAR

         Interest sensitive assets                        $    28.5
         Interest sensitive liabilities                        12.4
                                                          ---------
         Interest sensitivity gap                         $    16.1
                                                          =========
         Gap to total assets                                   6.3%
                                                          =========

LONG AND SHORT TERM BORROWINGS

On October 9, 2003, Harbor Bankshares Corporation issued a Floating Rate Junior
Subordinated Debt Security due 2033 in the amount of $7.2 million. The Debt
Security was issued by the Corporation pursuant to an Indenture, dated as of
October 9, 2003, between the Corporation and Wilmington Trust Company. The
Capital Securities were issued by Harbor Bankshares Corporation Capital Trust pursuant to a Purchase Agreement dated September 18, 2003, among the
Corporation, the Trust and Citigroup Global Markets Inc. Upon the receipt of the funds, the Corporation paid off its long-term debt to National Community
Investment Fund in the amount of $1.9 million and placed the remaining funds in the amount of $4.9 million in its subsidiary, The Harbor Bank of Maryland, increasing the Bank's Tier One capital. There were no other borrowings as of
December 31, 2005.

                                       24

CONTRACTUAL OBLIGATIONS, COMMITMENTS, CONTINGENT LIABILITIES, AND OFF-BALANCE
SHEET ARRANGEMENTS

Contractual Obligations: The following table presents, as of December 31, 2005, significant fixed and determinable contractual obligations to third parties by payment date.

       (In thousands)             One Year or Less      One to Three Years     Three to Five Years    Over Five Years
                                  ----------------      ------------------     -------------------    ---------------
Deposits without a stated
  maturity                               $163,495                 $    --                  $   --             $   --
Certificates of deposit                    43,038                  19,814                   3,498                 --
Operating leases                              203                     311                     227                506
Junior
Subordinated Debentures                        --                      --                      --              7,217
                                         --------                 -------                  ------             ------
Total                                    $206,736                 $20,125                  $3,725             $7,723
                                         ========                 =======                  ======             ======

Off-Balance Sheet Arrangements: Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.
The Bank holds collateral supporting those commitments for which collateral is deemed necessary. The Bank has not been required to perform on any financial guarantees and has not incurred any losses on its commitments. The issuance of letters of credit is not a significant activity of the Bank.

Commitments to extend credit are agreements to lend funds to customers as long as there are no violations of any condition established in the loan contracts.
Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if it is deemed necessary by the Bank upon extension of credit, is based on credit evaluation by management. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment as well as income producing properties. We believe that we have adequate resources to fund all loan commitments.

The Bank has entered into leases for its branch and office space, most of which contain renewal options. For additional information regarding off-balance sheet arrangements, please see Notes 7, 11 and 17 to the Consolidated Financial
Statements.

CAPITAL RESOURCES

Stockholders' equity increased by $714 thousand or 4.4% to $16.9 million. This increase was mainly due to net income of $1.9 million, and proceeds from the sale of common stock of $172 thousand, offset by the unrealized loss of securities held for sale, which was $522 thousand at December 31, 2005, compared to a loss of $238 thousand for 2004 and retirement of common stock of $775 thousand. As of year-end, based on borrowing arrangements with the Federal Home
Loan Bank with unused credit availability of $25.6 million, the Corporation had sufficient liquidity to withstand any unusual demand of funds without liquidating its investment securities. Stockholders' equity was 6.6% of total assets as of the year-end. The Tier 1 capital ratio as of December 31, 2005, was
7.3%, and the risk-based capital ratio was 11.67%. The minimum requirements established by regulators are 4.0% for Tier 1 capital and 8.0% for total risk-based capital. The book value of each share of common stock was $24.73 as of December 31, 2005.

The Tier I capital ratio for the Corporation's subsidiary, The Harbor Bank of
Maryland as of December 31, 2005, was 8.8% and the risk-based total capital ratio was 11.6%, both above the established regulatory requirements.

CHANGES IN FINANCIAL POSITION

The Corporation, through its subsidiary, The Harbor Bank of Maryland, continued
its growth during 2005. Total assets increased by $21.1 million or 9.0%.

                                       25

Deposits increased from $210.2 million in 2004 to $229.8 million in 2005, an increase of $19.6 million or 9.3%. Net loans reached to $188.9 million in 2005 from $172.2 million in 2004, an increase of $16.7 million or 8.8%.

The Corporation plans to continue its expansion through marketing efforts by its
Management and Board of Directors.

OTHER INFORMATION

The Harbor Bank Community Development Corporation ("CDC") and The Harbor Bank of
Baltimore LLC ("LLC") were established in 2003. The CDC is a non-profit company established with the purpose of bringing financial assistance to underserved areas in the City of Baltimore. The Corporation has no investments in this company. The Harbor Bank of Maryland, one of the Corporation's subsidiaries has a $1.8 million loan to the CDC. As of December 31, 2005, the CDC had earnings of
$3.0 thousand and a $28 thousand accumulated deficit since inception. These numbers exclude any tax benefit that may be available.

The Harbor Bank of Baltimore LLC was established with the purpose of taking advantage of the New Markets Tax Credit program offered by the U.S. Treasury
Department for the development of certain targeted markets in the country. In the case of the LLC, the targeted market is the City of Baltimore. The LLC received a $50 million New Market Tax Credit award in September 2004, and has written commitments from various investors in the amount of $64 million. The
Corporation has no investment in this company. The financial data from these companies is not included in the Corporation's financial statements, in accordance with FIN 46 (R) "Consolidation of Variable Interest Entities."

For a complete discussion of recent accounting pronouncements and their effect on the Corporation's financial statements, please refer to Note 3 of the
Corporation's audited consolidated financial statements.

                                       26

ITEM 7. FINANCIAL STATEMENTS

                          HARBOR BANKSHARES CORPORATION
                                AND SUBSIDIARIES

                               REPORT ON AUDITS OF
                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED
                           DECEMBER 31, 2005 AND 2004

   No extracts from this report may be published without our written consent.

                                Stegman & Company

                                       27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONSOLIDATED FINANCIAL STATEMENTS                                    Page
                                                                     ----

           Balance Sheets                                           30 - 31

           Statements of Income                                        32

           Statements of Changes in Stockholders' Equity               33

           Statements of Cash Flows                                 34 - 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                          36 - 55

                                       28

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee of the
  Board of Directors and Stockholders
  of Harbor Bankshares Corporation

           We have audited the accompanying consolidated balance sheets of
Harbor Bankshares Corporation and subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of income, changes in stockholders'
equity and cash flows for the years then ended. These financial statements are the responsibility of the management of Harbor Bankshares Corporation. Our responsibility is to express an opinion on these financial statements based on our audits.

           We conducted our audits in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Harbor
Bankshares Corporation and subsidiaries as of December 31, 2005 and 2004 and the results of their operations and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Stegman & Company

Baltimore, Maryland
February 18, 2006

                                       29

                 HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                                     ASSETS

                                                                                   2005                    2004
                                                                               --------------          --------------
Cash and due from banks                                                        $    7,259,358          $    6,867,063

Federal funds sold                                                                 15,624,890               9,845,813

Interest bearing deposits in other banks                                               74,996               1,352,791

Investment securities:
   Available for sale - at fair value                                              26,116,631              26,600,079

   Held to maturity - at amortized cost (fair value of
     $30,402 in 2005 and $2,042,147 in 2004)                                           30,402               2,036,622
                                                                               --------------          --------------

           Total investment securities                                             26,147,033              28,636,701
                                                                               --------------          --------------

Loans                                                                             190,994,929             173,816,465

Allowance for loan losses                                                          (2,058,561)             (1,611,880)
                                                                               --------------          --------------

           Net loans                                                              188,936,368             172,204,585
                                                                               --------------          --------------

Premises and equipment, net                                                         7,526,340               5,137,720

Federal Home Loan Bank of Atlanta stock - at cost                                     470,000                 438,200

Goodwill                                                                            2,506,226               2,506,226

Other intangible assets                                                               462,667                 547,040

Bank-owned life insurance                                                           4,178,774               4,023,808

Other assets                                                                        3,449,790               3,903,752
                                                                               --------------          --------------

           TOTAL ASSETS                                                          $256,636,442            $235,463,699
                                                                               ==============          ==============

See accompanying notes.

                                       30

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                   2005                   2004
                                                                                -------------          -------------
LIABILITIES:
   Deposits:
     Noninterest bearing demand                                                 $  50,433,169          $  49,342,950
     Interest bearing transaction accounts                                         25,562,641             22,981,734
     Savings                                                                       87,498,709             78,610,482
     Time, $100,000 or more                                                        32,810,327             25,339,116
     Other time                                                                    33,539,740             33,949,621
                                                                                -------------          -------------
           Total deposits                                                         229,844,586            210,223,903
   Accrued interest payable                                                           683,762                356,184
   Junior subordinated debentures                                                   7,217,000              7,217,000
   Other liabilities                                                                1,937,184              1,426,651
                                                                                -------------          -------------

           Total liabilities                                                      239,682,532            219,223,738
                                                                                -------------          -------------

STOCKHOLDERS' EQUITY:
   Common stock (par value $0.01):
     Authorized 10,000,000 shares; issued 685,579 and
       704,934, including 33,795 common nonvoting
       at December 31, 2005 and 2004, respectively                                      6,856                  7,049
     Additional paid-in capital                                                     6,615,906              7,218,340
     Retained earnings                                                             10,853,086              9,252,307
     Accumulated other comprehensive loss                                            (521,938)              (237,735)
                                                                                -------------          -------------

           Total stockholders' equity                                              16,953,910             16,239,961
                                                                                -------------          -------------

           TOTAL LIABILITIES AND STOCKHOLDERS'
              EQUITY                                                             $256,636,442           $235,463,699
                                                                                =============          =============

                                       31

                 HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                        2005                     2004
                                                                                 --------------          ---------------
INTEREST INCOME:
   Interest and fees on loans                                                       $13,909,841              $11,359,107
   Interest on investments - taxable                                                    850,262                1,135,744
   Interest on deposits in other banks                                                   18,200                   44,488
   Interest on federal funds sold                                                       216,379                   93,993
   Other interest income                                                                 19,164                   14,528
                                                                                 --------------           --------------

           Total interest income                                                     15,013,846               12,647,860
                                                                                 --------------          ---------------

INTEREST EXPENSE:
   Interest bearing transaction accounts                                                 57,097                   43,147
   Savings                                                                            1,408,670                  669,696
   Time, $100,000 or more                                                               664,051                  456,056
   Other time                                                                         1,192,439                  783,198
   Interest on junior subordinated debentures                                           443,779                  317,690
   Federal funds purchased                                                               20,738                   13,095
                                                                                 --------------          ---------------

           Total interest expense                                                     3,786,774                2,282,882
                                                                                 --------------          ---------------

NET INTEREST INCOME                                                                  11,227,072               10,364,978

PROVISION FOR LOAN LOSSES                                                               410,000                  360,000
                                                                                 --------------          ---------------

NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                                   10,817,072               10,004,978
                                                                                 --------------          ---------------

NONINTEREST INCOME:
   Service charges on deposit accounts                                                  899,883                  802,192
   Other service charges                                                                455,230                  279,464
   Gain on sale of securities                                                            -                        16,733
   Gain on sales of loans                                                                -                         6,027
   Cash surrender value life insurance                                                  175,547                  197,900
   Loan servicing fees                                                                    9,747                   16,729
   Other income                                                                         230,696                  195,095
                                                                                 --------------          ---------------

           Total noninterest income                                                   1,771,103                1,514,140
                                                                                 --------------          ---------------

NONINTEREST EXPENSES:
   Salaries and employee benefits                                                     4,425,478                4,510,208
   Advertising                                                                          368,689                  300,130
   Occupancy expense of premises                                                      1,093,193                  679,386
   Equipment expense                                                                    323,747                  355,698
   Data processing fees                                                               1,110,060                1,031,317
   Professional fees                                                                    420,564                  518,180
   Amortization of intangible assets                                                     80,460                   80,460
   ATM loss                                                                             225,000                  275,000
   Other expenses                                                                     1,590,433                1,544,358
                                                                                 --------------          ---------------

           Total noninterest expense                                                  9,637,624                9,294,737
                                                                                 --------------          ---------------

INCOME BEFORE INCOME TAXES                                                            2,950,551                2,224,381

APPLICABLE INCOME TAXES                                                               1,067,377                  762,326
                                                                                 --------------          ---------------

NET INCOME                                                                           $1,883,174             $  1,462,055
                                                                                 ==============          ===============

BASIC EARNINGS PER SHARE                                                                $2.73                     $2.07
                                                                                        =====                     =====

DILUTED EARNINGS PER SHARE                                                              $2.55                     $1.93
                                                                                        =====                     =====

See accompanying notes.

                                       32

                 HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                             Accumulated
                                                                                               Other
                                                              Additional                    Comprehensive           Total
                                               Common          Paid-in       Retained          Income           Stockholders'
                                                Stock          Capital       Earnings          (Loss)              Equity
                                             -----------    -------------  ------------  ------------------    ---------------
Balance at January 1, 2004                      $7,041        $7,210,178      $8,036,714      $   20,835        $15,274,768

Comprehensive income:
   Net income                                        -                 -       1,462,055               -          1,462,055
   Reclassification adjustment,
     net of taxes of $6,462                          -                 -          -              (10,271)           (10,271)
   Unrealized losses on securities
     available-for-sale, net of taxes
     of $156,228                                     -                 -          -             (248,299)          (248,299)
                                                                                                                -----------

           Total comprehensive income                                                                             1,203,485

   Payment of cash dividends
     $0.35 per share                                 -                 -        (246,462)              -           (246,462)
   Stock options exercised                           8             8,162               -               -              8,170
                                                ------        ----------     -----------       ---------        -----------

Balance at December 31, 2004                     7,049         7,218,340       9,252,307        (237,735)        16,239,961

Comprehensive income:
   Net income                                        -                 -       1,883,174               -          1,883,174
   Unrealized losses on securities
     available-for-sale, net of taxes
     of $112,260                                     -                 -               -        (284,203)          (284,203)
                                                                                                               ------------

           Total comprehensive income                                                                             1,598,971

     Retirement of stock                          (310)         (774,690)              -              -            (775,000)
     Payment of cash dividends
       $.40 per share                                -                 -        (282,395)             -            (282,395)
     Stock options exercised                       117           172,256              -               -             172,373
                                                ------        ----------     -----------       ---------        -----------

Balance at December 31, 2005                    $6,856        $6,615,906     $10,853,086       $(521,938)       $16,953,910
                                                ======        ==========     ===========       =========        ===========

See accompanying notes.

                                       33

                 HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                          2005                      2004
                                                                                      -----------               -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                        $  1,883,174              $  1,462,055
   Adjustments to reconcile net income to net
      cash provided by operating activities:
     Depreciation and amortization                                                        761,363                   492,332
     Provision for loan losses                                                            410,000                   360,000
     Deferred income taxes                                                               (323,885)                   40,388
     Increase in cash surrender value of life insurance                                  (154,966)                 (165,183)
     Gains on sales of loans                                                               -                         (6,027)
     Gain on sale securities                                                               -                        (16,733)
     Origination of loans held for sale                                                    -                     (2,802,440)
     Proceeds from sales of loans held for sale                                            -                      2,808,467
     Increase in accrued interest receivable and other assets                             718,666                  (285,590)
     Increase in accrued interest payable and other liabilities                           838,111                   629,267
                                                                                      -----------               -----------

           Net cash provided by operating activities                                    4,132,463                 2,516,536
                                                                                      -----------               -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Net decrease in deposits at other banks                                              1,277,795                   547,209
   Purchases of investment securities available-for-sale                                   -                    (13,999,000)
   Proceeds from calls, maturities and principal payments of
     investment securities available-for-sale                                           2,008,765                15,694,410
   Proceeds from sales of securities available-for-sale                                    -                      7,032,625
   Net increase in loans                                                              (16,298,793)              (22,475,090)
   Purchases of premises and equipment - net                                           (3,069,523)               (1,829,589)
                                                                                      -----------               -----------

           Net cash used in investing activities                                      (16,081,756)              (15,029,435)
                                                                                      -----------               -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net increase in deposits                                                            19,620,683                14,322,479
   Proceeds from sale of common stock                                                     172,373                     8,170
   Cash dividends paid                                                                   (282,395)                 (246,462)
   Retirement of stock                                                                   (775,000)                  -
                                                                                      -----------               -----------

           Net cash provided by financing activities                                   18,735,661                14,084,187
                                                                                      -----------               -----------

INCREASE IN CASH AND CASH EQUIVALENTS                                                   6,786,368                 1,571,288

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                         16,172,876                15,141,588
                                                                                      -----------               -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                              $22,959,244               $16,712,876
                                                                                      ===========               ===========

                                       34

HARBOR BANKSHARES CORPORATION

Consolidated Statements of Cash Flows (Continued)
For the Years Ended December 31, 2005 and 2004

                                                                                           2005                     2004
                                                                                        ----------             ------------
Supplemental disclosure of cash flows information:

   Cash paid for income taxes                                                           $1,075,000             $    825,000
                                                                                        ==========             ============

   Cash paid for interest                                                               $3,459,196               $2,160,463
                                                                                        ==========               ==========

See accompanying notes.

                                       35

                 HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1. NATURE OF OPERATIONS

             Harbor Bankshares Corporation (the "Corporation") is a bank holding company organized under the laws of the State of Maryland in 1992. The
Corporation owns all of the outstanding stock of the Harbor Bank of Maryland
(the "Bank") which owns all of the outstanding stock of the Bank's subsidiary,
Harbor Financial Services.

             The Bank is a commercial bank headquartered in Baltimore, Maryland.
The deposits of the Bank are insured by the Federal Deposit Insurance
Corporation. The Bank conducts general banking business in six locations and primarily serves the Baltimore, Maryland metropolitan area. The Bank also has a branch in Riverdale, Prince George's County, Maryland. It offers checking, savings and time deposits, commercial real estate, personal, home improvement, automobile, and other installment and term loans. The Bank is also a member of a national ATM network. The retail nature of the Bank allows for diversification of depositors and borrowers so it is not dependent upon a single or a few customers.

2. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

             The accounting and reporting policies of the Corporation and its subsidiary conform to U.S. generally accepted accounting principles. Certain reclassifications have been made to amounts previously reported to conform to the classifications made in 2005. The following is a summary of the more significant accounting policies:

             Use of Estimates

                  The preparation of financial statements in conformity with
U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

             Cash and Cash Equivalents

                  For purposes of the consolidated statements of cash flows, the
Corporation considers all highly liquid debt instruments with original maturities of three months or less and money market funds to be cash equivalents.

                                       36

             Investment Securities

                  Debt securities that the Corporation has the positive intent and ability to hold to maturity are classified as held to maturity and recorded at amortized cost. Debt and equity securities are classified as trading securities if bought and held principally for the purpose of selling them in the near term. Trading securities are reported at estimated fair value, with unrealized gains and losses included in earnings. Debt securities not classified as held to maturity and debt and equity securities not classified as trading securities are considered available for sale and are reported at estimated fair value, with unrealized gains and losses excluded from earnings and reported as a separate component of stockholders' equity, net of tax effects, in accumulated other comprehensive income.

                  The Corporation designates securities into one of the three categories at the time of purchase. If a decline in value of an individual security classified as held to maturity or available for sale is judged to be other than temporary, the cost basis of that security is reduced to its fair value and the amount of the write-down is reflected in earnings. Estimated fair value is determined based on bid prices published in financial newspapers or bid quotations received from securities dealers. Gains or losses on the sales of investments are calculated using a specific identification basis and are determined on a trade-date basis. Premiums and discounts on investment and mortgage-backed securities are amortized over the term of the security using methods that approximate the interest method.

             Loans Held for Sale

                  The Corporation engages in sales of residential mortgage loans originated by the Bank. Loans held for sale are carried at the lower of aggregate cost or fair value. Gains and losses on sales of these loans are recorded as a component of non-interest income in the accompanying consolidated statements of income. The amount of loans held for sale as of December 31, 2005 and 2004 was not considered material.

             Loans

                  Loans are stated at their principal balance outstanding net of any deferred fees and costs. Interest income on loans is accrued at the contractual rate based on the principal outstanding. The Corporation places loans, on non-accrual when any portion of the principal or interest is ninety days past due and collateral is insufficient to discharge the debt in full.
Interest accrual may also be discontinued earlier if, in management's opinion, collection is unlikely.

                  Loans are considered impaired when, based on current
information, it is probable that the Corporation will not collect all principal and interest payments according to contractual terms. Generally, loans are considered impaired once principal or interest payments become ninety days or more past due and they are placed on non-accrual. Management also considers the financial condition of the borrower, cash flows of the loan and the value of the related collateral. Impaired loans do not include large groups of smaller balance homogeneous credits such as residential real estate and consumer installment loans, which are evaluated collectively for impairment. Loans specifically reviewed for impairment are not considered impaired during periods of "minimal delay" in payment

                                       37

(ninety days or less) provided eventual collection of all amounts due is expected. The impairment of a loan is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if repayment is expected to be provided by the collateral. Generally, the Corporation's impairment on such loans is measured by reference to the fair value of the collateral. Income on impaired loans is recognized on the cash basis and is first applied against the principal balance outstanding.

                  Discounts and premiums on purchased loans are amortized to income using the interest method over the remaining period to contractual maturity, adjusted for anticipated prepayments.

             Allowance for Loan Losses

                  The allowance for loan losses represents an amount which, in management's judgment, will be adequate to absorb probable losses on existing loans that may become uncollectible. The allowance for loan losses consists of an allocated component and an unallocated component. The components of the allowance for loan losses represent an estimation done pursuant to either
Statement of Financial Accounting Standards ("SFAS") No. 5, Accounting for
Contingencies, or SFAS No. 114, Accounting by Creditors for Impairment of a
Loan. The adequacy of the allowance for loan losses is determined through careful and continuous review and evaluation of the loan portfolio and involves the balancing of a number of factors as outlined below to establish a prudent level. Loans deemed uncollectible are charged against, while recoveries are credited to, the allowance. Management adjusts the level of the allowance through the provision for loan losses, which is recorded as a current period operating expense. The Corporation's methodology for assessing the appropriateness of the allowance consists of several key elements, which include the formula allowance, specific allowances and the unallocated allowance.

                  The formula allowance is calculated by applying loss factors to corresponding categories of outstanding loans. Loss factors are based on the
Corporation's historical loss experience. The use of these loss factors is intended to reduce the difference between estimated losses inherent in the portfolio and observed losses.

                  Specific allowances are established in cases where management has identified significant conditions or circumstances related to a loan that management believes indicate the probability that a loss may be incurred in an amount different from the amount determined by application of the formula allowance. For other problem graded credits, allowances are established according to the application of credit risk factors. These factors are set by management to reflect its assessment of the relative level of risk inherent in each grade.

                  The unallocated allowance is based upon management's
evaluation of various conditions that are not directly measured in the determination of the formula and specific allowances. Such conditions include general economic and business conditions affecting key lending areas, credit quality trends (including trends in delinquencies and nonperforming loans expected to result from existing conditions), loan volumes and concentrations, specific industry conditions within portfolio categories, recent loss experience in particular loan categories, duration of the current business cycle, bank regulatory examination results, findings of internal loan examiners, and management's judgment with respect to various other conditions including loan administration and management and the quality of risk identification systems.
Executive management reviews these conditions quarterly.

                                       38

                  Management believes that the allowance for loan losses is
adequate. However, the determination of the allowance requires significant judgment, and estimates of probable losses inherent in the loan portfolio can vary significantly from the amounts actually observed. While management uses available information to recognize probable losses, future additions to the allowance may be necessary based on changes in the loans comprising the loan portfolio and changes in the financial condition of borrowers, such as may result from changes in economic conditions. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's loan portfolio and allowance for loan losses. Such review may result in recognition of additions to the allowance based on their judgments of information available to them at the time of their examination.

             Premises and Equipment

                  Premises and equipment are stated at cost less accumulated depreciation and amortization computed using the straight-line method. Premises and equipment are depreciated over the useful lives of the assets, except for leasehold improvements which are amortized over the terms of the respective leases or the estimated useful lives of the improvements, whichever is shorter.
Useful lives range from three to seven years for furniture, fixtures and equipment and forty years for buildings. The costs of major renewals and betterments are capitalized, while the costs of ordinary maintenance and repairs are expensed as incurred.

             Federal Home Loan Bank of Atlanta Stock

                  The Bank, as a member of the Federal Home Loan Bank System, is required to maintain an investment in capital stock of the Federal Home Loan
Bank of Atlanta ("FHLB") in varying amounts based on balances of outstanding home loans and on amounts borrowed from the FHLB. Because no ready market exists for this stock and it has no quoted market value, the Bank's investment in this stock is carried at cost.

             Other Real Estate Owned (OREO)

                  OREO comprises properties acquired in partial or total
satisfaction of problem loans. The properties are recorded at the lower of cost or fair value at the date acquired. Losses arising at the time of acquisition of such properties are charged against the allowance for loan losses. Subsequent write-downs that may be required are added to a valuation reserve. Gains and losses realized from the sale of OREO, as well as valuation adjustments, are included in noninterest income. Expenses of operation are included in noninterest expense. There was no OREO as of December 31, 2005 and 2004.

             Goodwill

                  Goodwill represents the excess of the cost of assets acquired in business combinations accounted for under the purchase method over the fair value of the net assets at dates of acquisition and is annually tested for impairment in accordance with SFAS No. 142.

                                       39

             Core Deposit Intangibles

                  Upon acquiring the branches of another financial institution, the Bank engages an independent third party of experts to analyze and prepare a core deposit study. This study reflects the cumulative present value benefit of acquiring deposits versus an alternative source of funding. Based upon this analysis, the amount of the premium related to the core deposits of the business purchased is calculated along with the estimated life of the acquired deposits.
The core deposit intangible is being amortized over an approximate life of 9 years.

             Loan Servicing

                  The cost of mortgage servicing rights is amortized in
proportion to, and over the period of, estimated net servicing revenue.
Impairment of mortgage servicing rights is assessed based on the fair value of those rights. Fair values are estimated using discounted cash flows based on a current market interest rate. The amount of impairment recognized is the amount by which the capitalized mortgage servicing rights exceed their fair value.

                  When participating interests in loans sold have an average contractual interest rate, adjusted for normal servicing fees, that differs from the agreed yield to the purchaser, gains or losses are recognized equal to the present value of such differential over the estimated remaining life of such loans. The resulting "excess servicing receivable" or "deferred servicing revenue" is amortized over the estimated life using a method approximating the interest method.

                  Quoted market prices are not available for the excess
servicing receivables. Thus, the excess servicing receivables and the amortization thereon are periodically evaluated in relation to estimated future servicing revenue, taking into consideration changes in interest rates, current repayment rates, and expected future cash flows. The Corporation evaluates the carrying value of the excess servicing receivables by estimating the future servicing income of the excess servicing receivables based on management's best estimate of remaining loan lives and discounted at the original discount rate.

             Bank-Owned Life Insurance

                  The Bank is the beneficiary of insurance policies on the lives of certain officers of the Bank. The Bank has recognized the amount that could be realized under the insurance policies as an asset in the consolidated balance sheets. Appreciation in the value of the insurance policies is classified in non-interest income.

             Income Taxes

                  Income tax expense is based on the results of operations,
adjusted for permanent differences between items of income or expense reported in the financial statements and those reported for tax purposes. Under the liability method, deferred income taxes are determined based on the differences between the financial statement carrying amounts and the income tax basis of assets and liabilities and are measured at the enacted tax rates that will be in effect when these differences reverse.

                                       40

             Earnings Per Share

                  Basic earnings per share is computed by dividing net income by the weighted-average number of shares outstanding during the period. Diluted earnings per share is determined using the weighted-average number of shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options.

             Stock Based Compensation

                  The Corporation's stock-based compensation plan is accounted for based on the intrinsic value method set forth in Accounting Principles Board
Opinion ("APB") No. 25, Accounting for Stock Issued to Employees, and related interpretations. Compensation expense for stock options is generally not recognized if the exercise price of the option equals or exceeds the fair market value of the stock on the date of grant.

                  The following table illustrates the effect on net income and earnings per share if the Corporation had applied the fair value recognition provisions of SFAS No. 123 to all stock option awards.

                                                                                For the Year Ended
                                                                          ---------------------------------
                                                                             2005                   2004
                                                                          ----------             ----------
   Net income, as reported                                                $1,883,174             $1,462,055
   Less:  total option expense determined under
     fair value method for all option awards, net
     of related tax effects                                                  (10,937)              (103,150)
                                                                          ----------             ----------

   Pro forma net income                                                   $1,872,237             $1,358,905
                                                                          ==========             ==========

   Pro forma net income per share:
     Basic - as reported                                                    $2.73                 $2.07
                                                                            =====                 =====
     Basic - pro forma                                                      $2.72                 $1.93
                                                                            =====                 =====
     Diluted - as reported                                                  $2.55                 $1.93
                                                                            =====                 =====
     Diluted - pro forma                                                    $2.53                 $1.80
                                                                            =====                 =====

                  The fair values of stock options granted were estimated at the date of grant using the Black-Scholes option pricing model. The Black-Scholes option pricing model was originally developed for use in estimating the fair value of traded options, which have different characteristics from the
Corporation's employee stock options. The model is also sensitive to changes in assumptions, which can materially affect the fair value estimate. The following weighted-average assumptions were used to determine the fair value of options granted on the Corporation's common stock:

                                                  For the Year Ended
                                             -----------------------------------
                                                2005                   2004
                                             ----------             ----------
     Risk-free interest rate                    4.23%                   5.0%
     Expected volatility                          20%                    20%
     Expected life (in years)                     10                     10
     Expected dividend yield                    1.50%                  1.50%

                                       41

                  The Corporation expects to adopt the provisions of SFAS No.
123(R), Share-Based Payment (Revised 2005), on January 1, 2006. Among other things, SFAS 123(R) eliminates the ability to account for stock-based compensation using APB No. 25 and requires that such transactions be recognized as compensation cost in the income statement based on their fair values on the date of the grant.

             Advertising

                  Advertising costs are expensed as incurred. Advertising
expense was $368,689 and $300,130 for the years ended December 31, 2005 and
2004, respectively.

             Awards and Grants

                  Income from awards and grants represents awards from the
Community Development Financial Institution Fund and is recognized when a definitive commitment from the federal government agency is received. There were no awards or grants in 2005 or 2004.

             Business Segments

                  The Corporation has determined that its current business and operations  consist of one business segment.

3. RECENT ACCOUNTING PRONOUNCEMENTS

             In December 2004, the Financial Accounting Standards Board ("FASB")
issued Statement No. 123(R), Share-Based Payment. This statement replaces SFAS
No. 123, and supersedes APB Opinion No. 25, Accounting for Stock Issued to
Employees. SFAS 123(R) will require compensation costs related to share-based payment transactions to be recognized in the financial statements (with limited exceptions). The amount of compensation cost will be measured based on the grant-date fair value of the equity or liability instruments issued.
Compensation cost will be recognized over the period that an employee provides service in exchange for the award. The Company is evaluating the requirements of implementation and plans to adopt the provisions under the prospective method beginning January 1, 2006. The impact of this Statement on the Corporation in
2006 and beyond will depend upon various factors, among them being the
Corporation's future compensation strategy. As of December 31, 2005, all stock options outstanding are fully vested.

             In May 2005, the Financial Accounting Standards Board ("FASB")
issued Statement No. 154, ("SFAS No. 154") Accounting Changes and Error
Corrections - a Replacement of APB Opinion No. 20 and FASB Statement No. 3. This
new standard replaces Accounting Principles Board ("APB") Opinion No. 20,
Accounting Changes, and FASB Statement No. 3 Reporting Accounting Changes in
Interim Financial Statements. Among other changes, SFAS No. 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless it is impracticable to do so. SFAS No. 154 also provides that (1) a change in method of depreciating or amortizing a long-lived nonfinancial asset be accounted for as a change in estimate (prospectively) that was effected by a change in accounting principle, and (2) correction of errors in previously issued financial statements should be termed a "restatement". The new standard is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Corporation does not anticipate this revision will have a material effect on its financial statements.

                                       42

             On November 3, 2005, the FASB issued FSP Nos. FAS 115-1 and FAS
124-1 to address the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The FSPs also includes guidance on the accounting subsequent to the recognition of an other-than-temporary impairment and requires additional disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FAS amends FASB
Statements No. 115 Accounting for Certain Investments in Debt and Equity
Securities. The guidance in this FSP shall be applied to reporting periods beginning after December 15, 2005. This revision will not have a material effect on the Corporation's financial statements.

4. RESTRICTIONS ON CASH AND DUE FROM BANKS

             The Bank is required by the Federal Reserve to maintain a reserve balance based principally on deposit liabilities. The balance maintained is included in cash and due from banks. The reserve balances kept at the Federal
Reserve Bank as of December 31, 2005 were $25,000.

5. INVESTMENT SECURITIES

             The amortized cost and estimated fair values of investments securities are as follows:

                                                                           Gross            Gross
                                                     Amortized           Unrealized       Unrealized         Estimated
                                                       Cost                 Gains           Losses          Fair Value
                                                   ------------         ----------        ---------         -----------
Balance at December 31, 2005:
   Available-for-sale:
     U.S. Treasury and government agencies         $ 26,847,870         $  -              $(865,740)        $25,982,130
     Mortgage-backed securities                         131,468              3,033           -                  134,501
                                                   ------------         ----------        ---------         -----------

       Total                                       $ 26,979,338         $    3,033        $(865,740)        $26,116,631
                                                   ============         ==========        =========         ===========

   Held-to-maturity:
     Other                                         $     30,402         $   -             $  -              $    30,402
                                                   ============         ==========        =========         ===========

                                                                           Gross            Gross
                                                     Amortized           Unrealized       Unrealized          Estimated
                                                       Cost                 Gains           Losses          Fair Value
                                                   ------------         ----------        ---------         -----------
Balance at December 31, 2004:
   Available-for-sale:
     U.S. Treasury and government agencies         $ 26,847,162         $   -             $(390,740)        $26,456,422
     Mortgage-backed securities                         140,233              3,424           -                  143,657
     State and political subdivisions                    -                  -                -                  -
                                                   ------------         ----------        ---------         -----------

       Total                                       $ 26,987,395         $    3,424        $(390,740)        $26,600,079
                                                   ============         ==========        =========         ===========

   Held-to-maturity:
     U.S. Government agencies                         2,000,735              5,525           -                2,006,260
     Other                                               35,887             -                -                   35,887
                                                   ------------         ----------        ---------         -----------

       Total                                       $  2,036,622        $     5,525        $  -              $ 2,042,147
                                                   ============         ==========        =========         ===========

                                       43

             Securities, with unrealized losses segregated by length of impairment, were as follows:

                                  Less than 12 Months            More than 12 Months                        Total
                             ----------------------------   ----------------------------    -------------------------------
                              Estimated        Unrealized    Estimated        Unrealized     Estimated       Unrealized
                              Fair Value         Losses      Fair Value         Losses       Fair Value        Losses
                             ------------    -------------  ------------    -------------   ------------    --------------
Available-for-sale:
  U.S. Government
   agencies and
   corporations                $2,438,275       $(61,725)     $23,543,855     $(804,015)     $26,982,130      $(865,740)
                               ==========       ========      ===========     =========      ===========      =========

             Declines in the fair value of held-to-maturity and
available-for-sale securities below their cost that are deemed to be other than temporary are reflected in earnings as realized losses. In estimating other-than-temporary impairment losses, management considers, among other things, (i) the length of time and the extent to which the fair value has been less than cost, (ii) the financial condition and near-term prospects of the issuer, and (iii) the intent and ability of the Corporation to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

             Management has the ability and intent to hold the securities classified as held-to-maturity until they mature, at which time the Corporation will receive full value for the securities. Furthermore, as of December 31,
2005, management also had the ability and intent to hold the securities classified as available-for-sale for a period of time sufficient for a recovery of cost. The unrealized losses are largely due to increases in market interest rates over the yields available at the time the underlying securities were purchased. The fair value is expected to recover as the bonds approach their maturity date or repricing date or if market yields for such investments decline. Management does not believe any of the securities are impaired due to reasons of credit quality. Accordingly, as of December 31, 2005, management believes the impairments detailed in the table above are temporary and no impairment loss has been realized in the Corporation's consolidated statement of income.

             The amortized cost and estimated fair value of debt securities at
December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers have the right to call or repay obligations without call or prepayment penalties.

                                                                                                        Estimated
                                                                          Amortized                        Fair
                                                                             Cost                         Value
                                                                       ----------------              ---------------
Available-for-sale:
   Due after one year through five years                                 $26,847,870                    $25,982,130
   Due after five years through ten years                                    -                               -
   Mortgage-backed securities                                                131,468                        134,501
                                                                         -----------                    -----------

       Total                                                             $26,979,338                    $26,116,631
                                                                         ===========                    ===========

Held-to-maturity:
   Due after one year through five years                                 $   -                          $    -
   Due after ten years                                                        30,402                         30,402
                                                                         -----------                    -----------

       Total                                                             $    30,402                    $   30,402
                                                                         ===========                    ===========

                                       44

             During the year ended December 31, 2005 no available-for-sale securities were sold. During 2004, the gross proceeds for the sale of available securities were $7,032,625 and gains of $16,733.

             Securities with a fair value of $14,975,010 at December 31, 2005 have been pledged as collateral for money market and certificate of deposit accounts.

             The only investments to a single issuer that exceeds 10% of stockholders' equity are to government sponsored entities.

6. LOANS AND ALLOWANCE FOR LOAN LOSSES

             The composition of loans, net of unearned income at December 31 is as follows:

                                                                            2005                         2004
                                                                       ------------                 ------------
       Real estate                                                     $102,404,253                $  94,543,110
       Commercial                                                        82,844,979                   72,075,164
       Consumer                                                           4,980,479                    6,368,380
       Credit card loans                                                    765,218                      829,811
                                                                       ------------                 ------------

                                                                       $190,994,929                 $173,816,465
                                                                       ============                 ============

             Transactions in the allowance for loan losses are summarized as follows:

                                                                            2005                          2004
                                                                        -----------                  -----------
       Balance at January 1                                             $ 1,611,880                  $ 1,488,212
                                                                        -----------                  -----------
       Provision charged to operating expense                               410,000                      360,000
                                                                        -----------                  -----------
       Loans charged-off                                                    (91,302)                    (413,390)
       Recovery on loans previously charged-off                             127,983                      177,058
                                                                        -----------                  -----------

             Net recovery (charged-off)                                      36,681                     (236,332)
                                                                        -----------                  -----------

       Balance at December 31                                           $ 2,058,561                  $ 1,611,880
                                                                        ===========                  ===========

             Information with respect to impaired loans at December 31, 2005 and
2004 and for the years then ended is as follows:

                                                                            2005                        2004
                                                                        -----------                  -----------
       Impaired loans with a valuation allowance                        $   558,128                  $   749,794
       Impaired loans without a valuation allowance                          17,805                       49,355
                                                                        -----------                  -----------

             Total impaired loans                                       $   575,933                  $   799,149
                                                                        ===========                  ===========

       Allowance for loan losses related to impaired loans              $    50,808                  $   102,127
       Allowance for loan losses related to other than
         impaired loans                                                   2,007,753                    1,509,753
                                                                        -----------                  -----------

             Total allowance for loan losses                            $ 2,058,561                  $ 1,611,880
                                                                        ===========                  ===========

       Average impaired loans for the year                              $   752,271                  $   746,909
                                                                        ===========                  ===========

                                       45

             Approximately $34,700 and $9,157 of interest income was recognized on impaired loans for the years ended December 31, 2005 and 2004, respectively.
Interest income recognized on impaired loans on a cash basis during 2005 and
2004 was not considered material.

             The Bank has sold certain real estate mortgage loans without recourse and in some cases retained the related servicing rights. The principal balances of these serviced loans, which are not included in the accompanying consolidated balance sheets, totaled $4,331,326 and $4,988,951 at December 31,
2005 and 2004, respectively. There were $716,000 of loans held for sale at
December 31, 2005 and $1,149,000 at December 31, 2004.

             At December 31, 2005 and 2004 the net carrying amount of mortgage servicing rights was $-0- and $3,913, respectively, which approximated fair value and are included in other assets.

             The Bank has granted loans to certain officers and directors of the
Bank and their associates. Related party loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than the normal risk of collectibility. The aggregate dollar amount of these loans was $13,465,670 and $11,508,543 at December 31, 2005 and 2004,
respectively. During 2005, $7,851,906 of new loans were made while repayments totaled $5,894,779. During 2004, $5,116,420 of new loans were made while repayments totaled $2,306,545. The 2004 numbers for loans to officers and directors include two directors that no longer serve on the Board. As of
December 31, 2005 and 2004, the Bank had outstanding loans to the Harbor Bank of
Maryland Community Development Corporation amounting to $1,795,444 and
$2,000,000, respectively.

7. PREMISES AND EQUIPMENT

             The major classes of premises and equipment at December 31 are summarized as follows:

                                                                                      2005                  2004
                                                                                  ------------           -----------
             Land                                                                 $    661,900            $  661,900
             Buildings                                                               2,400,196             3,947,253
             Furniture, fixtures and equipment                                       2,575,067             2,111,982
             Leasehold improvements                                                  4,778,883               625,877
                                                                                  ------------           -----------
                                                                                    10,416,046             7,347,012
               Less accumulated depreciation and amortization                        2,889,706             2,209,292
                                                                                  ------------            ----------

                      Total                                                       $  7,526,340            $5,137,720
                                                                                  ============            ==========

             Depreciation expense was $680,903 and $427,497 for the years ended
December 31, 2005 and 2004.

             The Bank leases branch and office facilities. The lease agreements provide for the payment of utilities and taxes by the lessee. Future minimum payments for each of the five succeeding years under noncancelable operating leases consisted of the following at December 31, 2005:

             2006                            $203,216
             2007                             196,999
             2008                             113,542
             2009                             113,542
             2010                             113,542
             Thereafter                       506,572

                                       46

             Total rental expense under operating leases amounted to $212,914 and $168,096 for the years ended December 31, 2005 and 2004, respectively.

8. CORE DEPOSIT INTANGIBLE

             The Corporation has a finite-lived core deposit intangible asset created in 2002 which is being amortized over a 9-year period beginning in 2002.
Annual amortization expense related to this intangible is expected to be $80,460 per year through 2010 and $60,367 in 2011.

9. TIME DEPOSITS

             At December 31, 2005, time deposits with a remaining maturity of one year or more amounted to $21,924,052. Maturities of all time deposits are as follows:

             2007                                  $10,071,533
             2008                                    9,742,793
             2009                                    1,398,195
             2010                                      482,009
             2011                                      229,522

             Deposits are the Corporation's primary funding source for loans and investment securities. The mix and repricing alternatives can significantly affect the cost of this source of funds and, therefore, impact the margin.

10. INCOME TAX

             The Corporation's provision for income taxes for the years ended
December 31, is summarized as follows:

                                                                           2005                        2004
                                                                        ----------                   --------
     Taxes currently payable                                            $1,205,592                   $868,436
     Deferred taxes                                                       (138,225)                  (106,110)
                                                                        ----------                   --------

     Income tax expense for the year                                    $1,067,367                   $762,326
                                                                        ==========                   ========

             A reconcilement of the difference between the statutory federal income tax rate and the effective tax rate for the Corporation is as follows:

                                                                                     2005                   2004
                                                                                   --------                --------
             Federal income tax rate                                                34.00%                  34.00%
             State income taxes, net of federal income tax effect                    4.02                    2.30
             Increase (decrease) resulting from:
               Increase in value of bank-owned life insurance                       (2.50)                  (2.50)
               Other                                                                 0.65                     .50
                                                                                   ------                  -------

             Effective tax rate                                                     36.17%                  34.30%
                                                                                   ======                  =======

                                       47

             Significant components of the Corporation's deferred tax
liabilities and assets at December 31 are as follows:

                                                                                   2005                      2004
                                                                               -----------                 ---------
             Deferred tax liabilities -
               Goodwill                                                        $   511,749                  $383,812
                                                                               -----------                 ---------

             Deferred tax assets:
               Accrued liability                                                    -                        106,205
               Allowance for loan losses                                           598,506                   440,988
               Deferred loan origination fees                                       -                         14,457
               Depreciation                                                        120,884                    19,189
               Deferred compensation                                               333,716                   237,865
               Deposit premium                                                      90,121                    63,890
                                                                               -----------                 ---------

                  Total gross deferred tax assets                                1,143,227                   882,594
                                                                               -----------                 ---------

             Net deferred tax assets attributable to operations                    631,478                   498,782
             Unrealized loss (gain) on investments charged
               to other comprehensive income                                       340,769                   149,581
                                                                               -----------                 ---------

                  Net deferred income tax assets                               $   972,247                  $648,363
                                                                               ===========                  ========

11. SHORT-TERM BORROWINGS

             As of December 31, 2005, the Bank had an unused available
line-of-credit from the Federal Home Loan Bank of Atlanta ("FHLB") of
$25,610,000.

12. JUNIOR SUBORDINATED DEBENTURES

             On October 9, 2004, the Corporation issued floating rate junior subordinated debt securities due 2033 in the amount of $7.2 million. The debt security was issued by the Corporation pursuant to an indenture, dated as of
October 9, 2004, between the Corporation and Wilmington Trust Company. The capital securities will be issued by Harbor Bankshares Corporation Capital Trust
(the "Trust") pursuant to a purchase agreement dated September 18, 2004, among the Corporation, the Trust and Citigroup Global Markets Inc. Upon the receipt of the funds, the Corporation paid off its long-term debt in the amount of $1.8 million and invested the remaining funds in the amount of $4.9 million as capital in the Bank, increasing the Bank's tier one capital. The interest rate on the debentures was 7.25% at December 31, 2005.

13. EMPLOYEE BENEFIT PLANS

             Stock Options

                  The Corporation has stock option award arrangements which
provide for the granting of options to acquire common stock by directors and key employees. Option prices are equal to or greater than the estimated fair market value of the common stock at the date of the grant. Options are generally exercisable immediately after the date of the grant.

                                       48

                  A summary of the Corporation's stock options as of December
31, 2005 and 2004 and changes during the years ended on those dates is presented below:

                                                                         2005                            2004
                                                               ------------------------        -------------------------
                                                                             Weighted                          Weighted
                                                                              Average                           Average
                                                                             Exercise                          Exercise
                                                                Shares         Price            Shares           Price
                                                               ---------     ----------        --------        ---------
       Outstanding at the beginning of the year                   150,826        $15.93           151,843       $15.49
       Granted                                                      4,891         23.04             9,820        21.69
       Exercised                                                  (11,645)        14.80              (758)       11.61
       Forfeited                                                  (11,331)        14.80           (10,079)       15.76
                                                                ---------                        --------
       Outstanding at end of year                                 132,741         16.24           150,826        15.93
                                                                  =======                         =======

       Options exercisable at year-end                            132,741        $16.24           150,826       $15.93
                                                                  =======        ======           =======       ======

       Weighted average fair value of options
         granted during the year                                   $6.78                          $10.50
                                                                   =====                          ======

                  The following table summarizes information about stock options outstanding at December 31, 2005:

                                                 Options Outstanding and Exercisable
                                                 -----------------------------------

                                                                        Weighted-         Weighted-
                                                Remaining                Average           Average
                             Exercise              Number                  Life           Exercise
                           Price Range          Outstanding              (Years)             Price
                          -------------         -----------           ------------       ------------
                        $15.24 - $23.04          132,741                   3.6              $16.24
                        ===============          =======                   ===              ======

             Profit Sharing Retirement Savings Plan

                  The Corporation has established a defined contribution plan covering employees meeting certain age and service eligibility requirements. The plan provides for cash deferrals qualifying under Section 401(k). Matching contributions made by the Corporation totaled $67,169 and $77,324 for the years ended December 31, 2005 and 2004, respectively.

             Deferred Compensation

                  The Bank has entered into deferred compensation agreements with two of its executive officers. Under the agreements, the Bank is obligated to provide for the officer or his beneficiaries, during a period of fifteen years after the employee's death, disability or retirement, annual benefits ranging from $40,000 to $200,000. The estimated present value of future benefits to be paid is being accrued over the period from the effective date of the agreements until the full eligibility dates of the participants. The expense incurred for this plan for the years ended December 31, 2005 and 2004 was
$248,190 and $225,411, respectively. The Bank is the beneficiary of life insurance policies, with aggregate cash surrender value of $4,178,774 at
December 31, 2005, that was purchased as a method of partially financing benefits under this plan.

                                       49

14. CONCENTRATIONS OF CREDIT RISK

             Real estate loans comprise $102,903,065 and $94,543,110 of the total loan portfolio at December 31, 2005 and 2004, respectively. All real estate mortgage loans are collateralized by real property and/or other assets.

15. REGULATORY MATTERS

             The Corporation and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Corporation's and the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The
Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

             Quantitative measures established by regulation to ensure capital adequacy require the Corporation and the Bank to maintain amounts and ratios
(set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 capital (as defined) to average assets (as defined). As of December 31, 2005, the capital levels of the Corporation and the Bank exceed all minimum capital adequacy requirements to which they are subject. There are no conditions or events since
December 31, 2005 that management believes have changed the Bank's capital rating.

             The Corporation's and the Bank's actual capital amounts and ratios are also presented in the table: (in thousands)

                                                                                                        To Be Well
                                                                                                     Capitalized Under
                                                                              For Capital           Prompt Corrective
                                                         Actual            Adequacy Purposes         Action Provisions
                                                   -----------------    ------------------------   ---------------------
                                                                         Minimum      Required      Minimum   Required
                                                   Amount      Ratio      Amount        Ratio        Amount     Ratio
                                                   ------      -----    ---------    -----------   --------  -----------
As of December 31, 2005:
    Total Capital (to risk-weighted total assets)
       Harbor Bankshares Corporation                $23,566    11.67%      $16,154      8.0%         $20,192       10.0%
       Harbor Bank of Maryland                       23,356    11.59%       16,119      8.0%          20,150       10.0%

    Tier 1 Capital (to risk weighted assets)
       Harbor Bankshares Corporation                $18,321     9.07%      $ 8,077      4.0%         $12,116        6.0%
       Harbor Bank of Maryland                       21,297     9.47%        8,060      4.0%          12,080        6.0%

    Tier 1 Capital (to average assets)
       Harbor Bankshares Corporation                $18,321     7.31%      $ 9,666      4.0%         $12,083        5.0%
       Harbor Bank of Maryland                       21,297     8.83%        9,649      4.0%          12,062        5.0%

                                       50

                                                                                                       To Be Well
                                                                                                    Capitalized Under
                                                                             For Capital            Prompt Corrective
                                                         Actual           Adequacy Purposes         Action Provisions
                                                   ------------------    ---------------------     --------------------
                                                                          Minimum   Required       Minimum    Required
                                                    Amount     Ratio       Amount     Ratio         Amount     Ratio
                                                   --------   -------    ---------- ----------     --------- ----------
As of December 31, 2004:
    Total Capital (to risk-weighted total assets)
       Harbor Bankshares Corporation                $22,040    12.10%      $14,535      8.0%         $18,169       10.0%
       Harbor Bank of Maryland                       21,830    12.01%       14,535      8.0%          18,169       10.0%

    Tier 1 Capital (to risk weighted assets)
       Harbor Bankshares Corporation                $17,242     9.47%      $ 7,267      4.0%         $10,901        6.0%
       Harbor Bank of Maryland                       20,218     9.47%        7,267      4.0%          10,901        6.0%

    Tier 1 Capital (to average assets)
       Harbor Bankshares Corporation                $17,242     7.36%       $9,365      4.0%         $11,707        5.0%
       Harbor Bank of Maryland                       20,218     8.63%        9,365      4.0%          11,707        5.0%

             Bank and holding company regulations, as well as Maryland law, impose certain restrictions on dividend payments by the Bank, as well as restricting extensions of credit and transfers of assets between the Bank and the Company. At December 31, 2005, the Bank could have paid additional dividends of $10,008,477 to its parent company without regulatory approval.

16. EARNINGS PER SHARE

             Basic and diluted earnings per common share calculations for the years ended December 31, 2005 and 2004 are as follows:

                                                                                     2005                  2004
                                                                                  ----------            ----------
       BASIC:
         Net income                                                               $1,883,174            $1,462,055
                                                                                  ----------            ----------

         Average common shares outstanding                                           689,134               704,602
                                                                                  ----------            ----------

         Earnings per common share - basic                                           $2.73                 $2.07
                                                                                     =====                 =====

       DILUTED:
         Net income                                                               $1,883,174            $1,462,055
                                                                                  ----------            ----------

         Average common shares outstanding                                           689,134               704,569

         Stock option adjustment                                                      49,488                51,654
                                                                                  ----------            ----------

         Average common shares outstanding - diluted                                 738,622               756,223
                                                                                  ----------            ----------

         Earnings per common share - diluted                                         $2.55                 $1.93
                                                                                     =====                 =====

             Basic earnings per common share is calculated by dividing net income by the weighted- average number of common shares outstanding for the period.

                                       51

             Diluted earnings per common shares takes into consideration the pro forma dilution assuming the Corporation's outstanding in-the-money stock options were converted or exercised into common shares. The average price of the
Corporation's common stock for the period is used to determine the dilutive effect of outstanding stock options. As of December 31, 2005 none of the
Corporation's 132,741 outstanding stock options were excluded from the computation of diluted earnings per share.

17. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

             In the normal course of business, the Corporation has various outstanding credit commitments which are properly not reflected in the financial statements. These commitments are made to satisfy the financing needs of the
Corporation's clients. The associated credit risk is controlled by subjecting such activity to the same credit and quality controls as exist for the
Corporation's lending and investing activities. The commitments are generally variable rate and involve diverse business and consumer customers and are generally well collateralized. Management does not anticipate that losses, if any, which may occur as a result of these commitments would materially affect the stockholders' equity of the Corporation. Since a portion of the commitments have some likelihood of not being exercised, the amounts do not necessarily represent future cash requirements.

             Loan and credit line commitments, totaled $27,913,000 at December
31, 2005 and $24,301,000 at December 31, 2004. These commitments are contingent upon continuing customer compliance with the terms of the agreement.

             Commercial letters of credit, totaling $907,810 at December 31,
2005 and $1,744,640 at December 31, 2004, are obligations to make payments under certain conditions to meet contingencies related to customers' contractual agreements. They are primarily used to guarantee a customer's contractual and/or financial performance, and are seldom exercised.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

             SFAS No. 107, Disclosure About Fair Value of Financial Instruments
requires the Corporation to disclose fair value information about financial instruments for which it is practicable to estimate, whether or not such fair values are reflected in the consolidated balance sheets. Estimated fair value amounts have been determined using available market information and other valuation methodologies. However, considerable judgment is required to interpret market data in developing the estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amount that could be realized in a current market exchange. The use of different market assumptions and estimation methodologies may have a material effect on the estimated fair value amounts.

             Cash and Due from Banks and Federal Funds Sold

                  The carrying amount approximated fair value.

             Interest-Bearing Deposits in Other Banks

                  Due to their short-term nature, the carrying amount
approximated fair value.

                                       52

             Investment Securities

                  The fair values of securities are based upon quoted market prices when available. If quoted market prices are not available, fair values are based upon quoted market prices of comparable instruments.

             Loans

                  The fair values of variable-rate loans and fixed-rate loans that reprice within one year, with no significant credit risk, are based upon their carrying amounts. The fair values of all other loans are estimated using discounted cash flow analysis, which utilizes interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. The reserve for possible loan losses is allocated to the various components of the loan portfolio in determining the fair value.

             FHLB of Atlanta Stock

                  Due to its restrictive nature, the fair value of FHLB of
Atlanta Stock approximates its carrying value.

             Accrued Interest Receivable

                  The carrying amount reported in the consolidated balance
sheets is a reasonable estimate of fair value.

             Bank-Owned Life Insurance

                  The carrying amount reported in the consolidated balance
sheets represents cash to be received on the surrender value of life insurance policies and is a reasonable estimate of value.

             Deposits

                  The fair value for demand deposits is, by definition, equal to the amount payable on demand at the reporting date. The carrying amounts for variable rate deposits and fixed-rate certificates of deposit that reprice within one year approximate their fair values at the reporting date. Fair values for longer-term fixed-rate certificates of deposit are estimated using discounted cash flow analysis that applies interest rates currently being offered on certificates.

             Accrued Interest Payable

                  Accrued interest payable includes interest expensed but not yet paid for deposits and notes payable. The carrying amount approximates its fair value.

             Long-Term Debt

                  Long-term debt is discounted on a cash flow approach based on market rates as of December 31, 2005 and 2004.

             Off-Balance Sheet Financial Instruments

                  The fair value of loan commitments and letters of credit was estimated based upon the estimated amount of unamortized fees collected or paid incident to granting or receiving the commitment.

                                       53

                  The carrying values and estimated fair values of the
Corporation's financial assets and liabilities are as follows:

                                                  December 31, 2005                        December 31, 2004
                                           --------------------------------        -------------------------------
                                                               Estimated                                 Estimated
                                             Carrying              Fair              Carrying                Fair
                                                Value             Value                 Value               Value
                                           ----------------   -------------       ------------------   -----------
Financial assets:
   Cash and due from banks                   $   7,259,358    $   7,259,358        $    6,867,063     $    6,867,063
   Federal funds sold                           15,624,890       15,624,890             9,845,813          9,845,813
   Interest bearing deposits
     in other banks                                 74,996           74,996             1,352,791          1,352,791
   Investment securities                        26,147,033       26,147,033            28,636,701         28,642,226
   Loans, net of reserves                      188,936,368      190,388,999           172,204,585        172,904,585
   FHLB of Atlanta stock                           470,000          470,000               438,200            438,200
   Accrued interest receivable                   1,101,742        1,101,742             1,034,913          1,034,913
   Bank-owned life insurance                     4,178,774        4,178,774             4,023,808          4,023,808

Financial liabilities:
   Deposits                                    229,844,586       229,843,382          210,223,903        210,030,821
   Accrued interest payable                        683,762           683,762              356,184            356,184
   Junior subordinated debentures                7,217,000         7,217,000            7,217,000          7,217,000

             Off-Balance Sheet Financial Assets

                                                         2005                                    2004
                                           --------------------------------         --------------------------------
                                              Estimated         Estimated            Estimated          Estimated
                                              Amount            Fair Value             Amount           Fair Value
                                           -------------       ------------         -----------        -------------
Commitments to extend credit                   $25,585,000       $27,913,000          $24,301,000        $24,301,000
Other unused commitments                         2,328,000         2,328,000            3,886,000          3,886,000
Commercial letters of credit                       907,810           907,810            1,744,640          1,744,640

19. PARENT COMPANY ONLY FINANCIAL STATEMENTS

                            CONDENSED BALANCE SHEETS

                                                                                            December 31
                                                                                 ----------------------------------
                                                                                   2005                  2004
                                                                                 -----------            -----------
       Assets:
         Balance with subsidiary                                                 $    95,867            $    66,968
         Investment in bank subsidiary                                            23,960,910             23,245,961
         Prepaid placement fee                                                       193,665                201,666
                                                                                 -----------            -----------

             Total assets                                                        $24,250,442            $23,514,595
                                                                                 ===========            ===========

       Liabilities:
         Accrued interest payable                                                $    79,532            $    57,634
         Junior subordinated debentures                                            7,217,000              7,217,000

       Stockholders' equity                                                       16,953,910             16,239,961
                                                                                 -----------            -----------

             Total liabilities and stockholders' equity                          $24,250,442            $23,514,595
                                                                                 ===========            ===========

                                       54

                          CONDENSED STATEMENT OF INCOME

                                                                                     Years Ended December 31
                                                                                  2005                     2004
                                                                               -----------               ----------
       Dividend from subsidiary                                                 $1,681,445               $  731,715
       Interest and other expenses                                                (625,052)                (485,838)
       Income tax benefit                                                          212,518                  165,802
       Equity in undistributed income of subsidiary                                614,263                1,050,376
                                                                               -----------               ----------

             Net income                                                         $1,883,174               $1,462,055
                                                                                ==========               ==========

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                                                       Years Ended December 31
                                                                                      2005                 2004
                                                                                 ------------          -------------
Operating activities:
   Net income                                                                    $  1,883,174          $   1,462,055
   Adjustment to reconcile net income to net
     cash provided by operating activities
   Change in other assets and liabilities, net                                       (354,990)              (176,979)
   Equity in undistributed income of subsidiary                                      (614,263)            (1,050,376)
                                                                                 ------------          -------------

         Net cash provided by operating activities                                    913,921                234,700
                                                                                 ------------          -------------

Investing activities - Investment in subsidiary                                        -                      -
                                                                                 ------------          -------------

Financing activities:
   Retirement of stock                                                               (775,000)                -
   Proceeds from sale of common stock                                                 172,373                  8,170
   Payments of cash dividends                                                        (282,395)              (246,462)
                                                                                 ------------          -------------

        Net cash (used) provided by financing activities                             (885,022)              (238,292)
                                                                                 ------------          -------------

Change in cash and cash equivalents                                                    28,899                 (3,592)

Cash and cash equivalents at beginning of year                                         66,968                 70,560
                                                                                 ------------          -------------

Cash and cash equivalents at end of year                                         $     95,867          $      66,968
                                                                                 ============          =============

                                       55

Item 8. Changes In and Disagreements with Accountants on Accounting and
Financial Disclosure

         None

Item 8A. Controls and Procedures

         The Corporation's management, under the supervision and with the participation of it Chief Executive Officer and the Chief Financial Officer,
evaluated as of the last day of the period covered by this report, the effectiveness of the design and operation of the Corporation's disclosure controls and procedures, as defined in Rule 13a-15 under the Securities Exchange
Act of 1934. Based on that evaluation, the Chief Executive Officer and Chief
Financial Officer concluded that the Corporation's disclosure controls and procedures were adequate. There were no significant changes in the Corporation's internal controls over financial reporting (as defined in Rule 13a-15 under the
Securities Act of 1934) during the quarter ended December 31, 2005, that have materially effected, or are reasonably likely to materially affect, the
Corporation's internal control over financial reporting.

Item 8B. Other Information.

         Not applicable.

PART III

Item 9. Directors, Executive Officers and Control Persons; Compliance with
Section 16(a) of the Exchange Act

Information required by this item is listed below and on page 7 of this report under the caption of "Executive Officers" of the Registrant.

         The charter and by-laws of the Company provide that the directors shall be classified into three classes as equal in number as possible, with each director serving a three-year term. Currently, the Board of Directors is composed of 13 members with Classes I and II each consisting of four member and
Class III consisting of five members. The Board of Directors currently also has three open board seats which will remain open until suitable candidates are located. The terms of the Class II directors are scheduled to expire at the 2006 annual meeting or until their respective successors have been duly elected and qualified.

         Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represent

NAME OF NOMINEES             INFORMATION REGARDING CLASS II DIRECTORS
----------------             ----------------------------------------

Nathaniel Higgs              Reverend Higgs is 75 years old and has served as a
                             director of the Corporation since its formation in
                             1992 and of the Bank since 1981. From December 1966
                             to December 2002, he served as the Pastor of
                             Southern Baptist Church and has now retired.

Delores G. Kelley            Dr. Kelley is 69 years old and has served as a
                             director of the Corporation since its formation in
                             1992 and of the Bank since 1980. She is a retired
                             educator and Senator in the Maryland State Senate.

Erich March                  Mr. March is 54 years old and has served as a
                             director of the Corporation since its formation in
                             1992 and of the Bank since 1981. His is Vice
                             President of March Funeral Homes, Inc.

Stanley W. Tucker            Mr. Tucker is 58 years old and has served as a
                             director of the Corporation and of the Bank since
                             1996. He is President of Meridian management
                             Company, Inc., which is the managing general
                             partner of MMG Ventures, L.P., an investment
                             management company.

                                       56

Directors to serve until 2007 Annual Meeting (Class III)

NAME OF CLASS III DIRECTORS  INFORMATION REGARDING CLASS III DIRECTORS
---------------------------  -----------------------------------------

John Paterakis               Mr. Paterakis is 77 years old and has served as a
                             director of the Corporation since its formation in
                             1992 and of the Bank since 1982. He is President
                             and Chief Executive Officer of H & S Bakery, Inc.
                             and Northeast Foods, Inc.

James Scott, Jr.             Mr. Scott is 48 years old and has served a s
                             director of the Corporation and the Bank since
                             November 2000. He is a principal of Pennan & Scott
                             P.C., an accounting firm. Mr. Scott is a certified
                             public accountant.

Edward St. John              Mr. St. John is 68 years old and has served as a
                             director of the Corporation since its formation in
                             1992 and of the Bank since 1990. He is President
                             and Chief Executive Officer of M.I.E. Investment
                             Company, a real estate development company.

Walter S. Thomas             Pastor Thomas is 55 years old and has served as a
                             director of the Corporation and the Bank since
                             November 2000. He is the Pastor of New Psalmist
                             Church.

George F. Vaeth, Jr.         Mr. Vaeth is 72 years old and has served as a
                             director of the Corporation since its formation in
                             1992 and of the Bank since 1981. He has served as
                             Secretary of the Company since its formation and of
                             the Bank since 1986. He is an architect with
                             G.V.A., an architectural and interior design firm.

2008 Annual Meeting (Class I)

NAME OF CLASS I DIRECTORS    INFORMATION REGARDING CLASS I DIRECTORS
-------------------------    ---------------------------------------

James H. Degraffereidt, Jr.  Mr. Degraffenreidt is 52 years old and has served as a director of the Corporation and of the Bank
                             since 1996. He is Chairman and Chief Executive
                             Officer of WGL Holdings, Inc., distributors of
                             natural gas.

Louis J. Grasmick            Mr. Grasmick is 76 years old and has served as a
                             director of the Corporation since its formation in
                             1992 and of the Bank since 1982. He is Chief
                             Executive Officer of Louis J. Grasmick Lumber
                             Company, Inc.

Joseph Haskins, Jr.          Mr. Haskins is 58 years old and has served as a
                             director of the Corporation since its formation in
                             1992 and of the Bank since 1980. He has served as
                             Chief Executive Officer of the Company since its
                             formation in 1992, Chairman of the Board of the
                             Company Bank since 1995 and Chief Executive Officer
                             of the Bank since 1987.

John D. Ryder                Mr. Ryder is 58 years old and has served as a
                             director of the Corporation and the Bank since
                             January 2000. He was President and Chief Operating
                             Officer of Metro Food Markets, a supermarket chain,
                             until 2000. He was President of AXS Technologies, a
                             software company, until July 2003. Currently, he is
                             President of Tree Top Kids, Inc.

                                       57

CONTINUING DIRECTORS

         The following information is provided with respect directors who will continue to serve as directors of the Company until the expiration of their terms at the times indicated.

                          COMPANY CORPORATE GOVERNANCE
GENERAL

         The Corporation's business is managed under the direction of its Board of Directors. The Board of Directors seeks to increase stockholder value and promote the Corporation's long-term growth. The Board of Directors establishes
Corporation policies and strategies and regularly monitors the effectiveness of the Corporation's management in carrying out these policies and strategies. As part of the Board of Director's commitment to these principles, the Board of
Directors regularly reviews the Corporation's corporate governance policies and practices. This review includes comparing the Corporation's current policies and practices to the policies and practices suggest by various groups and authorities active in corporate governance and policies and practices of public companies in general. The Board of Directors will continue to consider the adoption of changes, as appropriate, to enhance the Corporation's corporate governance policies and practices and to comply with any rule changes made by the SEC.

BOARD ORGANIZATION AND OPERATION

         Members of the Board of Directors are kept informed of the Corporation business through discussions with key member of the Corporation's management team, by reviewing materials provided to the Board of Directors and by participating in meetings of the Board and its committees.

         The Board of Directors has adopted standards for director independence that are in accordance with the standards adopted by the National Association of
Securities Dealers, Inc. (the "NASD") and utilized by companies with securities quoted on Nasdaq. The Board of Directors is not required to adhere to the independence standards adopted by the NASD because the common Stock is not quoted or listed on Nasdaq or any other quotation system or exchange. The Board of Directors believes, however, that a board with at least a majority of independent directors is an important part of good corporate governance principles. Based on the Board of Directors' adopted standards, the Board of
Directors has determined that none of its members has a material relationship with the Corporation and that all of its members are independent directors, except for Messrs. Haskins and Paterakis who are not independent directors because each is an executive officer of the Corporation. As a result, a significant majority of the members of the Board of Directors is independent.

         During 2005, the Board of Directors met 12 times. Each of the nominees and the other directors attended at least 75% of the total Board of Directors meetings and meetings of the board committees on which he or she served, with the exception of Mr. Thomas who attended 60% of these meetings. When necessary or appropriate, the Corporation's independent directors meet in executive sessions without the presence of the Corporation's management. This gives the independent directors the opportunity to discuss management's performance and any other matter that one or more independent directors would like to discuss.

BOARD COMMITTEES

         Each director who serves on the Board of Directors is also a director on the Bank's Board of Directors. The Board of Directors has one standing committee: the Audit Committee (the "Audit Committee"). The Bank's Board of
Directors has a Compensation Committee (the "Compensation Committee") and an
Executive Committee (the "Executive Committee")

         Audit Committee. The Audit Committee responsibilities include the appointment of the Corporation's independent accountants, the preapproval of all audit services and permitted non-audit services provided to the Corporation by the Corporation's independent accountants, reviews of the independence of the
Corporation's independent accountants, and review of the adequacy of internal accounting and disclosure controls of the Corporation. The Audit Committee operates under a written charter adopted by the Board of Directors. In 2005, the
Audit Committee met four times. The current members of the Audit Committee are:
Messrs. Vaeth, Chair, Higgs, March, Scott and Tucker. Each member of the Audit
Committee is an independent director as defined by the current NASD rules. Mr.
Scott has the professional experience deemed necessary o qualify as an audit committee financial expert under the SEC's rules and regulations.

         Compensation Committee. The Compensation Committee structures the compensation of the Corporation's executive officers and administers the
Corporation's employee benefit plans. The Compensation Committee currently does not operate under written charter. The Compensation Committee met once in 2005.
The current members of the Compensation Committee are: Messrs. Grasmick, Chair,
DeGraffenreidt and St. John. Each member of the Compensation Committee is an independent director as defined by the current NASD rules.

                                       58

         Executive Committee. The Executive Committee generally has the authority to exercise all of the power of the Bank's Board of Director in the management and direction of the business affairs of the Bank, subject to specific directions of the Bank's Board of Directors and the limitation of
Maryland law. The Executive Committee met 13 times in 2005. The current members of the Executive Committee are: Messrs. Paterakis, Chair, Haskins,
Degraffenreidt, Grasmick, March, Vaeth and Dr. Kelley. A majority of the members of the Executive Committee is independent as defined by the current NASD rules.

NOMINATION PROCESS

         The Board of Directors does not have a nominating committee. The full
Board of Directors performs the functions of a nominating committee. The Board of Directors does not believe it needs a separate nominating committee because the full Board is comprised predominantly of independent directors and has the time and resources to perform the function of selecting board nominees. When the
Board of Directors performs nominating function, the Board of Directors acts in accordance with the Corporation's corporate charter and bylaws but does not have a separate charter related to the nomination process. Under the Corporation's charter, nominations for director may be made by the Board of Directors or by a stockholder of record who delivers notice along with the additional information and materials required by the Corporation's charter to the Corporation Corporate
Secretary not less then 30 days and no more than 60 days before the annual meeting date. For the Corporation's annual meeting in 2007, the Corporation must receive this notice on or after February 18, 2007 and on or before March 20,
2007. The Corporation's stockholders may obtain a copy of the Corporation charter by writing to the Corporation Corporate Secretary, Harbor Bankshares
Corporation, 25 West Fayette Street, Baltimore, Maryland 21201.

         The Corporation's directors have a critical role in guiding the
Corporation's strategic direction and in overseeing the Corporation's management. The Board of Directors considers candidates for the Board based upon several criteria, including their broad-based business and professional skills and experiences, concern for the long-term interests of stockholders, and personal integrity and judgment. Candidates should have reputations, both personal and professional, consistent with the Corporation's image and reputation. Because diversity is important, the Board of Directors seeks to ensure that its directors reflect the gender and ethnic diversity of the
Corporation's community. The majority of directors on the Board of Directors should be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the banking industry. Accordingly, the Board of Directors seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Corporation.

         The Board of Directors utilizes the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Board of Directors review such directors'
overall service to the company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the directors on the Board of Directors are polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by the Corporation's stockholders and may also engage, if the Board of Directors deems appropriate, a professional search firm. To date, the Board of Directors has not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary. The Board of Directors then meets to discuss and consider these candidates' qualifications and then chooses a candidate by a majority vote.

DIRECTOR ATTENDANCE AT THE CORPORATION ANNUAL MEETING

         The Corporation does not have a formal policy regarding attendance by members of the Board of Director at the Corporation's annual meetings of stockholders. The Corporation has always encouraged its directors to attend its annual meetings of stockholders and expects to continue this policy. In 2005, 13
Corporation directors attended the Corporation's annual meeting of stockholders.

STOCKHOLDER COMMUNICATION WITH THE BOARD

         The Corporation does not have a formal process for stockholder communications with the Board of Directors. The Corporation has made an effort to ensure that the Board of Directors or individual directors, as applicable, hear the views of Corporation's stockholders. The Corporation believes that it has been responsive regarding conveying stockholder communications to the Board of Directors.

                                       59

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Based solely on the Corporation's review of the copies of initial statements of beneficial ownership on Form 3 and reports of changes in beneficial ownership on
Form 4 that it has received in the past year, annual statements of changes in beneficial ownership on Form 5 with respect to the last fiscal year, and written representations that no such annual statement of change in beneficial ownership was required, all directors, executive officers, and beneficial owners of more than 10% of its common stock have timely filed those reports with respect to
2005, except for a Form 4 reporting acquisition of shares upon option exercise by Director Grasmick, which was inadvertently filed 1 day late. . The
Corporation makes no representation regarding persons who have not identified themselves as being subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, or as to the appropriateness of disclaimers of beneficial ownership.

Item 10. Executive Compensation

         Information required by this item is listed below.

CODE OF ETHICS AND BUSINESS CONDUCT

         For years the Corporation has had policies regarding conflicts of interest and securities law compliance. The Corporation has adopted a Code of
Ethics and Business Conduct that reflects these longstanding policies and contains additional policy initiatives. The Corporation requires all its directors, executive officers and employees to adhere to the Code of Ethics and
Business Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Ethics and Business Conduct requires that the
Corporation's directors, executive officers and employees avoid conflict of interest, comply with securities laws and other legal requirements and conduct business in an honest and ethical manner. The Corporation conveys to its directors, executive officers and employees both their obligations and responsibilities under and the importance of the Code of Ethics and Business
Conduct.
         Directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. The Corporation has established procedures for receiving, retaining and treating complaints received regarding accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Corporation's stockholders may obtain a copy of the Code of Ethics and Business conduct by writing to the
Corporation's Corporate Secretary, Harbor Bankshares Corporation, 25 West
Fayette Street, Baltimore, Maryland 21201. A Copy of the Code of Ethics and
Business Conduct has been filed with the SEC as an exhibit to the Corporation's
Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following table shows compensation paid to certain executive officers of the Corporation for the three-year period ended December 31, 2005.
No other executive officer of the Corporation received total annual compensation in excess of $100,000 during such period.

                                                            ANNUAL COMPENSATION
                                                      ------------------------------
                                                                                          ALL OTHER
NAME AND POSITION                                     YEAR      SALARY       BONUS       COMPENSATION
-----------------                                     ----     ---------    -------      ------------
Joseph Haskins, Jr. (1)(2)                            2005     $213,383     170,706        $6,191
 Chairman, President and                              2004      207,168     165,734         6,191
 Chief Executive Officer                              2003      203,105     182,795         6,191

Teodoro J. Hernandez                                  2005       99,548      14,955            --
 Vice President and Treasurer                         2004       91,781       9,179            --
                                                      2003       90,000      17,000            --

Darius L. Davis                                       2005      101,904      15,000            --
 Executive Vice President/Bank                        2004       86,797      15,000            --

(1) Bonus paid pursuant to the terms of Mr. Haskins' employment agreement.

(2) All other compensation represents premiums for term life benefit paid by the
Corporation.

                                       60

                        OPTION GRANTS IN LAST FISCAL YEAR

         The Corporation has adopted stock option plans, pursuant to which it has reserved 226,886 shares of its Common Stock for the issuance of options. The following table sets forth information regarding the options granted to the named executive officers during 2005.

                                   NUMBER OF           PERCENT OF TOTAL       EXERCISE OR      MARKET PRICE PER
                               SHARES UNDERLYING      OPTIONS GRANTED TO      BASE PRICE         SHARE ON DATE
NAME                            OPTIONS GRANTED    EMPLOYEES IN FISCAL YEAR   PER SHARE             OF GRANT       EXPIRATION DATE
----                            ---------------    ------------------------   ---------             --------       ---------------
Joseph Haskins, Jr. ......          2,560                    42.3%              $25.00                $25.00           1/1/2016
Teodoro J. Hernandez......            796                    13.2                25.00                 25.00           1/1/2016
Darius L. Davis...........          1,223                    20.2                25.00                 25.00           1/1/2016

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND YEAR END VALUE OF OPTIONS

         The following table set for the aggregated option exercises in 2005 and the option values at December 31, 2005, based upon a market value for Company
Common Stock of $25.00 per share:

                                     NUMBER OF                            NUMBER OF          VALUE OF UNEXERCISE
                                  SHARES ACQUIRED       VALUE       UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
NAME                                ON EXERCISE        REALIZED     AT FISCAL YEAR-END(1)    AT FISCAL YEAR-END
----                                -----------        --------     ---------------------    ------------------
Joseph Haskins, Jr. .........         4,053             41,330             50,938                  $345,989
Teodoro J. Hernandez ........            --                 --              8,775                    59,085
Daruius L. Davis.............            --                 --              3,048                     5,024

-----------------
(1) Currently exercisable options.

COMPENSATION OF DIRECTORS

         Directors of the Corporation receive a fee of $533 for each board meeting attended ($1,066 if the director is a member of the Corporation's
Executive Committee), but do not receive a fee for attendance at the committee meetings. Mr. Vaeth received an additional fee of 4,340 for acting as secretary at each of the board and board committee meetings. Total fees paid to directors of the Corporation during 2005 were $104,605. Directors who are not employed by the Corporation or the Bank are permitted to elect whether to receive their fees in the form of cash or in the form of options to purchase Common Stock of the
Corporation under the 1995 Director Stock Option Plan which has been approved by the Corporation's stockholders. The exercise prices of the options will equal the market price of the Common Stock on the date of grant. The Corporation did not grant any options to its directors in 2005.

MR. HASKINS' EMPLOYMENT AGREEMENT AND RETIREMENT BENEFIT

         Joseph Haskins, Jr. has an employment agreement with the Corporation and the Bank for a four-year term commencing as of January 1, 2000, which term may be automatically renewed for additional three-year terms unless earlier terminated. The employment agreement provides that Mr. Haskins will serve as
Chairman of the Board, President and Chief Executive Officer of the Corporation
and Chairman of the Board and Chief Executive Officer of the Bank at an annual salary of $182,330, subject to annual increases approved by the Corporation and the Bank. Under the employment agreement, Mr. Haskins may also receive an annual incentive bonus based upon the attainment of goals and objectives set by the
Corporation's Board of Directors. If the minimum level of such goals and objectives is not met, Mr. Haskins will not be entitled to an incentive bonus.
If the Corporation's Board of Directors awards Mr. Haskins an incentive bonus, the amount of the bonus will range from 60% to 100% of Mr. Haskins's then current salary, as determined by the Board of Directors. In addition to the benefit programs, plans, and arrangements of the Corporation and the Bank generally available to their employees and the normal perquisites provided to their senior executive officers, the employment agreement provides that Mr.
Haskins will receive long-term disability insurance, life insurance, and an automobile allowance. Further, the Corporation must maintain a key man life insurance policy on the life of Mr. Haskins in order to provide the funds necessary to buy his shares of Corporation Common Stock from his estate or his heirs.

                                       61

         If the Corporation terminates Mr. Haskins' employment because he becomes disabled, the Corporation will continue to provide Mr. Haskins with long-term disability insurance and medical and group life insurance until he attains age 65. Upon termination without cause or resignation with good reason
(as those terms are used in the employment agreement), Mr. Haskins would be entitled to (1) severance pay equal to three times his base salary at the time of termination, payable in three equal annual installments, the first of which is due within 30 day of termination, (2) a pro rated bonus based upon the bonus paid in the year prior to termination or resignation, and (3) immediate vesting of his outstanding options. If Mr. Haskins voluntarily resigns without good reason or if the Corporation terminates his employment for cause, the
Corporation would not have any further obligations to Mr. Haskins under his employment agreement.

         The Corporation must pay a change of control benefit to Mr. Haskins if either (1) within 12 months after a change of control of the Corporation, the
Corporation terminates Mr. Haskins' employment without cause or Mr. Haskins terminate his employment for good reason or (2) within 30 days after the expiration of six month after the change in control, Mr. Haskins' terminates his employment for any reason. The change of control benefit would equal the greater of (1) 2.99 times the average of Mr. Haskins' gross compensation from the
Corporation over the five-year period before the termination or (2) the amount
Mr. Haskins would receive if he was terminated without cause, as described in the prior paragraph. Further, in such event, Mr. Haskins would be entitled to the immediate vesting of his options.

         Mr. Haskins may be entitled to receive a retirement benefit under an executive supplemental retirement plan. Mr. Haskins will receive 15 annual payment of the greater of (1) 63% of his final base salary or (2) $200,000, payable at the time of retirement, if he retires at or after age 62. Mr. Haskins will receive 15 annual payments, each payment being equal to 63% of his final base salary, payable at the time of retirement or termination (or in the case of a disability, at the age of 65), if before age 62:

             o  Mr. Haskins terminates his employment for good reason or, within
                30 days after the expiration of six months after a change of control of the Corporation, Mr. Haskins terminates his
                employment with or without good reason; or

             o  the Corporation terminates Mr. Haskins' employment without cause or because of a disability.

         If Mr. Haskins terminates his employment before age 62 without good reason, Mr. Haskins will be entitled to a prorated amount of 63% of his final base salary based upon the number of years he provided services to the Corporation from the year 2000 until such time has he retires.
         However, if the Corporation terminates Mr. Haskins' employment for cause, Mr. Haskins will forfeit his retirement benefit. In the event of
         Mr. Haskins' death, Mr. Haskins' beneficiaries would be entitled to receive the reminder of the retirement benefit should he die before receipt of the full retirement benefit.

INFORMATION REGARDING MR. HERNANDEZ

         Mr. Hernandez is 61 years old and has served as Vice President and
Cashier of the Bank since 1982 and Vice President and Treasurer of the
Corporation since its formation in 1992. He became a Senior Vice President of the Bank in 1998.

         Mr. Hernandez may be entitled to receive a retirement benefit under an executive supplemental retirement plan. Mr. Hernandez will receive 15 annual payments of $40,000, payable at the time of retirement, if he retires at or after age 65. Mr. Hernandez will receive 15 annual payments, in amounts ranging from $5,309 to $40,000, if Mr. Hernandez retires before age 65. In the event of a change of control of the Bank, if Mr. Hernandez's employment is terminated for any reason (other than a Bank-approved leave of absence), Mr. Hernandez will be entitled to receive the same benefit as if he retired at or after age 65. Mr.
Hernandez's beneficiaries would be entitled to receive the remainder of the retirement benefit should he die before receipt of the full retirement benefit.
In the event of Mr. Hernandez's death while in active services of the Bank, Mr.
Hernandez's beneficiaries would be entitled to receive a lump sum payment ranging from $38,676 to $396,987, depending upon the year of his death. However, if the Board of Directors terminates Mr. Hernandez's employment for cause, Mr.
Hernandez will forfeit his retirement benefit.

                                       62

Item 11. Security Ownership of Certain Beneficial Owners and Management and
Related Stockholder Matters

         Information required by this item is listed below:

                                 STOCK OWNERSHIP

         There were 641,784 shares of the Common Stock issued and outstanding on
March 3, 2006. The following table shows the beneficial ownership of the Common
Stock as of this dates by: (1) each of the Corporation's current named executive officers and directors and (2) all of the Corporation's current directors and executive officers as a group.

                                                                 NUMBER OF SHARES
                                                                   BENEFICIALLY      PERCENTAGE OF SHARES
NAME OF BENEFICIAL OWNER(1)(2)                                       OWNED(3)          BENEFICIALLY OWNED
------------------------------                                   -----------------   --------------------
Joseph Haskins, Jr. (4) ..................................            95,538                13.79%
Teodoro J. Hernandez (5) .................................             8,775                 1.35%
James H. Degraffereidt, Jr. (6) ..........................            13,928                 2.13%
Louis J. Grasmick (7) ....................................            23,227                 3.42%
Nathaniel Higgs (8) ......................................             9,545                 1.47%
Delores G. Kelley (9) ....................................            16,923                 2.60%
Erich March (10) .........................................            26,093                 4.00%
John Paterakis (11) ......................................            58,789                 9.16%
John D. Ryder ............................................             3,219                   *
James Scott, Jr. (12) ....................................             3,747                   *
Edward St. John ..........................................            13,488                 2.10%
Walter S. Thomas (13) ....................................               228                   *
Stanley W. Tucker (14) ...................................            13,268                 2.07%
George F. Vaeth, Jr. (15) ................................            20,725                 3.18%

All directors and executive officers
As a group (14 persons) (16) .............................           307,493                40.40%

----------------
*      Less Than 1%

(1)    Unless otherwise specified, the address of these persons is c/o Harbor
       Bankshares Corporation, 25 West Fayette Street, Baltimore, Maryland
       21201.

(2)    The Corporation uses the SEC's definition of beneficial ownership. This means that the person named in this table have sole or shared voting and/or investment power over the shares shown. Beneficial ownership also includes shares underlying options currently exercisable or exercisable within 60 days.

(3)    Unless otherwise specified, the number of shares shown represents shares of Common Stock.

(4)    Represents 44,600 shares of Common Stock and 50,938 shares of Common
       Stock issuable upon the exercise of options.

(5)    Represents 8,775 shares of Common Stock issuable upon the exercise of options.

(6)    Represents 4,325 hares of Common Stock and 9,603 shares of Common Stock issuable upon the exercise of options.

(7)    Represents 13,227 shares of Common Stock (including 3,848 shares jointly owned with Mr. Grasmick and his son and 8,780 shares jointly owned by Mr.
       Grasmick and his wife) and 10,000 shares of Common Stock issuable upon the exercise of options.

(8)    Represents 4,545 shares of Common Stock (including 4,175 shares jointly owned by Reverend Higgs and his wife) and 5,000 shares of Common Stock issuable upon the exercise of options.

(9)    Represents 6,923 shares of Common Stock (including 619 shares jointly owned by Dr. Kelley and her husband) and 10,000 shares of Common Stock issuable upon the exercise options.

(10)   Represents 16,093 shares of Common Stock (including 15,435 shares owned by a corporation over which Mr. March has the power to vote) and 10,000 shares of Common Stock issuable upon the exercise of options.

(11)   Includes 32,874 shares of Common Stock owned by three corporations controlled by Mr. Paterakis (J and B Associates, Inc. - 16,437 shares; H
       & S Bakery, Inc. - 6,164 shares; Northeast Food, Inc. 10,273 shares) and
       11,300 shares of Common Stock owned by Paterakis Limited Partnership,
       LLP.

(12)   Includes 3,430 shares of Common Stock jointly owned by Mr. Scott and his wife.

(13)   The number of shares of Common Stock owned does not include 3,757 shares owned by a religious organization over which Pastor Thomas has the power to vote.

(14)   Includes 13,234 shares of Common Stock owned by MMG ventures L.P. over which Mr. Tucker has authority to vote.

(15)   Represents 10,725 shares of Common Stock and 10,000 shares of Common
       Stock issuable upon the exercise of options.

(16)   Represents 193,177 shares of Common Stock and 114,316 shares of Common
       Stock issuable upon the exercise of options.

                                       63

Item 12.  Certain Relationships and Related Transactions

         During the past year the Bank has had loan transactions in the ordinary course of its banking business with directors and executive officers of the Bank and with their affiliates. Loans to such persons were made in the ordinary course of business and did not and do not currently involve more than the normal risk of collectibility or present other unfavorable features. All such loans were made on substantially the same terms including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with non-affiliates. The bank expects to enter into such transaction in the future. As of December 31, 2005, loans to directors and executive officers of the Bank, and their affiliates, including loans guaranteed by such persons and unfunded commitments made in 2005, aggregated $13,468,000 or approximately 63.2% of tangible stockholders' equity of the Bank.

Item 13.  Exhibits

 The following is a list of exhibits filed as part of this Annual Report on Form
10-KSB.

No.               Exhibit

3.1         Articles of Incorporation of Harbor Bankshares Corporation
            (incorporated by reference to Exhibit 3(a) to Registration Statement on Form S-4 filed July 17, 1992.

3.2         Bylaws of Harbor Bankshares Corporation (incorporated by reference to Exhibit 3(b) to Registration Statement on Form S-4 filed July 17,
            1992.

10.1*       Harbor Bankshares Corporation Stock Option Plan (incorporated by reference to Exhibit 10(b) to Registration Statement on Form S-4
            filed July 17, 1992.

10.2*       Employment Agreement by and between Joseph Haskins, Jr., Harbor
            Bankshares Corporation, and the Harbor Bank of Maryland effective
            January 1, 2000.

10.3        1995 Directors Stock Option Plan

10.4,10.5   Deferred Compensation Agreements.

13          Portions of the Annual Report to Shareholders for the Year Ended
            December 31, 2005

14          Code of Ethics

23          Consent of Independent Registered Public Accounting Firm

31(a),(b)   Rule 13a-14(a)/15d-14(a) Certifications

32(a),(b)   18 U.S.C. Section 1350 Certifications

*           Management contract or compensatory plan or arrangement.

The Corporation will furnish copies of the exhibits to this report upon request of its stockholders upon payment of a reasonable fee upon request to Teodoro J.
Hernandez, Treasurer, Harbor Bankshares Corporation, 25 West Fayette Street,
Baltimore, Maryland 21201.

                                       64

Item 15. Principal Accountant Fees and Services

GENERAL

         The Audit Committee has retained Stegman & Company as independent public accountants to audit the Corporation's 2006 consolidated financial statements. Stegman & Company also audited the Corporation's consolidated financial statements for 2004 and 2005. A representative of Stegman & Company is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she decides, and will respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

                                        2005        2004
                                        ----        ----
Audit Fees                           $60,500     $59,950
Audit-Related Fees                     1,950       2,250
Tax Fees                              10,425      10,725
All Other Fees                            --          --
     Total                           $72,875     $72,925

           Fees that the Corporation paid to Stegman & Company in 2004 and 2005 are set forth in the above table. Audit fees are fees the Corporation paid
Stegman & Company for the audit and quarterly reviews of the Corporation's consolidated financial statements, assistance with the review of documents filed with the SEC, consent procedures and accounting consultation related to transaction and the adoption of new accounting pronouncements. Audit-related fees are fees for services that are reasonably related to the performance of the audit or the review of the Corporation's consolidated financial statements and principally included consultation concerning financial accounting and reporting standards. Tax fee primarily included tax compliance services. Stegman & Company did not provide any other services to the Corporation in 2004 and 2005.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDI AND NON-AUDIT SERVICES

           The Audit committee's policy is to pre-approve all audit and non-audit services proved by the independent public accountants. These services may include audit services, and audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is derailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when expedition of services is necessary.
The Chair is required to report any decision to pre-approve such services to the full Audit Committee at its next meeting. The independent public accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date.

                                       65

SIGNATURES

           In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       HARBOR BANKSHARES CORPORATION

By:    /s/ Teodoro J. Hernandez
Title: Vice President and Treasurer
Date:  March 8, 2006

           In accordance with Section 13 or 15(d) of the Exchange Act, this report has been signed by the following persons on behalf of the Registrant, and in the capacities, and on the dates indicated:

By:    /s/ Joseph Haskins, Jr.
Title: Chairman of the Board, President, and Chief Executive
       Officer
Date:  March 8, 2006
---------------------------------------

By:    /s/ Nathaniel Higgs                    By:    /s/ James H. DeGraffenreidt
Title: Director                               Title: Director
Date:  March 8, 2006                          Date:  March 8, 2006
---------------------------------------       ----------------------------------

By:    /s/ George F. Vaeth, Jr.               By:    /s/ Louis Grasmick
Title: Director                               Title: Director
Date:  March 8, 2006                          Date:  March 8, 2006
---------------------------------------       ----------------------------------
By:    /s/ Stanley W. Tucker                  By:    /s/ John D. Ryder
Title: Director                               Title: Director
Date:  March 8, 2006                          Date:  March 8, 2006
---------------------------------------       ----------------------------------
By:    James Scott, Jr.                       By:    /s/ Erich W. March
Title: Director                               Title: Director
Date:  March 8, 2006                          Date:  March 8, 2006
---------------------------------------       ----------------------------------
By:    /s/ John Paterakis                     By:    /s/ Edward St. John
Title: Director                               Title: Director
Date:  March 8, 2006                          Date:  March 8, 2006
---------------------------------------
By:    /s/ Walter S. Thomas, Sr.
Title: Director
Date:  March 8, 2006
---------------------------------------
By:    /s/ Delores J. Kelly
Title: Director
Date:  March 8, 2006
---------------------------------------

                                       66

APPENDIX E

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-QSB

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2006.

OR

TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission File Number 0-20990

HARBOR BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	52-1786341

(State of other jurisdiction of incorporation or organization)	(IRS Employer identification No.)

25 W. Fayette Street, Baltimore, Maryland	21201

(Address of principal executive office)	(Zip code)

Registrants' telephone number, including area code:	(410) 528-1800

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or such shorter period that the registrant was required to file such reports); and (2) has been subject to such filing requirements for the past 90 days.

Yes No

Indicate by check mark whether the registrant is a shell company (as defined in rule 12b-2 of the Exchange Act.

Yes No

APPLICABLE ONLY TO CORPORATE ISSUERS: Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date.

Common stock, non-voting, $.01 Par value – 33,795 shares as of August 9, 2006.

Common stock, $.01 Par value –641,784 shares as of August 9, 2006.

HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

INDEX

PART I	FINANCIAL INFORMATION

	Item 1	Financial Statements

Consolidated Statements of Financial Condition – June 30, 2006 (Unaudited) and December 31, 2005

Consolidated Statements of Income, (Unaudited) – Three months Ended June 30, 2006 and 2005

Consolidated Statement of Income, (Unaudited) Six months Ended June 30, 2006 and 2005.

Consolidated Statement of Cash Flows (Unaudited) -Six months Ended June 30, 2006 and 2005

Notes to Unaudited Consolidated Financial Statements

	Item 2	Management's Discussion and Analysis of Financial Condition and Results of Operations

	Item 3	Controls and Procedures

PART II	OTHER INFORMATION

SIGNATURES

Back to Contents

HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	June 30, 2006	December 31, 2005

	(Unaudited)
	Dollars in Thousands
ASSETS
Cash and Due from Banks	$6,665	$7,334
Federal Funds Sold	2,255	15,625
Investment Securities:
Held to maturity at amortized cost (fair value of $23 as of June 30, 2006 and $30 as of December 31, 2005)	23	30
Available for Sale, at fair value	26,006	26,117

Total Investment Securities	26,029	26,147

Loans Held for Sale	—	716
Loans	205,605	190,279
Allowance for Loan Losses	(2,145)	(2,059)

Net Loans	203,460	188,220
Property and Equipment – Net	7,518	7,526
Goodwill	2,506	2,506
Intangible Assets	423	463
Bank-owned Life Insurance	4,257	4,179
Accrued Interest Receivable and Other Assets	5,061	3,920

TOTAL ASSETS	$258,174	$256,636

LIABILITIES AND STOCKHOLDER'S EQUITY
Deposits:
Non-Interest Bearing Demand	$46,770	$50,433
Interest Bearing Transaction Accounts	23,587	25,562
Savings	81,861	87,499
Time, $100,000 or more	42,558	32,810
Other Time	33,699	33,540

Total Deposits	228,475	229,844

Short Term Borrowings	3,000
Junior Subordinated Debentures	7,217	7,217
Accrued Interest and Other Liabilities	2,252	2,621

TOTAL LIABILITIES	240,944	239,682

STOCKHOLDERS' EQUITY
Common stock, – par value $.01 per share:
Authorized 10,000,000 shares; issued and outstanding 641,784 at June 30, 2006 and 651,784 at December 31, 2005 and 33,795 common non-voting at June 30, 2006 and December 31, 2005	6	7
Paid-in Capital	6,405	6,616
Retained Earnings	11,405	10,853
Accumulated other comprehensive loss	(586)	(522)

TOTAL STOCKHOLDERS' EQUITY	17,230	16,954

TOTAL LIABILITIES and STOCKHOLDERS' EQUITY	$258,174	$256,636

See Notes to Unaudited Consolidated Financial Statements

Back to Contents

HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30

	2006	2005

	(Unaudited) Dollars in Thousands Except Per Share Data
INTEREST INCOME
Interest and Fees on Loans	$4,047	$3,393
Interest on Investment Securities (Taxable)	209	209
Interest on Deposits in Other Banks	—	9
Interest on Federal Funds Sold	27	20
Other Interest Income	9	3

TOTAL INTEREST INCOME	4,292	3,634

INTEREST EXPENSE
Interest on Deposits:
Savings	614	316
Interest Bearing Transaction Accounts	13	13
Time $100,000 or More	316	150
Other Time	344	281
Interest Other Borrowed Money	40	9
Interest on Junior Subordinated Debentures	141	106

TOTAL INTEREST EXPENSE	1,468	875

NET INTEREST INCOME	2,824	2,759
Provision for Loan Losses	80	120

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	2,744	2,639
NON-INTEREST INCOME
Service Charges on Deposit Accounts	188	249
Other Income	221	198

TOTAL NON-INTEREST INCOME	409	447

NON-INTEREST EXPENSE
Salaries and Employee Benefits	1,158	1,077
Advertising	107	109
Occupancy Expense of Premises	319	246
Equipment Expense	84	79
Professional Cost	74	53
Data Processing Expense	275	265
Other Expenses	448	398

TOTAL NON-INTEREST EXPENSES	2,465	2,227

INCOME BEFORE INCOME TAXES	688	859
Applicable Income Taxes	240	321

NET INCOME	$448	$538

BASIC EARNINGS PER SHARE	$0.66	$0.78
DILUTED EARNINGS PER SHARE	$0.62	$0.72
Dividends Declared per Share	—	—

See notes to unaudited consolidated Financial Statements

Back to Contents

HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Six Months Ended June 30

	2006	2005

	(Unaudited) Dollars in Thousands Except Per Share Data
INTEREST INCOME
Interest and Fees on Loans	$7,824	$6,560
Interest on Investment Securities (Taxable)	416	428
Interest on Deposits in Other Banks	1	18
Interest on Federal Funds Sold	178	46
Other Interest Income	17	10

TOTAL INTEREST INCOME	8,436	7,062

INTEREST EXPENSE
Interest on Deposits:
Savings	1,223	579
Interest Bearing Transaction Accounts	26	27
Time $100,000 or More	575	285
Other Time	678	511
Interest Other Borrowed Money	41	13
Interest on Junior Subordinated Debentures	271	203

TOTAL INTEREST EXPENSE	2,814	1,618

NET INTEREST INCOME	5,622	5,444
Provision for Loan Losses	135	240

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,487	5,204
NON-INTEREST INCOME
Service Charges on Deposit Accounts	356	487
Other Income	430	452
Loss on Sale of Loans	(2)	—

TOTAL NON-INTEREST INCOME	784	939

NON-INTEREST EXPENSE
Salaries and Employee Benefits	2,344	2,198
Advertising	196	196
Occupancy Expense of Premises	649	460
Equipment Expense	170	166
Professional Cost	129	241
Data Processing Expense	549	526
ATM Loss	—	225
Other Expenses	843	813

TOTAL NON-INTEREST EXPENSES	4,880	4,825

INCOME BEFORE INCOME TAXES	1,391	1,318
Applicable Income Taxes	496	486

NET INCOME	$895	$832

BASIC EARNINGS PER SHARE	$1.32	$1.20
DILUTED EARNINGS PER SHARE	$1.24	$1.11
Dividends Declared per Share	$0.50	$0.40

See notes to unaudited consolidated Financial Statements

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30

	2006	2005

	(Unaudited) Dollars in Thousands
OPERATING ACTIVITIES
Net Income	$895	$832
Adjustments to Reconcile Net Income to Net Cash
And Cash Equivalents Provided by Operating
Activities:
Origination of Loans Held for Sale	—	(152)
Proceeds from the Sale of Loans Held for Sale	714	—
Increase in bank-owned life insurance policies	(78)	(78)
Loss on sale of loans	2	—
Provisions for loan losses	135	240
Depreciation and Amortization	480	330
(Increase) Decrease in Interest Receivable and Other Assets	(1,171)	1,214
(Decrease) Increase in Interest Payable and Other Liabilities	(369)	322

Net Cash Provided by Operating Activities	608	2,708

INVESTING ACTIVITIES
Net decrease in Deposits at Other Banks	—	1,294
Proceeds from Matured Securities and Principal Payments	12	2,005
Net Increase in Loans	(15,265)	(8,224)
Purchase of Premises and Equipment	(432)	(1,885)

Net Cash Used in Investing Activities	(15,685)	(6,810)

FINANCING ACTIVITIES
Net (Decrease) Increase in Non-Interest Bearing
Transaction Accounts	(3,663)	1,440
Net (Decrease) Increase in Interest Bearing
Transaction Accounts	(1,975)	4,827
Net Decrease in Savings Deposits	(5,638)	(1,938)
Net Increase in Time Deposits	9,907	3,352
Short Term Borrowings	3,000	—
Payment of Cash Dividends	(343)	(282)
Retirement of Common Stock	(250)	(525)
Proceeds from the Sale of Common Stock	—	63

Net Cash Provided by Financing Activities	1,038	6,937

(Decrease) Increase in Cash and Cash Equivalents	(14,039)	2,835
Cash and Cash Equivalents at Beginning of Period	22,959	16,714

Cash and Cash Equivalents at End of Period	$8,920	$19,549

See notes to unaudited consolidated Financial Statements

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements
For the Three Months and Six Months Ended June 30, 2006

Note A:	Basis of Presentation

The accompanying unaudited consolidated financial statements of Harbor Bankshares Corporation and subsidiaries (The “Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10 – QSB. Accordingly, they do not include all the information required for complete financial statements. In the opinion of management, all adjustments and reclassifications considered necessary for a fair presentation have been included. All such adjustments are of a normal recurring nature. Operating results for the three month and six month periods ended June 30, 2006, are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. The enclosed unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto incorporated by reference in the Company’s Annual Report on Form 10 – KSB for the year ended December 31, 2005. Certain reclassifications have been made to amounts previously reported to conform to the classifications made in 2006.

Note B:	Comprehensive Income

The Company’s comprehensive income consists of its net income and unrealized holding losses on its available for sale securities, net of taxes.

Presented below is a reconciliation of net income to comprehensive income.

	Three Months Ended March 31		Six Months Ended June 30

	2006	2005	2006	2005

Net Income	$448	$538	$895	$832

Unrealized (loss) gains on securities
Available-for-sale	(35)	164	(106)	(524)

Related Income Tax (benefit) expense	(14)	65	(42)	(207)

	(21)	99	(64)	(317)

Total Comprehensive Income	$427	$637	$831	$515

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

EARNINGS PER SHARE

Note C:	Basic earnings per share is computed by dividing net income by the weighted average number of common shares outstanding for the period. Basic earnings per share does not include the effect of potentially dilutive transactions or conversions. The computation of diluted earnings per share reflects the potential dilution of earnings per share under the treasury stock method, which could occur if contracts to issue common stock, such as stock options, were exercised and shared in corporate earnings. At June 30, 2006 and 2005, there were no antidilutive options to purchase common shares.

The following table presents a summary of per share data and amounts for the period indicated:

(amount in thousands except per-share data)

	Three Months Ended June 30		Six Months Ended June 30

	2006	2005	2006	2005

Basic:

Net income applicable to common stock	$448	$538	$895	$832

Average common shares outstanding	675	691	678	694

Basic earnings per share	$.66	$.78	$1.32	$1.20

Diluted:

Net income applicable to common stock	$448	$538	$895	$832

Average common shares outstanding	675	691	678	694

Stock option adjustment	41	55	41	55

Diluted average common shares outstanding	716	746	719	749

Diluted earnings per share	$.62	$.72	$1.24	$1.11

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

Note D:

EMPLOYEE STOCK-BASED COMPENSATION

Effective on January 1, 2006, the Company adopted Financial Accounting Standards Board Statement No. 123R, “Share-Based Payment” (Statement 123R), which requires an entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. Previously, the Company accounted for stock-based compensation plans and the employee stock purchase plan in accordance with Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees” and related Interpretations and provided the required pro forma disclosures of Financial Accounting Standards Board Statement No. 123, “Accounting for Stock-Based Compensation”. The Company elected to adopt the modified prospective-transition method as provided by Statement 123R. Under this transition method, compensation cost recognized during 2006 includes (a) compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006 based on the grant-date fair value estimated in accordance with the original provisions of Statement 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of Statement 123R. The effect of applying Statement 123R was a decrease in net income of $17 and $26 thousand net of taxes for the three and six month period ended June 30, 2006, or $0.02 and $0.04 per basic and diluted share respectively. Results for prior periods have not been restated.

The following table illustrates the effect on net loss and loss per share as if the Company had applied the fair value recognition provisions of Statement 123R to stock-based employee compensation for the period ended June 30, 2005:

	Three months Ended June 30, 2005	Six Months Ended June 30, 2005

Net income, as reported	$538	$832
Add: Stock-based compensation cost included in net loss, net of taxes	—
Deduct: Total stock-based compensation expense determined under fair value based method for all awards, net of taxes	(12)	(24)

Pro forma net income attributable to common stockholders	$526	$808

Net income attributable to common stockholders:
Basic – as reported	$0.78	$1.20

Diluted – as reported	$0.76	$1.16

Basic – pro forma	$0.72	$1.11

Diluted – pro forma	$0.71	$1.08

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

The following are the assumptions made in computing the fair value of stock-based awards:

	Three months ended June 30,		Six months ended June 30,

	2006	2005	2006	2005

Average risk-free interest rate	4.36%	5.00%	4.36%	5.00%
Dividend yield	1.50%	1.50%	1.50%	1.50%
Expected term	10	10	10	10
Average expected volatility	20%	20%	20%	20%
Weighted average fair value of granted options	7.44	6.78	7.44	6.78

Expected volatilities are based on historical volatility of the Company’s stock. The expected term of options granted represents the period of time that options granted are expected to be outstanding. The Company uses historical data to estimate option exercise and employee termination within the valuation model. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

A summary of stock option activity during the six months ended June 30, 2006 and related information is included in the table below:

	Options	Weighted- Average Exercise Price	Aggregate Intrinsic Value

Outstanding at January 1, 2006	132,741	16.24	$2,159,300
Granted	6,043	25.00	151,075
Exercised	—
Forfeited	(15,500)	16.19	(250,945)

Outstanding at June 30, 2006	123,284	16.70	2,059,430

Exercisable at June 30, 2006	123,284	16.70	2,059,430

Weighted-average remaining contractual life	7.6

The weighted average grant date fair value of options granted during the six month period ended June 30, 2006 was $25.00 per share. All options granted have an exercise price equal to the fair value of the Company’s common stock on the date of grant. Exercise prices for options outstanding as of June 30, 2006 ranged from $15.24 to $25.00 as follows:

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

Range of Exercise Prices	Options Outstanding	Weighted Average Exercise Prices of Options Outstanding	Weighted Average Remaining Contractual Life of Options Outstanding

$15.24 – $17.35	99,853	$15.45	5.35
$18.00 – $21.69	12,497	$20.24	7.65
$23.04 – $25.00	10,934	$24.44	9.73

	123,284

Note E:

NEW ACCOUNTING PRONOUNCEMENTS

SFAS No. 154, “Accounting Changes and Error Corrections, a Replacement of APB Opinion No. 20 and FASB Statement No. 3.” SFAS 154 establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to a newly adopted accounting principle. Previously, most changes in accounting principle were recognized by including the cumulative effect of changing to the new account principle in net income of the period of the change. Under SFAS 154, retrospective application requires (i) the cumulative effect of the change to the new accounting principle on periods prior to those presented to be reflected in the carrying amounts of assets and liabilities as of the beginning of the first year presented, (ii) an offsetting adjustment, if any, to be made to the opening balance of retained earnings (or other appropriate complements of equity) for that period, and (iii) financial statements for each individual prior period presented to be adjusted to reflect the direct period-specific effects of applying the new accounting principle. Special retroactive application rules apply in situation where it is impracticable to determine either the period – specific effects or the cumulative effect of the change. Indirect effects of a change in accounting principle are required to be reported in the period in which the accounting change is made. SFAS 154 carries forward the guidance in APB Opinion 20 “Accounting Changes,” requiring justification of a change in accounting principle on the basis of preferability. SFAS 154 also carries forward without change the guidance contained in APB Opinion 20, for reporting the correction of an error in previously issued financial statements and for a change in an accounting estimate. SFAS is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not significantly impact the Company's financial statements.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”, an amendment of SFAS No. 133 and SFAS No. 140. This statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. It establishes a requirement to evaluate interests in securitized financial assets to identify interest that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation. In addition, SFAS 155 clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133. It also clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives. SFAS 155 amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company is evaluating the impact, if any, of the adoption of this Statement on its financial results.

In March 2006, the FASB issued SFAS No. 156 “Accounting for Servicing of Financial Assets”: This Statement amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, and requires that all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable and permits the entities to elect either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of SFAS No. 140 for subsequent measurement. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivative to qualify for hedge account treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. This Statement is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company is evaluating the impact, if any, of the adoption of this Statement on its financial results.

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

Part I.  FINANCIAL INFORMATION

Item 2  Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements. This management’s discussion and analysis of financial condition and results of operations and other portions of this report include forward-looking statements such as: statements of the Company’s goals, intentions, and expectations; estimates of risks and of future costs and benefits; assessments of loan quality, and probable loan losses, liquidity, and interest risk; and statements of the Company’s ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behaviors, and other economic conditions; future laws and regulations; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, the Company’s past growth and performance do not necessarily indicate its future results.

Harbor Bankshares Corporation earnings for the second quarter of 2006 totaled $448 thousand, a decrease of $90 thousand or 16.7 percent when compared to the second quarter of 2005. Net interest income increased by $65 thousand or 2.4 percent. Non-interest income decreased by $38 thousand or 8.5 percent and non-interest expenses increased by $238 thousand or 10.7 percent. The provisions for loan losses decreased by $40 thousand or 33.3 percent.

Year to date earning as of June 30, 2006 were $895 thousand, reflecting an increase of $63 thousand or 7.6 percent when compared to the first six months of 2005. The annualized return on average assets (ROAA) and average stockholders equity (ROAE) were .70 percent and 10.6 percent respectively, compared to .71 percent and 10.3 percent achieved during the first six months of 2005.

For the first six months of 2006, net interest income increased by $178 thousand or 3.3 percent. Interest and fees on loans increased by $1.2 million or 19.3 percent as a result of the growth in the portfolio and interest rate increases. Investment income decreased by $12 thousand or 2.8 percent. Interest on federal funds sold increased by $132 thousand or 74.2 percent resulting from higher balances and rates. Interest expense increased by $1.2 million or 73.9 percent. Interest on time deposits increased by $457 thousand or 57.4 percent. Interest expense on saving accounts increased by $644 thousand or 111.2 percent. Time deposits increased by $9.9 million or 14.9 percent when compared to December 31, 2005. This increase, combined with higher rates for both, time and savings deposits were the main reason for overall increase in interest expense. The interest expense on borrowed funds was $41 thousand. The interest expense for the junior subordinated floating rate debentures increased by $68 thousand or 33.5 percent due to higher interest rates.

For the second quarter of 2006, when compared to the same period for 2005, net interest income increased by $65 thousand or 2.4 percent. Interest and fees on loans increased by $654 thousand or 19.3 percent resulting from portfolio growth and rate increases. Investment income at $209 thousand remained the same for both periods. Federal fund sold income increased by $7 thousand or 35.0 percent. Interest expense increased by $593 thousand or 67.8 percent mainly due to higher rates on time and savings deposits. Interest expense on time deposits increased by $229 thousand or 53.1 percent due to higher rates and increased balances. Interest expense on savings accounts increased by $298 thousand or 94.3 percent mainly due to higher interest rates. The interest expense on borrowed funds for the period was $40 thousand. The interest expense for the junior subordinated debentures increased by $35 thousand or 33.0 percent due to higher interest rates.

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

As of June 30, 2006, the provision for loan losses was $135 thousand compared to $240 thousand for the same period in 2005. Charge-offs totaled $58 thousand reflecting an increase of $24 thousand when compared to the $34 thousand charged-off during the same period in 2005. Recoveries for the period were $9 thousand, compared to $72 thousand recovered during the first six months of 2005.

Future provisions for loan losses will continue to be based upon our assessment of the overall loan portfolio and its underlying collateral, the mix of loans within the portfolio, delinquency trends, economic conditions, current and prospective trends in real estate values, and other relevant factors under our allowance methodology.

Our allowance for loan loss methodology is a loan classification-based system. We base the required allowance on a percentage of the loan balance for each type of loan classification level. Allowance percentages are based on each individual lending program, its loss history and underwriting characteristics including loan value, credit score, debt coverage, collateral, and capacity to service debt.

This analysis is used to validate the loan loss reserve matrix as well as assist in establishing overall lending direction. In Management’s opinion, the allowance for loan losses as of June 30, 2006 is adequate. There were no changes in estimation methods or assumptions that affected the methodology for assessing the appropriateness of the allowance during the period.

Non-performing assets consist of non-accruing loans, loans past due 90 days or more but still accruing, restructured loans, and foreclosed real estate.

The following table shows the non-performing assets as of June 30, 2006 compared to December 31, 2005.

	June 30, 2006	December 31, 2005

	(In Thousands)

Non-accruing Loans	$349	$558
Past Due 90 days or more	21	18
Restructured loans	—	—

Total non-performing loans	370	576
Foreclosed real estate	—	—

Total non-performing assets	$370	$576

Non-performing loans to total loans	0.18%	0.30%
Non-performing assets to total assets	0.14%	0.22%
Allowance for loan losses to non-performing loans	579.73%	357.50%

Non-interest income decreased by $155 thousand or 16.5 percent. Service charges on deposit accounts decreased by $131 thousand or 26.9 percent, mainly related to decreases in the returned check fees charges. Other income decreased by $22 thousand or 4.9 percent. There was a loss of $2 thousand on the sale of loans. Salary and employee benefits at $2.3 million increased by $146 thousand or 6.6 percent when compared to the same period of 2005. Advertising cost of $196 thousand remained the same for both periods. Occupancy expense increased by $189 thousand or 41.1 percent reflecting the cost associated with the renovation of the Company's headquarters building and the opening of a new branch facility in October, 2005. Equipment expenses increased by $4 thousand or 2.4 percent. Professional costs decreased by $112 thousand or 46.5 percent. Data processing fees increased by $23 thousand or 4.4 percent. Included in this non-interest expense for 2005, is a loss of $255 thousand resulting from the final settlement of the ATM shortage matter.

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

For the second quarter of 2006, when compared to the same period for 2005, non-interest income decreased by $38 thousand or 8.5 percent. Service charges on deposit accounts decreased by $61 thousand or 24.5 percent mainly related to the returned check fees charges. Other income increased by $23 thousand or 11.6 percent. Salary and employee benefits increased by $81 thousand or 7.5 percent and advertising cost decreased by $2 thousand or 1.8 percent. Occupancy expenses increased by $73 thousand or 29.7 percent reflecting the cost associated with renovation expenses and branch expansion. Equipment expenses increased by $5 thousand or 6.3 percent. Professional costs increased by $21 thousand or 39.6 percent. Data processing expense increased by $10 thousand or 3.8 percent and other expenses increased by $50 thousand or 12.6 percent.

As of June 30, 2006, total deposits were $228.5 million, reflecting a decrease of $1.3 million when compared to deposits as of December 31, 2005. Non-interest bearing deposits decreased by $3.7 million or 7.3 percent. Interest bearing transaction accounts decreased by $2.0 million or 7.7 percent. Savings accounts which included money market accounts decreased by $5.6 million or 6.4 percent and time deposits increased by $9.9 million or 14.9 percent. There was a $3.0 million short term borrowing from the Federal Home Loan Bank as of June 30, 2006.

Total loans, including loans held for sale, increased by $15.2 million or 8.1 percent. The increase was mainly the result of growth in the commercial loans and commercial real estate categories. Stockholders' equity increased by $276 thousand, resulting from earnings of $895 thousand offset by an increase of $64 thousand of unrealized losses on available-for-sale securities, cash dividend paid in the amount of $343 thousand, and the retirement of 10,000 shares or $250 thousand of common stock. Primary and risk based capital were 7.4 percent and 11.1 percent, respectively.

As of June 30, 2006, based on borrowing arrangements with the Federal Home Loan Bank there was unused credit availability of $22.8 million, the Company has sufficient liquidity to withstand any unusual demand for funds without the liquidation of its securities.

The Harbor Bank CDC (“CDC”) and The Harbor Bank of Baltimore LLC (“LLC”) were established in 2003. The Harbor Bank CDC is a non-profit company established for the purpose of bringing financial assistance to underserved areas in the City of Baltimore. The Corporation has no investments in this company. The Harbor Bank of Maryland, one of the Company's subsidiaries has a $1.3 million loan to the CDC. As of June 30, 2006, the CDC had $9 thousand in operating income and a $25 thousand loss since inception. These numbers exclude any tax benefit that may be available.

The Harbor Bank of Baltimore LLC was established for the purpose of taking advantage of the New Markets Tax Credit program offered by the U.S. Treasury Department for the development of certain targeted markets in the country. In the case of the LLC, the targeted market is the City of Baltimore. The LLC received a $50 million New Market Tax Credit award in September 2004. The LLC funded a $25.0 million loan through a partnership with General Motors Corporation. The Corporation has no investment in this company.

The financial data from these companies is not included in the Company's financial statements.

The Corporation's stock is traded from time to time over the counter, but is not listed on Nasdaq or any exchange or quoted on the OTC Bulletin Board. The last trade of which the Corporation is aware was on June 14, 2006 at a price of $28.00. During the first six months of 2006, other trades are believed to have been made at prices ranging from $25.00 to $29.73.

ITEM 3 Controls and Procedures

The Company’s management, under the supervision and with the participation of its Chief Executive Officer and the Chief Financial Officer, evaluated as of the last day of the period covered by this report, the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as defined in Rule 13a – 15 under the Securities Exchange Act of 1934. Based on that evaluation, the Chief Executive Officer and Treasurer concluded that the Company’s disclosure controls and procedures were effective. There were no significant changes in the Company’s internal controls over financial reporting (as defined in Rule 13a – 15 under the Securities Act of 1934) for the period ending June 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

Part II.  OTHER INFORMATION

Item 1.	Legal Proceedings

The Company and its Bank subsidiary, at times and in the ordinary course of business, are subject to various pending and threatened legal actions. The relief or damages sought in some of these actions may be substantial. Management considers that the outcome of such actions will not have a material adverse effect on the Company's financial position; however, the Company is not able to predict whether the outcome of such actions may or may not have a material adverse effect on results of operations in a particular future period as the timing and amount of any resolution of such actions and relationship to the future results of operations are not known.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds.

None

Item 3.	Defaults Upon Senior Securities

None

Item 4.	Submission of Matters to a Vote of Security Holders

None

Item 5.	Other Information

None

Item 6.	Exhibits

Exhibit 31(a),(b), Rule 13a-14(a)/15d-14(a) Certifications

Exhibit 32(a), (b), 18 U.S.C Section 1350 Certifications

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HARBOR BANKSHARES CORPORATION AND SUBSIDIARIES

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARBOR BANKSHARES CORPORATION

Date:	August 9, 2006	/s/Joseph Haskins, Jr.

Joseph Haskins, Jr.
Chairman and Chief Executive Officer

Date:	August 9, 2006	/s/Teodoro J. Hernandez

Teodoro J. Hernandez
Vice President and Treasurer

-FORM OF PROXY-

REVOCABLE PROXY
HARBOR BANKSHARES CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
January 17, 2007

     The undersigned hereby constitutes and appoints Joseph Haskins, Jr. and George F. Vaeth, Jr. and each of them the proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders (the “Annual Meeting”) of Harbor Bankshares Corporation (the “Company”) to be held at the Radisson Plaza Lord Baltimore, 20 West Baltimore Street, Baltimore, Maryland 21201 on Wednesday, January 17, 2007, at 12:00 noon Eastern Time, or at any adjournment thereof, and to vote all the shares of stock of the Company that the undersigned may be entitled to vote, upon the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, “FOR” ADJOURNMENT OF THE ANNUAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL VOTES FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, AND “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

1.	Approval of the Agreement and Plan of Merger, dated as of November 1, 2006, by and between Harbor Bankshares Corporation and Harbor Merger Corporation, a Maryland corporation and wholly-owned subsidiary of Harbor Bankshares Corporation (the “merger subsidiary”), pursuant to which the merger subsidiary will merge with and into Harbor Bankshares Corporation, with Harbor Bankshares Corporation being the surviving corporation.

FOR	AGAINST	ABSTAIN

____	___________	___________

2.	The adjournment of the Annual Meeting to solicit additional votes for approval of the Agreement and Plan of Merger, if necessary.

FOR	AGAINST	ABSTAIN

____	___________	___________

3.	The election of four Class II Directors, each to serve for a three-year term.

____	For all nominees listed below (except as marked to the contrary below).

____	Withhold authority to vote for all nominees listed below.

Nominees:	Nathaniel Higgs, Delores G. Kelley, Erich March, and Stanley W. Tucker

(To withhold authority to vote for any individual nominee, strike out the nominee’s name.)

4. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN. IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, FOR ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, AND FOR THE ELECTION OF DIRECTORS, AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned shareholder hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement and hereby revokes any proxy or proxies previously given. This proxy may be revoked at any time prior to its exercise.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:

Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.